SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                           OF EACH OF THE LISTED FUNDS:

                                 -----------------


                    Cash Reserve Fund, Inc.: Treasury Series
                    Treasury Money Fund -- Institutional Class
                          DWS U.S. Treasury Money Fund
                         Treasury Money Fund Investment



Deutsche Asset Management ("DeAM"), is proposing the following mergers as part of DeAM's initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.


--------------------------------------------------------------------------------
Acquired Funds                            Acquiring Funds
--------------------------------------------------------------------------------

  Cash Reserve Fund, Inc.: Treasury         Investor Cash Trust: Treasury
  Series                                    Portfolio
--------------------------------------------------------------------------------

  Treasury Money Fund -- Institutional       Investor Cash Trust: Treasury
  Class                                     Portfolio
--------------------------------------------------------------------------------

  DWS U.S. Treasury Money Fund              Investor Cash Trust: Treasury
                                            Portfolio
--------------------------------------------------------------------------------

  Treasury Money Fund Investment            Investor Cash Trust: Treasury
                                            Portfolio
--------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the early part of 2007. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.




               Please retain this supplement for future reference.






                                                                     [Logo]DWS
                                                                       SCUDDER
March 2, 2007                                              Deutsche Bank Group

                                                CASH RESERVES FUND INSTITUTIONAL
                                                                      PROSPECTUS

                                                                    May 1, 2007

[GRAPHIC APPEARS HERE]





Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[DWS SCUDDER LOG GRAPHIC APPEARS HERE]

CONTENTS




  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 10      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 17      Financial Highlights
 18      Buying and Selling Fund
         Shares
 24      Policies You Should Know
         About
 31      Understanding Distributions
         and Taxes
 33      Appendix

-

--------------------------------------------------------------------------------
                                          Institutional Class
  ticker symbol                           BIRXX
    fund number                           500

    CASH RESERVES FUND INSTITUTIONAL
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund is a feeder fund that invests all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"). References to the fund may refer to actions undertaken by the Portfolio.

            The fund's goal is to seek a high level of current income consistent with liquidity and the preservation of capital by investing, through the Portfolio, in high quality short-term money market instruments.

            While the fund gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:

            - Generally, fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase

            - The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);


                                           Cash Reserves Fund Institutional  | 3

               - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

               - are unrated, but are determined to be of comparable quality by the Advisor; or

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the Advisor.


            Principal Investments

            The fund invests in the following investments through the Portfolio.

            The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

            - Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

            - Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

            - Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.

4 | Cash Reserves Fund Institutional

            Because many of the fund's principal investments are issued or credit-enhanced by banks or other financial institutions, under normal market conditions the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

            The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

            Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            This fund is a feeder fund. The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also


                                           Cash Reserves Fund Institutional  | 5
            depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

            MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

            -  it cannot sell the securities at the agreed-upon time and price;
               or

            -  the securities lose value before they can be sold.

            The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


6 | Cash Reserves Fund Institutional

            CONCENTRATION RISK. Because the fund will invest more than 25% of its net assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                           Cash Reserves Fund Institutional  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. To learn the current yield, investors may call (800) 730-1313.

Cash Reserves Fund Institutional

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Class [BAR GRAPHIC APPEARS HERE]





 5.58      5.53      5.16      6.46      4.22      1.72      1.06      1.26      3.15      4.99
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006





2007 TOTAL RETURN AS OF MARCH 31: 1.29%

For the periods included in the bar chart:

BEST QUARTER: 1.65%, Q4, 2000              WORST QUARTER: 0.23%, Q3, 2003


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
      1 YEAR           5 YEARS      10 YEARS
--------------------------------------------------------------------------------
             4.99         2.42         3.89
--------------------------------------------------------------------------------


Total returns would have been lower if operating expenses hadn't been reduced.

8 | Cash Reserves Fund Institutional

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from
 your investment                                    None
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
--------------------------------------------------------------------------------
 Management Fee 1                                    0.26%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                   None
--------------------------------------------------------------------------------
 Other Expenses2                                     0.02
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES3                    0.28
--------------------------------------------------------------------------------
 Less Fee Waiver/Expense
 Reimbursement4,5                                    0.10
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES4,5                    0.18
--------------------------------------------------------------------------------


1 The management fee is paid at the Portfolio level. Restated on an annualized basis to reflect fee changes that will take place on or about May 14, 2007. The fee includes a 0.03% Portfolio administration fee and a 0.10% fund administration fee.

2 Restated on an annualized basis to reflect fee changes that took effect on October 1, 2006.

3 Information on the annual operating expenses reflects the expenses of both the fund and the Portfolio.

4   The Portfolio's Advisor has contractually agreed through May 13, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the total annual expenses of the Portfolio at 0.15% of the Portfolio's average daily net assets. (A further discussion of the relationship between the fund and the Portfolio appears in the "Who Manages and Oversees the Fund - Organizational Structure" section of this prospectus.)

5   Through May 13, 2010, the administrator has contractually agreed to waive all or a portion of its administration fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.18%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in the "1 Year" and three years of capped expenses in the "3 Years", "5 Years" and "10 Years"), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
1 YEAR           3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 $18               $58          $126         $324
--------------------------------------------------------------------------------



                                           Cash Reserves Fund Institutional  | 9

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.

           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of each month end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the Fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


10 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the investment advisor for the Portfolio. Under the supervision of the Board, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the investment advisor. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the prior investment management agreement with DAMI.

           MANAGEMENT FEE. The Advisor receives a management fee from the Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.13% as a percentage of average daily net assets.


                                         Who Manages and Oversees the Fund  | 11

           On or about May 14, 2007 the Portfolio will pay the Advisor, under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.

           A discussion regarding the basis for the Board's renewal of the Portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. In addition, the Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.

           ORGANIZATIONAL STRUCTURE - Cash Reserves Fund Institutional. The fund is a "feeder fund" that invests all of its assets in a "master portfolio". The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's Trustees may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

           TRANSFER AGENT. DWS Scudder Investments Service Company ("DWS-SISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

           Besides setting up the account and processing your purchase and sale orders, these functions include:

           -  keeping accurate, up-to-date records for your individual account;

           - implementing any changes you wish to make in your account information;

12 | Who Manages and Oversees the Fund

           - processing your requests for cash dividends and distributions from the fund; and

           - answering your questions on the fund's investment performance or administration.

           DWS-SISC delegates certain of these functions to a third party.

           Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.

           THE PORTFOLIO MANAGERS

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                         Who Manages and Oversees the Fund  | 13

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


14 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 15
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Cash Reserves Fund Institutional


YEARS ENDED DECEMBER 31,                     2006          2005          2004          2003          2002
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
--------------------------------------     -------       -------       -------       -------       -------
Income from investment operations:
  Net investment income                        .049          .031          .013          .011          .017
______________________________________     ________      ________      ________      ________      ________
  Net realized and unrealized gain
  (loss) on investment transactions a            -             -             -             -             -
--------------------------------------     --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS             .049          .031          .013          .011          .017
______________________________________     ________      ________      ________      ________      ________
Less distributions from:
  Net investment income                     ( .049)       ( .031)       ( .013)       ( .011)       ( .017)
______________________________________     ________      ________      ________      ________      ________
NET ASSET VALUE, END OF PERIOD             $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
--------------------------------------     --------      --------      --------      --------      --------
Total Return (%)b                             4.99          3.15          1.26          1.06          1.72
--------------------------------------     --------      --------      --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       5,456         6,493         6,721         7,847         6,161
_______________________________________    ________      ________      ________      ________      ________
Ratio of expenses before expense
reductions, including expenses
allocated from Cash Management
Portfolio (%)                                  .28           .26           .26           .26           .25
_______________________________________    ________      ________      ________      ________      ________
Ratio of expenses after expense
reductions, including expenses
allocated from Cash Management
Portfolio (%)                                  .16           .18           .18           .18           .18
_______________________________________    ________      ________      ________      ________      ________
Ratio of net investment income (%)            4.85          3.08          1.22          1.03          1.71
---------------------------------------    --------      --------      --------      --------      --------


a   Amount is less than $.0005.

b   Total return would have been lower had certain expenses not been reduced.--

                                                      Financial Highlights  | 17

BUYING and SELLING Fund Shares



           How to contact the Service Center



--------------------------------------------------------------------------------
  BY PHONE:             (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENT      Deutsche Asset Management
  BY MAIL:              c/o DWS Scudder
                        PO Box 219356
                        Kansas City, MO 64121-9356
--------------------------------------------------------------------------------
  ADDITIONAL            Deutsche Asset Management
  INVESTMENTS BY        c/o DWS Scudder
  MAIL:                 PO Box 219154
                        Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY EXPRESS            Deutsche Asset Management
  REGISTERED OR         c/o DWS Scudder
  CERTIFIED MAIL:       210 W. 10th Street
                        Kansas City, MO 64105-1614
--------------------------------------------------------------------------------


           Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business.


           Investment minimum


--------------------------------------------------------------------------------
  TO OPEN AN            $10 million
  ACCOUNT
--------------------------------------------------------------------------------
  MINIMUM ACCOUNT       $1 million
  BALANCE
--------------------------------------------------------------------------------


           The chart above is for non-retirement accounts.

           Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required. The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


18 | Buying and Selling Fund Shares

How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the Service Center.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the Service
                     Center. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the Service Center ."
--------------------------------------------------------------------------------
  WIRE:              Call the Service Center to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.

           If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at (800) 730-1313.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the Service Center." For fund numbers, see "How to open your fund account."

           SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another Deutsche Asset Management Fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.


                                            Buying and Selling Fund Shares  | 19

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at (800) 730-1313 prior to 5:00 p.m. Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.


--------------------------------------------------------------------------------
  BANK NAME:        Deutsche Bank Trust Company Americas
--------------------------------------------------------------------------------
  ROUTING NO:       21001033
--------------------------------------------------------------------------------
  ATTN:             Deutsche Asset Management Funds
--------------------------------------------------------------------------------
  DDA NO:           00-226-296
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------


           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at (800) 730-1313 prior to 5:00 p.m. Eastern time. Inform the Service Center of the amount of your redemption and receive a trade confirmation number. We must receive your order by 5:00 p.m. Eastern time to wire to your account the same business day.


20 | Buying and Selling Fund Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                            Buying and Selling Fund Shares  | 21

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


22 | Buying and Selling Fund Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                                            Buying and Selling Fund Shares  | 23

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


24 | Policies You Should Know About

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           If we receive your wire purchase order before 5:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 5:00 p.m. Eastern time, you will not receive the dividends declared that day.

           You will not receive the dividends declared on the day you sell your shares by wire.

           Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order


                                            Policies You Should Know About  | 25
           into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in another Deutsche Asset Management Fund or DWS fund.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.

           The fund accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor or investment firm as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


26 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.









                                            Policies You Should Know About  | 27

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

           Please note the following conditions:

           - The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

           - You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

           - If you are maintaining a taxable account, you may have to pay taxes on the exchange.

           - Your exchange must meet the minimum investment requirement for the fund being purchased.

           - The accounts between which you exchange must be the same share class.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


28 | Policies You Should Know About

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.

           The fund calculates its share price as of 9:00 a.m. Eastern time and as of every hour thereafter, through and including the close of the business day, normally 5:00 p.m. Eastern time each day the fund is open for business. The fund seeks to maintain a stable $1.00 share price.

           The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund also may close early. You may call at
           (800) 730-1313 for additional information about whether the fund will close early before a particular holiday. On days of an early close:

           - All orders received prior to the fund close will be processed as of the time the fund NAV is next calculated.

           - Redemption orders received after the fund close will be processed as of the time the fund NAV is next calculated.

           - Purchase orders received after the fund close will be processed the next business day.

           Generally, THE FUND IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and


                                            Policies You Should Know About  | 29

           Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances but the "Fed wire" is open, the primary trading markets for the fund's portfolio instruments are open and management believes there is adequate liquidity.


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           - close your account and send you the proceeds if your balance falls below the fund's minimum account balance; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance)

30 | Policies You Should Know About

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS



Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 31

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, by wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


32 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 33

Cash Reserves Fund Institutional



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
-------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------
   1            5.00%        0.18%              4.82%       $ 10,482.00         $  18.43
-------------------------------------------------------------------------------------------
   2           10.25%        0.18%              9.87%       $ 10,987.23         $  19.32
-------------------------------------------------------------------------------------------
   3           15.76%        0.18%             15.17%       $ 11,516.82         $  20.25
-------------------------------------------------------------------------------------------
   4           21.55%        0.28%             20.60%       $ 12,060.41         $  33.01
-------------------------------------------------------------------------------------------
   5           27.63%        0.28%             26.30%       $ 12,629.66         $  34.57
-------------------------------------------------------------------------------------------
   6           34.01%        0.28%             32.26%       $ 13,225.78         $  36.20
-------------------------------------------------------------------------------------------
   7           40.71%        0.28%             38.50%       $ 13,850.04         $  37.91
-------------------------------------------------------------------------------------------
   8           47.75%        0.28%             45.04%       $ 14,503.76         $  39.70
-------------------------------------------------------------------------------------------
   9           55.13%        0.28%             51.88%       $ 15,188.34         $  41.57
-------------------------------------------------------------------------------------------
  10           62.89%        0.28%             59.05%       $ 15,905.23         $  43.53
-------------------------------------------------------------------------------------------
  TOTAL                                                                         $ 324.49
-------------------------------------------------------------------------------------------



34 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Deutsche Asset Management at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DEUTSCHE ASSET
MANAGEMENT                  SEC                     DISTRIBUTOR
------------------------    --------------------    -------------------------------
c/o DWS Scudder             100 F Street, N.E.      DWS Scudder Distributors, Inc.
PO Box 219356               Washington, D.C.        222 South Riverside Plaza
Kansas City, MO 64121-      20549-0102              Chicago, IL 60606-5808
9356                        WWW.SEC.GOV             (800) 621-1148
WWW.MONEYFUNDS.DEAM-        (800) SEC-0330
US.DB.COM
(800) 730-1313



SEC FILE NUMBER:
DWS Institutional Funds        Cash Reserves Fund Institutional    811-6071

[DWS SCUDDER GRAPHIC APPEARS HERE]







(05/01/07) 1687PRO
[RECYCLE GRAPHIC APPEARS HERE]

                                              CASH MANAGEMENT FUND INSTITUTIONAL
                                                                      PROSPECTUS

                                                                    May 1, 2007







Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or


                                                 [DWS SCUDDER LOGO APPEARS HERE]





adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS




  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 10      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 17      Financial Highlights
 18      Buying and Selling Fund
         Shares
 25      Policies You Should Know
         About
 32      Understanding Distributions
         and Taxes
 34      Appendix

--------------------------------------------------------------------------------
                                            Institutional Class
  ticker symbol                             BICXX
    fund number                             541
--------------------------------------------------------------------------------

    CASH MANAGEMENT FUND INSTITUTIONAL



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund is a feeder fund that invests all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"). References to the fund may refer to actions undertaken by the Portfolio.

            The fund's goal is to seek a high level of current income consistent with liquidity and the preservation of capital by investing, through the Portfolio, in high quality short-term money market instruments.

            While the fund gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:

            - Generally, fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase

            - The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);


                                         Cash Management Fund Institutional  | 3

               - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

               - are unrated, but are determined to be of comparable quality by the Advisor; or

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the Advisor.


            Principal Investments

            The fund invests in the following investments through the Portfolio.

            The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

            - Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

            - Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

            - Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.

4 | Cash Management Fund Institutional

            Because many of the fund's principal investments are issued or credit-enhanced by banks or other financial institutions, under normal market conditions the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

            The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

            Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            This fund is a feeder fund. The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also


                                         Cash Management Fund Institutional  | 5
            depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

            MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

            -  it cannot sell the securities at the agreed-upon time and price;
               or

            -  the securities lose value before they can be sold.

            The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


6 | Cash Management Fund Institutional

            CONCENTRATION RISK. Because the fund will invest more than 25% of its net assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                         Cash Management Fund Institutional  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. To learn the current yield, investors may call (800) 730-1313.

Cash Management Fund Institutional

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Class [GRAPHIC APPEARS HERE]





 5.52      5.47      5.11      6.41      4.16      1.67      1.01      1.21      3.10      4.91
1997      1998      1999      2000      2001      2002      2003      2004      2005      2006





                 2007 TOTAL RETURN AS OF MARCH 31: 1.27%
For the periods included in the bar chart:
BEST QUARTER: 1.64%, Q3, 2000              WORST QUARTER: 0.22%, Q3, 2003


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



      1 YEAR           5 YEARS      10 YEARS
--------------------------------------------------------------------------------
             4.91         2.37         3.84
--------------------------------------------------------------------------------


     Total returns would have been lower if operating expenses hadn't been reduced.

8 | Cash Management Fund Institutional

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from
 your investment                                     None
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
--------------------------------------------------------------------------------
 Management Fee 1                                    0.26%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                    None
--------------------------------------------------------------------------------
 Other Expenses 2                                    0.08
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES3                    0.34
--------------------------------------------------------------------------------
 Less Fee Waiver/Expense
--------------------------------------------------------------------------------
 Reimbursement 4, 5                                  0.11
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES 4, 5                  0.23
--------------------------------------------------------------------------------


1   The management fee is paid at the Portfolio level. Restated on an annualized basis to reflect fee changes that will take place on or about May 14, 2007. The fee includes a 0.03% Portfolio administration fee and a 0.10% fund administration fee.

2   Restated on an annualized basis to reflect fee changes that took effect on
   October 1, 2006.

3   Information on the annual operating expenses reflects the expenses of both the fund and the Portfolio.

4   The Portfolio's Advisor has contractually agreed through May 13, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of the Portfolio at 0.15% of the Portfolio's average daily net assets. (A further discussion of the relationship between the fund and the Portfolio appears in the "Who Manages and Oversees the Fund - Organizational Structure" section of this prospectus.)

5   Through May 13, 2010, the administrator has contractually agreed to waive all or a portion of its administration fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.23%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in the "1 Year" amount and three years of capped expenses in the "3 Years", "5 Years" and "10 Years" amounts), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
1 YEAR           3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 $      24         $74          $156         $396
--------------------------------------------------------------------------------



                                         Cash Management Fund Institutional  | 9

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.

           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of each month end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the Fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


10 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the investment advisor for the Portfolio. Under the supervision of the Board, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, makes investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the investment advisor. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the prior investment management agreement with DAMI.

           MANAGEMENT FEE. The Advisor receives a management fee from the Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.13% as a percentage of average daily net assets.


                                         Who Manages and Oversees the Fund  | 11

           On or about May 14, 2007 the Portfolio will pay the Advisor, under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.

           A discussion regarding the basis for the Board's renewal of the Portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. In addition, the Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.

           ORGANIZATIONAL STRUCTURE - Cash Management Fund Institutional. The fund is a "feeder fund" that invests all of its assets in a "master portfolio". The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's Trustees may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

           TRANSFER AGENT. DWS Scudder Investments Service Company ("DWS-SISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

           Besides setting up the account and processing your purchase and sale orders, these functions include:

           -  keeping accurate, up-to-date records for your individual account;

           - implementing any changes you wish to make in your account information;

12 | Who Manages and Oversees the Fund

           - processing your requests for cash dividends and distributions from the fund; and

           - answering your questions on the fund's investment performance or administration.

           DWS-SISC delegates certain of these functions to a third party.

           Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.

           THE PORTFOLIO MANAGERS

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                         Who Manages and Oversees the Fund  | 13

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


14 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 15
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Cash Management Fund Institutional


YEARS ENDED DECEMBER 31,                        2006          2005          2004          2003          2002
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
-------------------------------------------------------------------------------------------------------------------
  Net investment income                           .048          .031          .012          .010          .017
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactionsa                -             -             -             -             -
-------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                .048          .031          .012          .010          .017
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        ( .048)       ( .031)       ( .012)       ( .010)       ( .017)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)b                                4.91          3.10          1.21          1.01          1.67
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          2,340         2,233         2,154         3,640         3,818
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from Cash Management
Portfolio (%)                                     .33           .27           .26           .26           .25
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from Cash Management
Portfolio (%)                                     .23           .23           .23           .23           .23
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                            4.81          3.04          1.17          1.01          1.67
-------------------------------------------------------------------------------------------------------------------


a   Amount is less than $.0005.

b   Total return would have been lower had certain expenses not been reduced.

                                                      Financial Highlights  | 17

BUYING and SELLING Fund Shares



How to contact the Service Center



--------------------------------------------------------------------------------
  BY PHONE:              (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENT       Deutsche Asset Management
  BY MAIL:              c/o DWS Scudder
                        PO Box 219356
                        Kansas City, MO 64121-9356
--------------------------------------------------------------------------------
  ADDITIONAL             Deutsche Asset Management
  INVESTMENTS BY        c/o DWS Scudder
  MAIL:                 PO Box 219154
                        Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY EXPRESS             Deutsche Asset Management
  REGISTERED OR         c/o DWS Scudder
  CERTIFIED MAIL:       210 W. 10th Street
                        Kansas City, MO 64105-1614
--------------------------------------------------------------------------------


           Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

18 | Buying and Selling Fund Shares

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the Service Center.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the Service
                     Center. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the Service Center ."
--------------------------------------------------------------------------------
  WIRE:               Call the Service Center to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND       Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.

           If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at (800) 730-1313.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the Service Center." For fund numbers, see "How to open your fund account."



                                            Buying and Selling Fund Shares  | 19

           SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another Deutsche Asset Management Fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at (800) 730-1313 prior to 5:00 p.m. Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.


--------------------------------------------------------------------------------
  BANK NAME:        Deutsche Bank Trust Company Americas
--------------------------------------------------------------------------------
  ROUTING NO:       21001033
--------------------------------------------------------------------------------
  ATTN:             Deutsche Asset Management Funds
--------------------------------------------------------------------------------
  DDA NO:           00-226-296
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                   your fund account")
--------------------------------------------------------------------------------

           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at


20 | Buying and Selling Fund Shares

           (800) 730-1313 prior to 5:00 p.m. Eastern time. Inform the Service Center of the amount of your redemption and receive a trade confirmation number. We must receive your order by 5:00 p.m. Eastern time to wire to your account the same business day.


                                            Buying and Selling Fund Shares  | 21

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


22 | Buying and Selling Fund Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                            Buying and Selling Fund Shares  | 23
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


24 | Buying and Selling Fund Shares

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


                                            Policies You Should Know About  | 25

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           If we receive your wire purchase order before 5:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 5:00 p.m. Eastern time, you will not receive the dividends declared that day.

           You will not receive the dividends declared on the day you sell your shares by wire.

           Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order


26 | Policies You Should Know About
           into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in another Deutsche Asset Management Fund or DWS fund.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.

           The fund accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor or investment firm as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


                                            Policies You Should Know About  | 27

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


            THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.







28 | Policies You Should Know About

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

           Please note the following conditions:

           - The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

           - You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

           - If you are maintaining a taxable account, you may have to pay taxes on the exchange.

           - Your exchange must meet the minimum investment requirement for the fund being purchased.

           - The accounts between which you exchange must be the same share class.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


                                            Policies You Should Know About  | 29

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.

           The fund calculates its share price as of 5:00 p.m. Eastern time each day the fund is open for business. The fund seeks to maintain a stable $1.00 share price.

           The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund also may close early. You may call at
           (800) 730-1313 for additional information about whether the fund will close early before a particular holiday. On days of an early close:

           - All orders received prior to the fund close will be processed as of the time the fund NAV is next calculated.

           - Redemption orders received after the fund close will be processed as of the time the fund NAV is next calculated.

           - Purchase orders received after the fund close will be processed the next business day.

           Generally, THE FUND IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock


30 | Policies You Should Know About

           Exchange is closed due to unforeseeable circumstances but the "Fed wire" is open, the primary trading markets for the fund's portfolio instruments are open and management believes there is adequate liquidity.


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           - close your account and send you the proceeds if your balance falls below the fund's minimum account balance; we will give you 60 days' notice so you can either increase your balance of $100,000 or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance)

                                            Policies You Should Know About  | 31

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



32 | Understanding Distributions and Taxes

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, by wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 33

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


34 | Appendix

                      Cash Management Fund Institutional



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------
   1            5.00%        0.23%              4.77%       $ 10,477.00         $  23.55
---------------------------------------------------------------------------------------------
   2           10.25%        0.23%              9.77%       $ 10,976.75         $  24.67
---------------------------------------------------------------------------------------------
   3           15.76%        0.23%             15.00%       $ 11,500.34         $  25.85
---------------------------------------------------------------------------------------------
   4           21.55%        0.34%             20.36%       $ 12,036.26         $  40.01
---------------------------------------------------------------------------------------------
   5           27.63%        0.34%             25.97%       $ 12,597.15         $  41.88
---------------------------------------------------------------------------------------------
   6           34.01%        0.34%             31.84%       $ 13,184.18         $  43.83
---------------------------------------------------------------------------------------------
   7           40.71%        0.34%             37.99%       $ 13,798.56         $  45.87
---------------------------------------------------------------------------------------------
   8           47.75%        0.34%             44.42%       $ 14,441.57         $  48.01
---------------------------------------------------------------------------------------------
   9           55.13%        0.34%             51.15%       $ 15,114.55         $  50.25
---------------------------------------------------------------------------------------------
  10           62.89%        0.34%             58.19%       $ 15,818.89         $  52.59
---------------------------------------------------------------------------------------------
  TOTAL                                                                         $ 396.51
---------------------------------------------------------------------------------------------



                                                                  Appendix  | 35

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact Deutsche Asset Management at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DEUTSCHE ASSET
MANAGEMENT                  SEC                     DISTRIBUTOR
------------------------    --------------------    -------------------------------
c/o DWS Scudder             100 F Street, N.E.      DWS Scudder Distributors, Inc.
PO Box 219356               Washington, D.C.        222 South Riverside Plaza
Kansas City, MO 64121-      20549-0102              Chicago, IL 60606-5808
9356                        WWW.SEC.GOV             (800) 621-1148
WWW.MONEYFUNDS.DEAM-        (800) SEC-0330
US.DB.COM
(800) 730-1313



SEC FILE NUMBER:
DWS Institutional Funds        Cash Management Fund Institutional    811-6071

[DWS SCUDDER LOGO APPEARS HERE]






(05/01/07) 1679PRO
[GRAPHIC APPEARS HERE]

                                      Treasury Money Fund -- Institutional Class

                                                                      Prospectus

                                                                     May 1, 2007








Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

   Overview of the Fund                      A Detailed Look at the Fund

     3  Goal                                   7  Objective

     3  Core Strategy                          7  Strategy

     3  Investment Policies and                8  Principal Investments
        Strategies
                                               8  Risks
     4  Principal Risks of Investing
        in the Fund                           10  Who Manages and Oversees
                                                  the Fund
     4  Who Should Consider Investing
        in the Fund                           15  Price
     5  Total Returns, After Fees and
        Expenses                              16  Understanding Distributions
                                                  and Taxes
     6  Annual Fund Operating
        Expenses                              17  Buying and Selling Fund Shares

                                              29  Financial Highlights

                                              30  Appendix

--------------------------------------------------------------------------------
                                                         ticker symbol     BTRXX

                                                           fund number     542

  Treasury Money Fund -- Institutional Class
--------------------------------------------------------------------------------

Overview of the Fund

Goal: The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Core Strategy: The fund invests in debt obligations of the US Treasury or obligations guaranteed by the US Treasury or repurchase agreements collateralized by US Treasury debt obligations or US Treasury guaranteed debt obligations.

Investment Policies and Strategies: The fund invests all of its assets in a master portfolio with the same goal as the fund. The fund, through the master portfolio, the Treasury Money Portfolio, seeks to achieve its goal by investing in US Treasury obligations, either directly or through repurchase agreements. The fund maintains a dollar-weighted average maturity of 90 days or less. The fund attempts to maintain a stable share price by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

Principal Risks of Investing in the Fund

Although the fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the fund. For example:

o A sharp rise in interest rates could cause the bond market and individual securities in the fund's portfolio to decline in value.

o    Securities held by the fund could perform poorly.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $1 million. You should consider investing in the fund if you are a conservative investor who is looking for a liquid investment that offers income approximating money market rates and preserves the value of your capital.

You should not consider investing in the fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund's performance year to year. The bar chart shows the fund's actual return for each of the past 10 calendar years. The table shows the fund's average annual return over the last calendar year, the last five calendar years and the last 10 calendar years.

As of December 31, 2006, the fund's 7-day yield was 4.98%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.


Treasury Money Fund -- Institutional Class

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997      5.42
1998      5.28
1999      4.84
2000      6.12
2001      3.85
2002      1.55
2003      0.91
2004      1.12
2005      2.96
2006      4.79


2007 Total Return as of March 31: 1.25%

Best Quarter: 1.58%, Q4 2000                       Worst Quarter: 0.20%, Q3 2003

During the period shown, the fund's highest return in any calendar quarter was 1.58% (Q4 2000) and its lowest quarterly return was 0.20% (Q3 2003). Past performance offers no indication of how the fund will perform in the future.


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2006
--------------------------------------------------------------------------------
        1 Year                       5 Years                     10 Years
--------------------------------------------------------------------------------
         4.79                         2.26                         3.66
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

Annual Fund Operating Expenses

(deducted from fund assets)

This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Management  Fees(1)                                          0.28%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                     None
--------------------------------------------------------------------------------
Other Fund Operating Expenses(2)                             0.14
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3), (4)                 0.42
--------------------------------------------------------------------------------

Based on the costs above, the example below illustrates the expenses you would have incurred on a $10,000 investment in the fund. The numbers assume that the fund earned an annual return of 5% over the periods shown, that the fund's operating expenses remained the same, and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.


--------------------------------------------------------------------------------
Example    1 Year              3 Years              5 Years             10 Years
--------------------------------------------------------------------------------
             $43                 $135                $235                 $530
--------------------------------------------------------------------------------

(1) Restated on an annualized basis to reflect fee changes which took effect on July 1, 2006. Includes a 0.03% Portfolio administration fee and a 0.10% fund administration fee.

(2) Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

(3) Information on the annual operating expenses reflects the expenses of both the fund and the Treasury Money Portfolio, the master portfolio in which the fund invests its assets. (A further discussion of the relationship between the fund and the portfolio appears in the "Organizational Structure" section of this prospectus.)

(4) Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at ratios no higher than 0.25%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage and interest fees.

A Detailed Look at the Fund


Objective

The fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing, through the master portfolio, in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Associations ("GNMA")).

While we give priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

Strategy

The fund seeks current income by investing, through the master portfolio, only in US Treasury securities and repurchase agreements backed by obligations of the US Treasury or obligations guaranteed by the US Treasury, and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Principal Investments

The fund invests, through the master portfolio, in US Treasury obligations, and US Treasury Guaranteed Securities (GNMAs), either directly or through repurchase agreements collateralized by US Treasury debt obligations or US Treasury guaranteed debt obligations. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Risks

Set forth below are some of the prominent risks associated with "treasury" money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund's credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund's best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the fund adheres to the following practices:

o We limit the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

o We primarily buy securities with remaining maturities of 397 days (about 13 months) or less.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

The investment advisor

DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, acts as the investment advisor for the master portfolio. As investment advisor, DIMA, under the supervision of the Board of Trustees, makes the master portfolio's investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the portfolio's investment advisor. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the portfolio's prior investment management agreement with DAMI.

DAMI received a fee of 0.13%, net of waivers, of the master portfolio's average daily net assets for its services in the last fiscal year.

Effective June 1, 2006 the Portfolio pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board's renewal of the master portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

Organizational Structure. Treasury Money Fund -- Institutional Class is a "feeder fund" that invests all of its assets in a "master portfolio," the Treasury Money Portfolio. The fund and the master portfolio have the same investment objective.

The master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio's expenses in proportion to its investment in the master portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the fund's board members to withdraw the fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the board members withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.

Transfer Agent. DWS Scudder Investments Service Company ("DWS-SISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

Besides setting up the account and processing your purchase and sale orders, these functions include:

o  keeping accurate, up-to-date records for your individual fund account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from the fund;
   and

o answering your questions on the fund's investment performance or administration.

DWS-SISC delegates certain of these functions to a third party.

Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Legal proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Calculating the Fund's Share Price

We calculate the daily price of the fund's shares (also known as the "Net Asset Value" or daily "NAV") at 2:00 p.m. Eastern time each day the fund is open for business. The portfolio that the fund invests in may calculate its NAV at a later time. The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund also may close early. You may call the Service Center at 1-800-730-1313 for additional information about whether the fund will close early before a particular holiday. On days the fund closes early:


o All orders received prior to the fund's close will be processed as of the time the fund's NAV is next calculated.

o Redemption orders received after the fund's close will be processed as of the time the fund's NAV is next calculated.

o Purchase orders received after the fund's close will be processed the next business day.

The fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method writes down the premium -- or marks up the discount -- at a constant rate until maturity. It does not reflect daily fluctuations in market value. The fund's Net Asset Value will normally be $1.00 a share.

--------------------------------------------------------------------------------

Generally, the fund is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances, but the "Fed wire" is open, the primary trading markets for the fund's portfolio instruments are open and the fund's management believes there is adequate liquidity.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes, if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wired to your bank account of record, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans and retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


Buying and Selling Fund Shares

How to contact the fund's Service Center

================================================================================
By Phone:                      (800) 730-1313
================================================================================
First Investment By Mail:      Deutsche Asset Management
                               c/o DWS Scudder
                               PO Box 219151
                               Kansas City, MO 64121-9151
================================================================================
Additional Investments By      Deutsche Asset Management
Mail:                          c/o DWS Scudder
                               PO Box 219154
                               Kansas City, MO 64121-9154
================================================================================
By Express Registered or       Deutsche Asset Management
Certified Mail:                c/o DWS Scudder
                               210 W. 10th Street
                               Kansas City, MO 64105-1614
================================================================================

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

Investment minimums

Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

The fund reserves the right to modify the above eligibility requirements and investment minimums at any time.

The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required.

How to open your fund account

===============================================================================
By Mail:      Complete and sign the account application that accompanies this prospectus. (You may obtain
              additional applications by calling
              the Service Center.) Mail the completed application along with a check payable to the fund to the Service Center. The
              addresses are shown under "How to contact the fund's Service
              Center."
===============================================================================
By Wire:      Call the Service Center to set up a wire account.
===============================================================================

Please note that your account cannot become activated until we receive a completed application via mail.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at 1-800-730-1313.

Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to the fund, to the Service Center. Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. The fund number is 542.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management or DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at 1-800-730-1313 by 2:00 p.m. Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.

================================================================================
Bank Name:                     Deutsche Bank Trust Company Americas
================================================================================
Routing No:                    021001033
================================================================================
Attn:                          Deutsche Asset Management Funds
================================================================================
DDA No:                        00-226-296
================================================================================
FBO:                           (Account name)
                               (Account number)
================================================================================
Credit:                        Treasury Money Fund -- Institutional Class -- 542
================================================================================

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at 1-800-730-1313 prior to 2:00 p.m. Eastern time. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. We must receive your order by 2:00 p.m. Eastern time to wire your account the same business day. All orders placed after 2:00 p.m. Eastern time will be wired to your account the next business day. Wire transfers may be restricted on holidays and at certain other times.

Financial intermediary support payments

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares

("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Important information about buying and selling shares

o To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

o We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

o We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

o The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

o If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

o The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

o Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

o You may buy and sell shares of the fund through authorized financial advisors as well as directly from the Service Center. The same terms and conditions apply. The price which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your financial advisor, provided that your financial advisor forwards your order in a timely manner. You should contact your financial advisor if you have a dispute as to when your order was placed with the fund. Your financial advisor may charge a fee for buying and selling shares for you.

o You may place orders to buy and sell over the phone by calling your financial advisor or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

o If we receive your order to sell shares after 2:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it before 2:00 pm Eastern time, you will not.

o If we receive your purchase order before 2:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 2:00 p.m. Eastern time, you will not.

o After we or your financial advisor receive your order, we buy or sell your shares at the next price calculated on a day the fund is open for business.

o The payment of redemption proceeds (including exchanges) for shares of the fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

o Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.

o You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

o We reserve the right to withdraw or suspend the offering of shares at any time.

o We reserve the right to withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding.

o We reserve the right to reject a new account application if you don't provide any required or requested identifying information, or for other reasons.

o We reserve the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law.

o We reserve the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability.

o We reserve the right to close your account and send you the proceeds if your balance falls below the fund's minimum account balance; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, group retirement plans and certain other accounts having lower minimum share balance requirements, or in any case where a fall in share price created the low balance).

o When you want to send sale proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

o We reserve the right to pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o We reserve the right to change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time).

o We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the Service Center for more information.

o During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

o The fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

o Account Statements and Fund Reports: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your fund's overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: We may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

o  The accounts between which you exchange must be the same share class.

Special shareholder services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

o Regular Investments: You can make regular investments automatically from your checking account. You will need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum.

o Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify. You will need to make sure your bank has ACH services. Transactions take two to three days to be completed and there is a $50 minimum.

o Checkwriting: We issue you a checkbook linked to your account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. The minimum check amount is $500.

o The fund accepts ACH debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-730-1313 or write (DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Financial Highlights

The table below provides a picture of the fund's financial performance for the past five years. Certain information selected reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). The annual report is available free of charge by calling the Service Center at (800) 730-1313.

Treasury Money Fund -- Institutional Class


Years Ended December 31,                                      2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 1.00      $ 1.00   $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                     .047        .029     .011      .009      .015
-------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investment
   transactions(a)                                             --          --       --        --        --
-------------------------------------------------------------------------------------------------------------
   Total from investment operations                          .047        .029     .011      .009      .015
-------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                   (.047)      (.029)   (.011)    (.009)    (.015)
-------------------------------------------------------------------------------------------------------------
   Net realized gain on investment transactionsa              --          --       --        --        --
-------------------------------------------------------------------------------------------------------------
   Total distributions                                     (.047)      (.029)   (.011)    (.009)    (.015)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 1.00      $ 1.00   $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------------------------------------
Total Return (%)(b)                                         4.79        2.96     1.12       .91      1.55
-------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        723         395      365       621       581
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (including
expenses allocated from Treasury Money Portfolio) (%)         .40         .30      .30       .28       .27
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (including
expenses allocated from Treasury Money Portfolio) (%)         .25         .25      .25       .25       .25
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                           4.79        2.91     1.09       .90      1.51
-------------------------------------------------------------------------------------------------------------

(a)  Amount is less than $.0005 per share.

(b)  Total return would have been lower had certain expenses not been reduced.

Appendix
--------------------------------------------------------------------------------


Hypothetical Expense Summary

Using the annual fund operating expense ratios presented in the Annual Fund Operating Expense tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the indicated fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

Treasury Money Fund -- Institutional Class


     Maximum Sales Charge:         Initial Hypothetical Investment:                Assumed Rate
             0.00%                             $10,000                              of Return: 5%
------------------------------------------------------------------------------------------------------------
                                                                       Hypothetical
              Cumulative                           Cumulative            Year-End
            Return Before       Annual Fund       Return After         Balance After
               Fees and           Expense           Fees and             Fees and                Annual Fees
    Year       Expenses            Ratios           Expenses             Expenses               and Expenses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
     1           5.00%               0.42%            4.58%             $10,458.00              $42.96
-------------------------------------------------------------------------------------------------------------
     2          10.25%               0.42%            9.37%             $10,936.98              $44.93
-------------------------------------------------------------------------------------------------------------
     3          15.76%               0.42%           14.38%             $11,437.89              $46.99
-------------------------------------------------------------------------------------------------------------
     4          21.55%               0.42%           19.62%             $11,961.75              $49.14
-------------------------------------------------------------------------------------------------------------
     5          27.63%               0.42%           25.10%             $12,509.59              $51.39
-------------------------------------------------------------------------------------------------------------
     6          34.01%               0.42%           30.83%             $13,082.53              $53.74
-------------------------------------------------------------------------------------------------------------
     7          40.71%               0.42%           36.82%             $13,681.71              $56.20
-------------------------------------------------------------------------------------------------------------
     8          47.75%               0.42%           43.08%             $14,308.34              $58.78
-------------------------------------------------------------------------------------------------------------
     9          55.13%               0.42%           49.64%             $14,963.66              $61.47
-------------------------------------------------------------------------------------------------------------
    10          62.89%               0.42%           56.49%             $15,648.99              $64.29
-------------------------------------------------------------------------------------------------------------
  Total:                                                                                        $529.89
-------------------------------------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- You can find more detailed information about the fund in the current SAI, dated May 1, 2007, which we have filed electronically with the SEC and which is incorporated by reference into this prospectus. To receive your free copy of the SAI, the annual or semiannual report, or if you have questions about investing in the fund, write to us at:
Deutsche Asset Management, c/o Institutional Money Funds -- Client Services, 210 West 10th Street, Kansas City, MO 64105-1614 or call our toll-free number:
1-800-730-1313. The fund's SAI and shareholder reports are also available through the Web site at http://moneyfunds.deam-us.db.com.

You can find reports and other information about the fund on the EDGAR Database on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. Information about the fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


Distributor
DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


                                  SEC File Number:
A Member of                       DWS Institutional Funds
Deutsche Asset Management [LOGO]  Treasury Money Fund -- Institutional
                                                         Class 811-6071

--------------------------------------------------------------------------------

                                  MAY 1, 2007







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS



--------------------------------------------------------------------------------


                           DWS EQUITY 500 INDEX FUND

                      DWS EAFE (Reg. TM) EQUITY INDEX FUND

                            DWS U.S. BOND INDEX FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS




HOW EACH FUND WORKS

  4      DWS Equity 500 Index Fund

 14      DWS EAFE (Reg. TM) Equity Index
         Fund

 25      DWS U.S. Bond Index Fund

 35      Other Policies and Risks

 36      Who Manages and Oversees
         the Funds

 43      Financial Highlights


HOW TO INVEST IN THE FUNDS

 48      Buying and Selling
         Institutional Class Shares

 56      Policies You Should Know
         About

 66      Understanding Distributions
         and Taxes

 70      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                             Institutional Class
                                         ticker symbol       BTIIX
                                           fund number       565

DWS EQUITY 500 INDEX FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies.

            The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective.

            INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

            - indexing provides simplicity because it is a straightforward market-replicating strategy;

            - index funds generally provide diversification by investing in a wide variety of companies and industries;

            - an index fund's investments are generally predictable in that the fund's investments are expected to replicate the target index;

            - index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

            -  index funds generally realize low capital gains.

--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighed according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

4 |
DWS Equity 500 Index Fund

            STRATEGY. The fund invests all of its assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), with the same investment objective as the fund. The fund, through the Portfolio, will pursue its objective by investing primarily in the securities of the companies included in the S&P 500 Index and derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Futures contracts and options are used as a low-cost method of gaining exposure to a particular market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the Portfolio to obtain a high correlation to the S&P 500 Index, while seeking to keep the Portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process is intended to select stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the fund, before expenses, and that of the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

            PRINCIPAL INVESTMENTS. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Portfolio's securities are weighted to attempt to make the Portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole.

            We may exclude or remove any stock from the Portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating


                                                  DWS Equity 500 Index Fund  | 5
            the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The Portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

            INVESTMENT PROCESS. In an effort to run an efficient and effective strategy, the Portfolio uses the process of "optimization," a statistical sampling technique. First, the Portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment subadvisor tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing its costs.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            INFORMATION REGARDING THE INDEX. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

            S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which shares of the fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


6 | DWS Equity 500 Index Fund

            S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            This fund is a feeder fund. The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities. (See also"Secondary Risks.")


            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            TRACKING ERROR RISK. There are several reasons that the fund's performance may not replicate the S&P 500 Index exactly:
THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in capital appreciation over the long term and investment returns that track the performance of the S&P 500 Index.


                                                  DWS Equity 500 Index Fund  | 7

            - Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks.

            - The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

            - The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

            INDEX FUND RISK. Because the fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segment represented by the Index.


8 | DWS Equity 500 Index Fund

            FUTURES AND OPTIONS RISK. The fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The fund will not use these derivatives for speculative purposes. Rather, the fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.



                                                  DWS Equity 500 Index Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Equity 500 Index Fund

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Class

[BAR CHART GRAPHIC APPEARS HERE]

33.23      28.75      20.75       -9.22      -12.04      -22.12     28.45      10.74       4.85     15.72
1997       1998       1999       2000        2001        2002       2003       2004       2005      2006

2007 TOTAL RETURN AS OF MARCH 31: 0.68%
For the periods included in the bar chart:
BEST QUARTER: 21.41%, Q4 1998              WORST QUARTER: -17.26%, Q3 2002



10 | DWS Equity 500 Index Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
   Return before Taxes                          15.72       6.09         8.32
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          15.36       5.73         7.45
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      10.55       5.12         6.93
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             15.79       6.19         8.42
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets 2
--------------------------------------------------------------------------------
 Management Fee 3                                      0.18%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                     None
--------------------------------------------------------------------------------
 Other Expenses 4                                      0.03
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 5,6                   0.21
--------------------------------------------------------------------------------


1 This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

2 Annual operating expenses reflect the expenses of both the fund and the DWS Equity 500 Index Portfolio, the master portfolio in which the fund invests its assets. A further discussion of the relationship between the fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.

3 Includes 0.10% administration fee for the fund and 0.03% administration fee for the master portfolio.

                                                 DWS Equity 500 Index Fund  | 11

4 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

5 Through September 30, 2007, the advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund, including expenses allocated from the Portfolio, to the extent necessary to maintain the total operating expenses at 0.40% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

6 Effective October 1, 2006, the advisor has agreed to voluntarily waive a portion of its fees and reimburse or pay certain operating expenses for the fund, including expenses allocated from the Portfolio, to the extent necessary to maintain the total operating expenses at 0.10% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

12 | DWS Equity 500 Index Fund

The information contained above and the example below reflect the aggregate expenses for both the fund and the Portfolio.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Institutional Class         $22         $68          $118         $268
--------------------------------------------------------------------------------



                                                 DWS Equity 500 Index Fund  | 13

--------------------------------------------------------------------------------
                         Institutional Class
  ticker symbol          BTAEX
    fund number          558

DWS EAFE (Reg. TM) EQUITY INDEX FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI") EAFE (Reg. TM) Index ("EAFE (Reg.
            TM) Index"), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

            The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the EAFE (Reg. TM) Index's performance, we cannot offer any assurance of achieving this objective.

            INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

            - indexing provides simplicity because it is a straightforward market-replicating strategy;

            - index funds generally provide diversification by investing in a wide variety of companies and industries;

            - an index fund's investments are generally predictable in that the fund's investments are expected to replicate the target index;

            - index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

            -  index funds generally realize low capital gains.

--------------------------------------------------------------------------------
The EAFE(R) Index of major markets of Europe, Australasia and the Far East is a widely accepted benchmark of international stock performance/ it tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE(R) Index are weighed according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

14 | DWS EAFE (Reg. TM) Equity Index Fund

            STRATEGY. The fund will pursue its objective by investing primarily in the securities of the companies included in the EAFE (Reg. TM) Index and derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the EAFE (Reg. TM) Index. Futures contracts and options are used as a low-cost method of gaining exposure to a particular market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the EAFE (Reg. TM) Index while seeking to keep the fund as fully invested as possible in all market environments. To attempt to replicate the country, industry and risk characteristics of the EAFE (Reg. TM) Index as closely as possible, the fund invests in a statistically selected sample of the securities found in the EAFE (Reg. TM) Index, using a process known as "optimization." This process is intended to select stocks for the fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the EAFE (Reg. TM) Index. Over the long term, we seek a correlation between the performance of the fund, before expenses, and the EAFE (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.

            PRINCIPAL INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE (Reg. TM) Index and in derivative instruments, such as futures contracts, options and forward currency contracts that provide exposure to the stocks of companies in the EAFE (Reg. TM) Index. Forward currency contracts involve the purchase or sale of a foreign currency at an exchange rate established currently, but with payment and delivery at a specified future time. Forward currency contracts may be used in an attempt to hedge against losses. There is no guarantee that these currency management activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the EAFE (Reg. TM) Index as a whole. We may remove or exclude any EAFE (Reg. TM) Index stock from the fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not


                                      DWS EAFE (Reg. TM) Equity Index Fund  | 15
            included in the EAFE (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the EAFE (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the EAFE (Reg. TM) Index. The fund may also hold short-term debt securities or money market instruments.

            INVESTMENT PROCESS. In an effort to run an efficient and effective strategy, the fund uses the process of "optimization," a statistical sampling technique. First, the fund buys the stocks that make up the larger portions of the EAFE (Reg. TM) Index's value in roughly the same proportion as the EAFE (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment subadvisor tries to replicate the industry and risk characteristics of all of the smaller companies in the EAFE (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            INFORMATION REGARDING THE INDEX. This fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the EAFE (Reg. TM) Index to track general stock market performance.

            Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE (Reg. TM) Index, which is determined, composed and calculated by Morgan Stanley without regard to the issuer of the fund, or to the fund itself. Morgan Stanley has no obligation to take the needs of the issuer of the fund or the owners of the fund into consideration in determining, composing or calculating the EAFE (Reg. TM) Index.

            Inclusion of a security in the EAFE (Reg. TM) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of the fund to be issued, or in the determination or calculation of the equation by which the shares of the fund are


16 | DWS EAFE (Reg. TM) Equity Index Fund
            redeemable for cash. Morgan Stanley has no obligation or liability to owners of the fund in connection with the administration, marketing or trading of the fund. The fund is neither sponsored by nor affiliated with Morgan Stanley.

            Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the index from sources that Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indexes or any data included therein.

            Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein.

            Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, an important factor with this fund is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in capital appreciation over the long term and investment returns that track the performance of the EAFE (Reg.
TM) Index.

                                      DWS EAFE (Reg. TM) Equity Index Fund  | 17

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the remedies available in the US.

18 | DWS EAFE (Reg. TM) Equity Index Fund

           - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


                                      DWS EAFE (Reg. TM) Equity Index Fund  | 19

            TRACKING ERROR RISK. There are several reasons that the fund's performance may not exactly replicate the EAFE (Reg. TM) Index:

            - Unlike the EAFE (Reg. TM) Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks.

            - The composition of the EAFE (Reg. TM) Index and the stocks held by the fund may occasionally diverge.

            - The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the EAFE (Reg. TM) Index, which does not include a cash component.

            INDEX FUND RISK. Because the fund invests at least 80% of its assets in the stocks of companies included in the EAFE (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the EAFE (Reg. TM) Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segments represented by the Index.

            FUTURES AND OPTIONS RISK. The fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The fund will not use these derivatives for speculative purposes. Rather, the fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


20 | DWS EAFE (Reg. TM) Equity Index Fund

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                                      DWS EAFE (Reg. TM) Equity Index Fund  | 21

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance data provided in the bar chart and quarterly returns below and the risk return table on the following page are those of the fund's predecessor fund, DWS EAFE (Reg. TM) Equity Index Fund, a series of DWS Advisor Funds II (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which is a new series of DWS Advisor Funds. The fund also aquired the Predecessor Fund's liabilities.

DWS EAFE (Reg. TM) Equity Index Fund

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Class

[BAR CHART GRAPHIC APPEARS HERE]

 2.11     19.81      27.95       -15.22      -21.75      -16.63     36.45      19.42      13.57      25.69
1997      1998       1999        2000        2001        2002       2003       2004       2005       2006

2007 TOTAL RETURN AS OF MARCH 31: 4.30%
For the periods included in the bar chart:
BEST QUARTER: 20.05%, Q4 1998              WORST QUARTER: -20.06%, Q3 2002



22 | DWS EAFE (Reg. TM) Equity Index Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006


--------------------------------------------------------------------------------
                                               1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS
   Return before Taxes                           25.69        14.16         7.25
--------------------------------------------------------------------------------
   Return after Taxes on Distributions           25.43        13.67         6.42
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                       17.40        12.28         5.88
--------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL
 INTERNATIONAL (MSCI) EUROPE,
 AUSTRALASIA AND FAR EAST (EAFE)
 INDEX (reflects no deductions for fees,
 expenses or taxes)                              26.34        14.98         7.71
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.


 MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. Fee and expense information is based on the operating expense history of the Predecessor Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                              2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee2                                    0.35%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                  None
--------------------------------------------------------------------------------
 Other Expenses3                                    0.18
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                    0.53
--------------------------------------------------------------------------------


1 This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

2   Includes 0.10% administration fee.

3 Restated on an annualized basis to reflect approved fee changes taking effect on October 1, 2006.

                                      DWS EAFE (Reg. TM) Equity Index Fund  | 23

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Institutional Class         $54         $170         $296         $665
--------------------------------------------------------------------------------



24 | DWS EAFE (Reg. TM) Equity Index Fund

--------------------------------------------------------------------------------
                                                            Institutional Class
                                      ticker symbol         BTUSX
                                        fund number         548

DWS U.S. BOND INDEX FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

            While we give priority to replicating the Lehman Bond Index's performance, we cannot offer any assurance of achieving this objective.

            INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

            - indexing provides simplicity because it is a straightforward market replicating strategy;

            - index funds generally provide diversification by investing in a wide variety of companies and industries;

            - an index fund's investments are generally predictable in that the fund's investments are expected to replicate the target index;

            - index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

            -  index funds generally realize low capital gains.

--------------------------------------------------------------------------------
The Lehman Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more at the time of their issue. It is one of the most widely accepted benchmarks of bond market total return and includes more than 6,000 taxable securities.

                                                  DWS U.S. Bond Index Fund  | 25

            STRATEGY. The fund will pursue its objective by investing primarily in the debt securities of the companies included in the Lehman Bond Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman Bond Index. Futures contracts and options are used as a low-cost method of gaining exposure to a particular market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the Lehman Bond Index, while seeking to keep the fund as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Lehman Bond Index as closely as possible, the fund invests in a statistically selected sample of the securities found in the Lehman Bond Index, using a process known as "optimization." Over the long term, we seek a correlation between the performance of the fund, before expenses, and the Lehman Bond Index of 95% or better. A figure of 100% would indicate perfect correlation.

            PRINCIPAL INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in securities included in the Lehman Bond Index and in derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Lehman Bond Index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the Lehman Bond Index as a whole.

            We may exclude or remove any Lehman Bond Index security from the fund if we believe that the security is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a security not included in the Lehman Bond Index when it is believed to be a cost-efficient way of approximating the Lehman Bond Index's performance, for example, in anticipation of a security being added to the Lehman Bond Index. The fund may hold assets in short-term debt securities or money market instruments.

            INVESTMENT PROCESS. The fund also attempts to replicate the Lehman Bond Index's duration, an intermediate term. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of the bond, the longer it will take to repay the principal and interest obligations and the


26 | DWS U.S. Bond Index Fund
            more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise - but also are more likely to receive more income from their investment to compensate for the risk.

            The chart below shows the proportion as of March 31, 2007 that each class has recently constituted of the market value of the Lehman Bond Index.


--------------------------------------------------------------------------------
                                                            PERCENT OF
                                                           MARKET VALUE
CLASS OF SECURITIES                                          OF INDEX
--------------------------------------------------------------------------------
US Treasury and Agency securities                             37.62%
--------------------------------------------------------------------------------
Mortgage-backed securities (agency credit)                    37.76
--------------------------------------------------------------------------------
Commercial mortgage-backed securities                          4.91
--------------------------------------------------------------------------------
Credit (including corporate bonds)                            18.59
--------------------------------------------------------------------------------
Asset-backed securities                                        1.12
--------------------------------------------------------------------------------


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                                  DWS U.S. Bond Index Fund  | 27

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security. Because the fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

            TRACKING ERROR RISK. There are several reasons that the fund's performance may not exactly replicate the Lehman Bond Index exactly:

            - Unlike the Lehman Bond Index, the fund incurs fees and administrative expenses and transaction costs in trading securities.

            - The composition of the Lehman Bond Index and the bonds held by the fund may occasionally diverge.

           - The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the Lehman Bond Index, which does not include a cash component.

            INDEX FUND RISK. Because the fund invests at least 80% of its assets in securities that are included in the Lehman Bond Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segment represented by the Index.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in exposure to the fixed income market generally and investment returns that track the performance of the Lehman Bond Index.


28 | DWS U.S. Bond Index Fund

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment.

            FUTURES AND OPTIONS RISK. The fund may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The fund will not use these derivatives for speculative purposes. Rather, the fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


                                                  DWS U.S. Bond Index Fund  | 29

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

30 | DWS U.S. Bond Index Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance data provided in the bar chart and quarterly returns below and the risk return table on the following page are those of the fund's predecessor fund, DWS U.S. Bond Index Fund, a series of DWS Advisor Funds II (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which is a new series of DWS Advisor Funds. The fund also aquired the Predecessor Fund's liabilities.

DWS U.S. Bond Index Fund

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Class

[BAR CHART GRAPHIC APPEARS HERE]

 8.78      -1.30     11.72       8.19     10.04       3.75      4.27      2.22      4.19
1998      1999       2000       2001      2002       2003      2004      2005      2006

2007 TOTAL RETURN AS OF MARCH 31: 1.45%
For the periods included in the bar chart:
BEST QUARTER: 4.67%, Q3 2001               WORST QUARTER: -2.60%, Q2 2004



                                                  DWS U.S. Bond Index Fund  | 31

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31 each year


-----------------------------------------------------------------------------------------
                                                                              SINCE
                                                1 YEAR        5 YEARS       INCEPTION*
-----------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS
   Return before Taxes                           4.19           4.86            6.09
-----------------------------------------------------------------------------------------
   Return after Taxes on Distributions           2.40           2.90            3.81
-----------------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                       2.43**         2.95**          3.79
-----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND
 INDEX (reflects no deductions for fees,
 expenses or taxes)                              4.33           5.06            6.23
-----------------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

* The Bond Predecessor Fund commenced operations on June 30, 1997. Index comparison begins on June 30, 1997.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

LEHMAN BROTHERS AGGREGATE BOND (LBAB) INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. Fee and expense information is based on the operating expense history of the Predecessor Fund.


--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                               2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets 2
--------------------------------------------------------------------------------
 Management Fee 2                                     0.25%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                    None
--------------------------------------------------------------------------------
 Other Expenses 3                                     0.18
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                      0.43
--------------------------------------------------------------------------------
 Less Expense Waiver/Reimbursement 4                  0.07
--------------------------------------------------------------------------------
 NET ANNUAL OPERATING EXPENSES 4,5,6                  0.36
--------------------------------------------------------------------------------

32 | DWS U.S. Bond Index Fund

1 This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

2 Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.

3 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

4 Through September 30, 2007, the advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the fund the extent necessary to maintain the fund's total operating expenses at 0.36% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

5 Effective October 1, 2007 through April 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at a ratio no higher than 0.32% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

6 Effective October 1, 2006, the advisor has agreed to voluntarily waive a portion of its fees and reimburse or pay operating expenses at 0.15% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

                                                  DWS U.S. Bond Index Fund  | 33

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Institutional Class         $37         $131         $234         $535
--------------------------------------------------------------------------------



34 | DWS U.S. Bond Index Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment goal without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its goal.

           A complete list of each fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. All posted holdings for DWS Equity 500 Index Fund are the holdings for the master portfolio. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


                                                  Other Policies and Risks  | 35

WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the investment advisor for DWS U.S. Bond Index Fund, DWS EAFE (Reg. TM) Equity Index Fund and DWS Equity 500 Index Portfolio. Under the supervision of the Board, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes investment decisions, buys and sells securities for DWS U.S. Bond Index Fund, DWS EAFE (Reg. TM) Equity Index Fund and DWS Equity 500 Index Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was each fund's investment advisor. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreements with DIMA were approved by the Board and are identical in substance to each fund's prior investment management agreement with DAMI.


36 | Who Manages and Oversees the Funds

           ORGANIZATIONAL STRUCTURE - DWS EQUITY 500 INDEX FUND. The fund is a "feeder fund" that invests all of its assets in a "master portfolio." The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA and subadvised by Northern Trust Investments, N.A. ("NTI" or the "subadvisor"). The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's Trustees may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

           MANAGEMENT FEE. For each fund listed in the table below, the Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:


--------------------------------------------------------------------------------
FUND NAME                                             FEE PAID
--------------------------------------------------------------------------------
           DWS EAFE (Reg. TM) Equity Index Fund         0.17%
--------------------------------------------------------------------------------
           DWS U.S. Bond Index Fund                     0.00%
--------------------------------------------------------------------------------


           The Advisor receives a management fee from DWS Equity 500 Index Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.02% as a percentage of average daily net assets.

           A discussion regarding the basis for the Board's renewal of each fund's and the Portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor for providing most of each fund's administrative services. In addition, DWS Equity 500 Index Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.


                                        Who Manages and Oversees the Funds  | 37

           Subadvisor for DWS Equity 500 Index Portfolio, DWS EAFE (Reg. TM) Equity Index Fund and DWS U.S. Bond Index Fund

           Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index Portfolio, DWS EAFE (Reg. TM) Equity Index Fund and DWS U.S. Bond Index Fund, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


38 | Who Manages and Oversees the Funds

Portfolio management

The following person handles the day-to-day management of the DWS Equity 500 Index Portfolio.

DWS EQUITY 500 INDEX PORTFOLIO

Brent Reeder is a Vice President at NTI. Mr. Reeder has had responsibility for the Portfolio since May 2007. Mr. Reeder joined NTI in 1998. For the past five years, he has managed quantitative equity portfolios.

The following person handles the day-to-day management of DWS EAFE (Reg. TM) Equity Index Fund.

DWS EAFE (Reg. TM) EQUITY INDEX FUND

Shaun Murphy is primarily responsible for the day-to-day management of DWS EAFE (Reg. TM) Equity Index Fund. Mr. Murphy is a Vice President of Northern Trust and has had responsibility for the fund since May 2007. Mr. Murphy joined Northern in June 2004 and manages quantitative equity portfolios. From 1997 to 2003, Mr. Murphy was a portfolio manager with State Street Global Advisors.

The following person handles the day-to-day management of DWS U.S. Bond Index Fund.

DWS U.S. BOND INDEX FUND

Louis R. D'Arienzo is primarily responsible for the day-to-day management of DWS U.S. Bond Index Fund. Mr. D'Arienzo is a Vice President of NTI, where he is responsible for the management of various fixed income index portfolios. Mr. D'Arienzo joined NTI in 2003 and the fund in 1997. For the five years prior thereto, he was a trader and portfolio manager with Deutsche Bank.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                        Who Manages and Oversees the Funds  | 39

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


40 | Who Manages and Oversees the Funds

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                        Who Manages and Oversees the Funds  | 41
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


42 | Who Manages and Oversees the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS EAFE (Reg. TM) Equity Index Fund and DWS U.S. Bond Index Fund, each acquired all the assets and assumed all the liabilities of their respective Predecessor Fund. The information contained in the following table for periods prior to July 10, 2006, as applicable, has been derived from the Predecessor Funds' financial statements.


                                                      Financial Highlights  | 43

DWS Equity 500 Index Fund - Institutional Class c

YEARS ENDED DECEMBER 31,                       2006         2005         2004         2003        2002
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  141.29    $  137.10    $  126.22    $  99.84    $  130.19
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                  2.73         2.41         2.46        1.85         1.71
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions             19.28         4.16        10.93       26.33      ( 30.42)
-----------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS              22.01         6.57        13.39       28.18      ( 28.71)
-----------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (  2.76)     (  2.38)     (  2.51)    (  1.80)     (  1.64)
-----------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                      -            -            -           -            -
-----------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                         (  2.76)     (  2.38)     (  2.51)    (  1.80)     (  1.64)
-----------------------------------------------------------------------------------------------------------
Redemption fees                                   .00*         .00*           -           -            -
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  160.54    $  141.29    $  137.10    $ 126.22    $   99.84
-----------------------------------------------------------------------------------------------------------
Total Return (%) b                               15.72         4.85        10.74       28.45      ( 22.12)
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          1,991        1,812        1,828       1,982        1,394
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from DWS Equity 500 Index
Portfolio (%)                                     .20          .11          .11         .11          .11
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from DWS Equity 500 Index
Portfolio (%)                                     .10          .10          .10         .10          .10
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                            1.85         1.77         1.92        1.69         1.52
-----------------------------------------------------------------------------------------------------------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c On August 13, 2004, Premier Class shares of the Fund were renamed Institutional Class shares.

*   Amount is less than $.005.

44 | Financial Highlights

DWS EAFE (Reg. TM) Equity Index Fund - Institutional Class

YEARS ENDED DECEMBER 31,                            2006          2005          2004          2003         2002
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  13.15      $  11.89      $  10.35       $  7.77      $   9.46
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)                        .35 a         .29 a         .33           .17 a         .16 a
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                  3.03          1.33          1.64          2.64        ( 1.72)
---------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   3.38          1.62          1.97          2.81        ( 1.56)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (  .36)       (  .33)       (  .43)       (  .23)       (  .13)
---------------------------------------------------------------------------------------------------------------------
  Tax return of capital                                 -        (  .03)            -             -             -
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                              (  .36)       (  .36)       (  .43)       (  .23)       (  .13)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                       .00*          .00*            -             -             -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $  16.17      $  13.15      $  11.89       $ 10.35      $   7.77
---------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                  25.69         13.57         19.42         36.45        (16.63)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                400           309           285           231           137
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses of the
EAFE (Reg. TM) Equity Index Portfolio (%)             .55           .56           .58           .60           .65
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses of the
EAFE (Reg. TM) Equity Index Portfolio (%)             .45           .40           .40           .40           .40
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                                2.40          2.35          1.98          1.99          1.83
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 8 c          16            12             6            10
---------------------------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c On January 13, 2006, the DWS EAFE (Reg. TM) Equity Index Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchases and sales of portfolio securities of the DWS EAFE (Reg. TM) Equity Index Fund as a stand-alone fund in addition to the DWS EAFE (Reg. TM) Equity Index Fund Portfolio.

*   Amount is less than $.005.

                                                      Financial Highlights  | 45

DWS U.S. Bond Index Fund - Institutional Class

YEARS ENDED DECEMBER 31,                        2006          2005          2004          2003          2002
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.18      $  10.41      $  10.46      $  10.60      $  10.42
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                  .49           .43           .37           .44           .52
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions            (  .07)       (  .20)          .06        (  .05)          .50
------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                .42           .23           .43           .39          1.02
------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (  .50)       (  .44)       (  .37)       (  .42)       (  .52)
------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                 (  .01)       (  .02)       (  .11)       (  .11)       (  .32)
------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                          (  .51)       (  .46)       (  .48)       (  .53)       (  .84)
------------------------------------------------------------------------------------------------------------------
Redemption fees                                   .00*          .00*            -             -             -
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  10.09      $  10.18      $  10.41      $  10.46      $  10.60
------------------------------------------------------------------------------------------------------------------
Total Return (%) b                               4.19          2.22          4.27          3.75         10.04
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            138           120           160           143           100
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from the U.S. Bond Index
Portfolio (%)                                     .55           .57           .48           .50           .52
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from the U.S. Bond Index
Portfolio (%)                                     .16           .15           .15           .15           .15
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                            4.94          4.24          3.57          4.27          4.94
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            25 d          45 c          71 c         173 c         235 c
------------------------------------------------------------------------------------------------------------------


a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c The portfolio turnover rates including mortgage dollar roll transactions were 203%, 341%, 271% and 266% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

d On January 13, 2006, the U.S. Bond Index Portfolio was closed (See Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.

*   Amount is less than $.005.

46 | Financial Highlights

HOW TO INVEST IN THE FUNDS

The following pages tell you how to invest in a fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares


           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order.

           You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


48 | Buying and Selling Institutional Class Shares

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           Each fund reserves the right to modify the above eligibility requirements and investment minimum at any time.

           How to contact the transfer agent


--------------------------------------------------------------------------------
  BY PHONE:               (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENTS       DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9151
--------------------------------------------------------------------------------
  ADDITIONAL              DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY OVERNIGHT MAIL:      DWS Scudder Investments Service Company
                          210 W. 10th Street
                          Kansas City, MO 64105-1614
--------------------------------------------------------------------------------



                             Buying and Selling Institutional Class Shares  | 49

           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


           How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the transfer agent ."
--------------------------------------------------------------------------------
  WIRE:              Call the transfer agent to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent." For fund numbers, see "How to open your fund account."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


50 | Buying and Selling Institutional Class Shares

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


--------------------------------------------------------------------------------
  BANK NAME:        Deutsche Bank Trust Company Americas
--------------------------------------------------------------------------------
  ROUTING NO:       21001033
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           00-226-296
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. Each fund reserves the right to change the above eligibility requirements and investment minimum at any time. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


                             Buying and Selling Institutional Class Shares  | 51

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


52 | Buying and Selling Institutional Class Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                             Buying and Selling Institutional Class Shares  | 53

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .40% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


54 | Buying and Selling Institutional Class Shares
           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                             Buying and Selling Institutional Class Shares  | 55

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein for DWS Equity 500 Index Fund, DWS EAFE (Reg. TM) Equity Index Fund and DWS U.S. Bond Index Fund. Other share classes for the funds are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to


56 | Policies You Should Know About
           you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           Each fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to a fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those


                                            Policies You Should Know About  | 57
           that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

           Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by each fund's Board. Each fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Each fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a fund; and

           - each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How each fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in a fund or to limit or terminate the investor's exchange privilege. The detection of these


58 | Policies You Should Know About
           patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of a fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in a fund.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial


                                            Policies You Should Know About  | 59
           intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


60 | Policies You Should Know About

           Each fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. Each fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 61

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

62 | Policies You Should Know About
           you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


               TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


                                            Policies You Should Know About  | 63

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


64 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           - redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason other than a change in market value

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

                                            Policies You Should Know About  | 65

           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           EACH FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           DWS Equity 500 Index Fund intends to pay distributions of substantially all of its income quarterly. DWS EAFE (Reg. TM) Equity Index Fund intends to pay distributions of substantially all of its income annually. DWS U.S. Bond Index Fund accrues income dividends daily and intends to pay distributions of substantially all of its income monthly. Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, each fund may distribute at other times as needed.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

66 | Understanding Distributions and Taxes

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM A FUND
-   gains from the sale of                   -  gains from the sale of
    securities held by a fund for               securities held by a fund for
    more than one year                          one year or less

-   qualified dividend income                -  all other taxable income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
-   gains from selling fund                  -  gains from selling fund
    shares held for more than                   shares held for one year or
    one year                                    less
--------------------------------------------------------------------------------



                                     Understanding Distributions and Taxes  | 67

           ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. DWS Equity 500 Index Fund and DWS U.S. Bond Index Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by each fund. DWS EAFE (Reg. TM) Equity Index Fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its year more than 50% of the fund's total assets are stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations, investments in these obligations may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."


68 | Understanding Distributions and Taxes

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund.


                                     Understanding Distributions and Taxes  | 69

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


70 | Appendix

DWS Equity 500 Index Fund - Class Institutional

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                             HYPOTHETICAL
             CUMULATIVE       ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE       FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND       EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES        RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        0.21%          4.79%           $ 10,479.00         $  21.50
------------------------------------------------------------------------------------------------
   2           10.25%        0.21%          9.81%           $ 10,980.94         $  22.53
------------------------------------------------------------------------------------------------
   3           15.76%        0.21%         15.07%           $ 11,506.93         $  23.61
------------------------------------------------------------------------------------------------
   4           21.55%        0.21%         20.58%           $ 12,058.11         $  24.74
------------------------------------------------------------------------------------------------
   5           27.63%        0.21%         26.36%           $ 12,635.70         $  25.93
------------------------------------------------------------------------------------------------
   6           34.01%        0.21%         32.41%           $ 13,240.95         $  27.17
------------------------------------------------------------------------------------------------
   7           40.71%        0.21%         38.75%           $ 13,875.19         $  28.47
------------------------------------------------------------------------------------------------
   8           47.75%        0.21%         45.40%           $ 14,539.81         $  29.84
------------------------------------------------------------------------------------------------
   9           55.13%        0.21%         52.36%           $ 15,236.27         $  31.26
------------------------------------------------------------------------------------------------
  10           62.89%        0.21%         59.66%           $ 15,966.08         $  32.76
------------------------------------------------------------------------------------------------
  TOTAL                                                                         $ 267.81
------------------------------------------------------------------------------------------------


DWS EAFE (Reg. TM) Equity Index Fund - Class Institutional

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        0.53%              4.47%       $ 10,447.00        $  54.18
------------------------------------------------------------------------------------------------
   2           10.25%        0.53%              9.14%       $ 10,913.98        $  56.61
------------------------------------------------------------------------------------------------
   3           15.76%        0.53%             14.02%       $ 11,401.84        $  59.14
------------------------------------------------------------------------------------------------
   4           21.55%        0.53%             19.11%       $ 11,911.50        $  61.78
------------------------------------------------------------------------------------------------
   5           27.63%        0.53%             24.44%       $ 12,443.94        $  64.54
------------------------------------------------------------------------------------------------
   6           34.01%        0.53%             30.00%       $ 13,000.19        $  67.43
------------------------------------------------------------------------------------------------
   7           40.71%        0.53%             35.81%       $ 13,581.29        $  70.44
------------------------------------------------------------------------------------------------
   8           47.75%        0.53%             41.88%       $ 14,188.38        $  73.59
------------------------------------------------------------------------------------------------
   9           55.13%        0.53%             48.23%       $ 14,822.60        $  76.88
------------------------------------------------------------------------------------------------
  10           62.89%        0.53%             54.85%       $ 15,485.17        $  80.32
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 664.91
------------------------------------------------------------------------------------------------


                                                                  Appendix  | 71

DWS U.S. Bond Index Fund - Class Institutional

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        0.36%              4.64%       $ 10,464.00        $  36.84
------------------------------------------------------------------------------------------------
   2           10.25%        0.43%              9.42%       $ 10,942.20        $  46.02
------------------------------------------------------------------------------------------------
   3           15.76%        0.43%             14.42%       $ 11,442.26        $  48.13
------------------------------------------------------------------------------------------------
   4           21.55%        0.43%             19.65%       $ 11,965.18        $  50.33
------------------------------------------------------------------------------------------------
   5           27.63%        0.43%             25.12%       $ 12,511.98        $  52.63
------------------------------------------------------------------------------------------------
   6           34.01%        0.43%             30.84%       $ 13,083.78        $  55.03
------------------------------------------------------------------------------------------------
   7           40.71%        0.43%             36.82%       $ 13,681.71        $  57.55
------------------------------------------------------------------------------------------------
   8           47.75%        0.43%             43.07%       $ 14,306.96        $  60.18
------------------------------------------------------------------------------------------------
   9           55.13%        0.43%             49.61%       $ 14,960.79        $  62.93
------------------------------------------------------------------------------------------------
  10           62.89%        0.43%             56.45%       $ 15,644.50        $  65.80
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 535.44
------------------------------------------------------------------------------------------------


72 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
--------------------------------------------------------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Institutional Funds                 DWS Equity 500 Index Fund      811-06071
DWS Institutional Funds      DWS EAFE (Reg. TM) Equity Index Fund      811-06071
DWS Institutional Funds                  DWS U.S. Bond Index Fund      811-06071




(05/01/07) DINDX-1-IN

[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

                                  MAY 1, 2007







                                   PROSPECTUS
                              ------------------
                                    CLASS S





--------------------------------------------------------------------------------

                           DWS EQUITY 500 INDEX FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------







CONTENTS
--------------------------------------------------------------------------------

HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  7      The Main Risks of Investing in
         the Fund

 10      The Fund's Performance
         History

 12      How Much Investors Pay

 13      Other Policies and Risks

 14      Who Manages and Oversees
         the Fund

 21      Financial Highlights


HOW TO INVEST IN THE FUND

 23      How to Buy, Sell and
         Exchange Shares

 28      Policies You Should Know
         About

 38      Understanding Distributions
         and Taxes

 42      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                                Class S
                                           ticker symbol        BTIEX
                                             fund number        815

DWS EQUITY 500 INDEX FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies.

            The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective.

            INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

            - indexing provides simplicity because it is a straightforward market-replicating strategy;

            - index funds generally provide diversification by investing in a wide variety of companies and industries;

            - an index fund's investments are generally predictable in that the fund's investments are expected to replicate the target index;

            - index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

            -  index funds generally realize low capital gains.

--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighed according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

4 | DWS Equity 500 Index Fund

            STRATEGY. The fund invests all of its assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), with the same investment objective as the fund. The fund, through the Portfolio, will pursue its objective by investing primarily in the securities of the companies included in the S&P 500 Index and derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Futures contracts and options are used as a low-cost method of gaining exposure to a particular market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the Portfolio to obtain a high correlation to the S&P 500 Index, while seeking to keep the Portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process is intended to select stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the fund, before expenses, and that of the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

            PRINCIPAL INVESTMENTS. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Portfolio's securities are weighted to attempt to make the Portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole.

            We may exclude or remove any stock from the Portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating


                                                  DWS Equity 500 Index Fund  | 5
            the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The Portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

            INVESTMENT PROCESS. In an effort to run an efficient and effective strategy, the Portfolio uses the process of "optimization," a statistical sampling technique. First, the Portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment subadvisor tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing its costs.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            INFORMATION REGARDING THE INDEX. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund.

            S&P has no obligation to take the needs of the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which shares of the fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


6 | DWS Equity 500 Index Fund

            S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, owners of the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            This fund is a feeder fund. The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities. (See also"Secondary Risks.")

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            TRACKING ERROR RISK. There are several reasons that the fund's performance may not replicate the S&P 500 Index exactly:

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in capital appreciation over the long term and investment returns that track the performance of the S&P 500 Index.

                                                  DWS Equity 500 Index Fund  | 7

            - Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks.

            - The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

            - The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

            INDEX FUND RISK. Because the fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it has a limited ability to adjust its portfolio in response to fluctuations in the market segment represented by the Index.

            FUTURES AND OPTIONS RISK. The fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The fund will not use these derivatives for speculative purposes. Rather, the fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an


8 | DWS Equity 500 Index Fund
            investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                                  DWS Equity 500 Index Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class S shares (formerly Investment Class shares) of the fund were issued in conjunction with the combination of Equity 500 Index Fund - Investment (the "Acquired fund") and the fund on May 19, 2003. The Acquired fund was, and the fund is, a feeder fund investing all of its investable assets in the same master portfolio, the DWS Equity 500 Index Portfolio. Returns shown for periods prior to May 19, 2003 are the actual returns of the Acquired fund and for the period after May 19, 2003 are those of the fund's Class S shares (formerly Investment Class shares). As feeder funds in the same master portfolio, the fund and the Acquired fund had identical investment objectives, policies and strategies. However, Northern Trust Investments, N.A. ("NTI"), the subadvisor for the master portfolio, was not the master portfolio's subadvisor during the periods prior to April 25, 2003. The fund and the Acquired fund were separate funds.

The past performance of the Acquired fund is not indicative of the past or future performance of the fund in general or of the future performance of its Class S shares.

DWS Equity 500 Index Fund

ANNUAL TOTAL RETURN (%) as of 12/31 each year - Class S

[BAR CHART GRAPHIC APPEARS HERE]

33.02      28.57      20.59       -9.36      -12.17      -22.25     28.34      10.57       4.70     15.58
1997       1998       1999       2000        2001        2002       2003       2004       2005      2006

2007 TOTAL RETURN AS OF MARCH 31: 0.65%
For the periods included in the bar chart:
BEST QUARTER: 21.36%, Q4 1998              WORST QUARTER: -17.30%, Q3 2002


10 | DWS Equity 500 Index Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006

--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 CLASS S
   Return before Taxes                          15.58         5.95         8.17
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          15.25         5.61         7.35
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      10.44         5.00         6.83
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             15.79         6.19         8.42
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.


 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                                 DWS Equity 500 Index Fund  | 11

HOW MUCH INVESTORS PAY

Class S has no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly. The table below describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                         2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets 2
--------------------------------------------------------------------------------
 Management Fee 3                                               0.18%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
 Other Expenses 4                                               0.12
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 5                              0.30
--------------------------------------------------------------------------------


1 This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

2 Annual operating expenses reflect the expenses of both the fund and the DWS Equity 500 Index Portfolio, the master portfolio in which the fund invests its assets. A further discussion of the relationship between the fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.

3 Includes 0.10% administration fee for the fund and 0.03% administration fee for the master portfolio.

4 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.

5 Through September 30, 2007, DIMA has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses, including expenses allocated from the Portfolio, to the extent necessary to maintain total operating expenses at 0.38% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

The information contained above and the example below reflect the aggregate expenses for both the fund and the master portfolio.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Class S shares       $31         $97          $169         $381
--------------------------------------------------------------------------------



12 | DWS Equity 500 Index Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.
           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.

           A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. All posted holdings for the fund are the holdings for the master portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


                                                  Other Policies and Risks  | 13

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the investment advisor for the Portfolio. Under the supervision of the Board, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI") was the fund's investment advisor. Effective December 31, 2006, DAMI was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the fund's prior investment management agreement with DAMI.


14 | Who Manages and Oversees the Fund

           ORGANIZATIONAL STRUCTURE - The fund is a "feeder fund" that invests all of its assets in a "master portfolio." The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA and subadvised by Northern Trust Investments, N.A. ("NTI" or the "subadvisor"). The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's Trustees may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

           MANAGEMENT FEE. The Advisor receives a management fee from the Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.02% as a percentage of average daily net assets.

           A discussion regarding the basis for the Board's renewal of the Portfolio's investment management agreement and subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31, 2006 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services. In addition, the Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.


                                         Who Manages and Oversees the Fund  | 15

           Subadvisor for DWS Equity 500 Index Portfolio

           Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index Portfolio, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.


16 | Who Manages and Oversees the Fund

Portfolio management

The following person handles the day-to-day management of the DWS Equity 500 Index Portfolio.

DWS EQUITY 500 INDEX PORTFOLIO

Brent Reeder is a Vice President at NTI. Mr. Reeder has had responsibility for the Portfolio since May 2007. Mr. Reeder joined NTI in 1998. For the past five years, he has managed quantitative equity portfolios.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 17

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


18 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 19
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


20 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Equity 500 Index Fund - Class S d



YEARS ENDED DECEMBER 31,                            2006            2005          2004         2003 a
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  139.85       $  135.69      $  124.93     $ 106.22
--------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) b                     2.56            2.21           2.27         1.07
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                        19.04            4.10          10.78        18.89
--------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                  21.60            6.31          13.05        19.96
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (  2.51)        (  2.15)       (  2.29)     (  1.25)
--------------------------------------------------------------------------------------------------------
Redemption fees                                       .00***          .00***           -            -
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  158.94       $  139.85      $  135.69     $ 124.93
--------------------------------------------------------------------------------------------------------
Total Return (%) c                                  15.58            4.70          10.57        18.88**
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                771             768            727          573
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses allocated
from DWS Equity 500 Index Portfolio
  (%)                                                 .33             .36            .36          .36*
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses allocated
from DWS Equity 500 Index Portfolio
  (%)                                                 .22             .25            .25          .25*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  (%)                                                1.73            1.62           1.77         1.52*
--------------------------------------------------------------------------------------------------------


a For the period from May 19, 2003 (commencement of operations of Investment Class shares) to December 31, 2003 (see Notes to Financial Statements).

b   Based on average shares outstanding during period.

c   Total return would have been lower had certain expenses not been reduced.

d   On October 20, 2006 Investment Class shares were renamed Class S shares.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY, Sell and Exchange Shares


BUYING SHARES: Use these instructions to invest directly. Make out your check to "DWS Scudder."


-----------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
-----------------------------------------------------------------------------------------
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs                       IRA accounts
 $1,000 or more with an Automatic              $50 or more with an Automatic
 Investment Plan                               Investment Plan
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application           Send a DWS Scudder investment slip or
                                               short note that includes:
 -  Send it to us at the appropriate
    address, along with an investment          -  fund and class name
    check
                                               -  account number

                                               -  check payable to "DWS Scudder"
-----------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your            -  To set up regular investments from a
    application and include a voided check        bank checking account, call
                                                  (800) 728-3337
-----------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 728-3337 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Go to www.dws-scudder.com                  -  Call (800) 728-3337 to ensure you have
                                                  electronic services
 -  Print out a prospectus and a new
    account application                        -  Register at www.dws-scudder.com

 -  Complete and return the application        -  Follow the instructions for buying
    with your check                               shares with money from your bank
                                                  account
-----------------------------------------------------------------------------------------


REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614


                                      How to Buy, Sell and Exchange Shares  | 23

EXCHANGING OR SELLING SHARES: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.


-----------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
-----------------------------------------------------------------------------------------
 $2,500 or more to open a new account           Some transactions, including most for
 $1,000 or more for IRAs                        over $100,000, can only be ordered in
 $50 or more for exchanges between              writing with a signature guarantee;
 existing accounts                              please see "Signature Guarantee" for
                                                details
-----------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)
 Your instructions should include:              Your instructions should include:

 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares

 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell

 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
                                                   account
 -  your name(s), signature(s) and
    address, as they appear on your             -  a daytime telephone number
    account

 -  a daytime telephone number
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC WITHDRAWAL PLAN
 Not available                                  -  To set up regular cash payments from
                                                   a DWS fund account, call
                                                   (800) 728-3337
-----------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com             -  Register at www.dws-scudder.com

 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions
-----------------------------------------------------------------------------------------



TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



24 | How to Buy, Sell and Exchange Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                      How to Buy, Sell and Exchange Shares  | 25

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


26 | How to Buy, Sell and Exchange Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




                                      How to Buy, Sell and Exchange Shares  | 27

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.

28 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


                                            Policies You Should Know About  | 29

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

30 | Policies You Should Know About

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple


                                            Policies You Should Know About  | 31
           investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their


32 | Policies You Should Know About
           sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.

           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.


                                            Policies You Should Know About  | 33

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           WE DO NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


34 | Policies You Should Know About

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 35

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


               TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is also the NAV.


           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


36 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/ or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           - close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements)

                                            Policies You Should Know About  | 37

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less
           - change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimums at any time)

           - suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND HAS A REGULAR SCHEDULE for paying out any earnings to shareholders.

           The fund intends to pay distributions of substantially all of its income quarterly. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

38 | Understanding Distributions and Taxes

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the same fund without a sales charge (if applicable). Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


                                     Understanding Distributions and Taxes  | 39

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
-   gains from the sale of                   -  gains from the sale of
    securities held by the fund for             securities held by the fund for
    more than one year                          one year or less

-   qualified dividend income                -  all other taxable income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
-   gains from selling fund                  -  gains from selling fund
    shares held for more than                   shares held for one year or
    one year                                    less
--------------------------------------------------------------------------------


           ANY INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations, investments in these obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the fund must meet certain holding period and other


40 | Understanding Distributions and Taxes
           requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 41

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


42 | Appendix

                      DWS Equity 500 Index Fund - Class S



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        0.30%              4.70%       $ 10,470.00         $  30.71
------------------------------------------------------------------------------------------------
   2           10.25%        0.30%              9.62%       $ 10,962.09         $  32.15
------------------------------------------------------------------------------------------------
   3           15.76%        0.30%             14.77%       $ 11,477.31         $  33.66
------------------------------------------------------------------------------------------------
   4           21.55%        0.30%             20.17%       $ 12,016.74         $  35.24
------------------------------------------------------------------------------------------------
   5           27.63%        0.30%             25.82%       $ 12,581.53         $  36.90
------------------------------------------------------------------------------------------------
   6           34.01%        0.30%             31.73%       $ 13,172.86         $  38.63
------------------------------------------------------------------------------------------------
   7           40.71%        0.30%             37.92%       $ 13,791.98         $  40.45
------------------------------------------------------------------------------------------------
   8           47.75%        0.30%             44.40%       $ 14,440.21         $  42.35
------------------------------------------------------------------------------------------------
   9           55.13%        0.30%             51.19%       $ 15,118.90         $  44.34
------------------------------------------------------------------------------------------------
  10           62.89%        0.30%             58.29%       $ 15,829.49         $  46.42
------------------------------------------------------------------------------------------------
  TOTAL                                                                         $ 380.85
------------------------------------------------------------------------------------------------



                                                                  Appendix  | 43

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
--------------------------------------------------------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330



SEC FILE NUMBER:
DWS Institutional Funds      DWS Equity 500 Index Fund      811-06071





(05/01/07) 815-2
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                     May 1, 2007
DWS Advisor Funds

Cash Management Fund Investment
Treasury Money Fund Investment

DWS Institutional Funds

Cash Management Fund Institutional
Treasury Money Fund -- Institutional Class

DWS Advisor Funds and DWS Institutional Funds (each a "Trust" and, collectively, the "Trusts") are open-end management investment companies that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. Cash Management Fund Investment, Cash Management Fund Institutional, Treasury Money Fund Investment and Treasury Money Fund -- Institutional Class (each a "Fund" and, collectively, the "Funds") are described herein.

The Trusts seek to achieve the investment objectives of Cash Management Fund Investment, Cash Management Fund Institutional, Treasury Money Fund Investment and the Treasury Money Fund -- Institutional Class by investing all the investable assets of the Funds in a diversified open-end management investment company having the same investment objective as such Fund. These investment companies are, respectively, the Cash Management Portfolio and Treasury Money Portfolio (collectively, the "Portfolios").

Shares of the Funds are sold by DWS Scudder Distributors, Inc. ("DWS-SDI"), the Trust's distributor (the "Distributor"), to clients and customers (including affiliates and correspondents) of Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the advisor, and to clients and customers of other organizations.

The Trusts' Prospectuses for the Funds, dated May 1, 2007, provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trusts at the telephone number listed below or by contacting your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Funds' transfer agent.) Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trusts' Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended December 31, 2006, are incorporated herein by reference to the Annual Report to shareholders for each Fund and each Portfolio dated December 31, 2006. A copy of each Fund's and the corresponding Portfolio's Annual Report may be obtained without charge by calling each Fund at 1-800-730-1313.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...............................1
         Investment Objectives.................................................1
         Investment Policies...................................................1
         Additional Risk Factors...............................................7
         Investment Restrictions...............................................8
         Portfolio Turnover...................................................10
         Portfolio Holdings Information.......................................10
         Portfolio Transactions...............................................11

NET ASSET VALUE...............................................................13


PURCHASE AND REDEMPTION INFORMATION...........................................14
         Purchase of Shares...................................................14
         Redemption of Shares.................................................17

TRUSTEES AND OFFICERS.........................................................25

MANAGEMENT OF THE TRUSTS AND PORTFOLIOS.......................................35
         Investment Advisor...................................................35
         Code of Ethics.......................................................37
         Administrator........................................................38
         Distributor..........................................................39
         Transfer Agent and Service Agent.....................................39
         Custodian............................................................40
         Expenses.............................................................40
         Counsel..............................................................40
         Independent Registered Public Accounting Firm........................41

ORGANIZATION OF THE TRUSTS....................................................41

DIVIDENDS.....................................................................43

TAXES.........................................................................43

PROXY VOTING GUIDELINES.......................................................46

FINANCIAL STATEMENTS..........................................................47

APPENDIX......................................................................48

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective.

Cash Management Fund Investment and Cash Management Fund Institutional seek a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of high quality, short-term money market instruments.

Treasury Money Fund Investment and Treasury Money Fund -- Institutional Class seek a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of direct obligations of the US Treasury and repurchase agreements in respect of those obligations.

Investment Policies

Each Fund seeks to achieve its investment objective(s) by investing all of its assets in the corresponding Portfolio, which has the same investment objective as the Fund. Each Trust may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the respective Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.

Quality and Maturity of the Portfolio's Securities. Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Portfolio, will also determine that all securities purchased by the Portfolios present minimal credit risks. The Advisor will cause each Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. Each Portfolio may invest in US dollar-denominated high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are determined by the Advisor to be of comparable quality or, if the obligation has no short-term rating is rated in one of the top three highest long-term rating categories by a NRSRO and are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolios may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolios' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Portfolios may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Under normal market conditions, the Portfolios will invest a significant portion of their assets in the bank and other financial institution obligations. The Portfolios' concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolios to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

Commercial Paper. The Portfolios may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign entities in order to finance their current operations.

Commercial paper when purchased by the Portfolios must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks. Any commercial paper issued by a foreign entity and purchased by the Portfolios must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

For a description of commercial paper ratings, see the Appendix to this SAI.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees of a Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)

US Government Obligations. The Portfolios may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities ("US Government Obligations"). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported solely by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

Other US government securities the Portfolios may invest in include (but are not
limited  to)   securities   issued  or   guaranteed   by  the  Federal   Housing
Administration, Farmers Home Loan Administration, Export-Import Bank of the

U.S. Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolios will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolios.

The Portfolios may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Portfolios may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolios' minimum credit quality standards or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in the top three highest long-term rating categories, or have been determined by the Advisor to be of comparable quality.

Asset-Backed Securities. The Cash Management Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Cash Management Portfolio may invest are limited to those which satisfy the requirements in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act").

The  yield  characteristics  of the  asset-backed  securities  in which the Cash
Management Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Cash Management Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Cash Management Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Cash Management Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Credit Enhancement. Certain of a Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio's share price. Subject to the diversification limits contained in Rule 2a-7, each Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Lending of Portfolio Securities. The Portfolios have the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). A Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, each Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolios' collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by a Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of a Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolios may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Repurchase Agreements. The Portfolios may engage in repurchase agreement transactions with members of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Portfolios would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolios to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolios' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolios' holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Portfolios bear a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolios may be delayed in, or prevented from, exercising their rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased or the value of the collateralized securities had increased, the Portfolios could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolios may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). Each Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Portfolio enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). Each Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by each Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce each Portfolio's obligation to repurchase the securities, and each Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by each Portfolio under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Portfolio until settlement takes place.

At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that each Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If each Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When each Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in each Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment in Other Investment Companies. In accordance with applicable law, the Portfolios may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolios may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Portfolios would bear, along with other shareholders, their pro rata portion of the money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolios bear directly (and the Funds bears indirectly on a pro rata basis) in connection with their own expenses.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact a Fund's expense ratio.

Additional Risk Factors

In addition to the risks discussed above, the Portfolios' investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor's interest in the corresponding Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in each Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from the Advisor at 1-800-730-1313.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio might have to sell investments at a time when it is not advantageous to do so, in order to meet the redemption of a large fund (however, the Portfolio may require that such a redemption be made "in kind"). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

Certain changes in a Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the

Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of a Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund or the corresponding Portfolio.

Rating Services. The ratings of Moody's Investors Service ("Moody's"), the Standard & Poor's Division of The McGraw Hill Companies, Inc. ("S&P") and Fitch Ratings ("Fitch") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. The Advisor will cause each Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. A description of the ratings categories of Moody's, S&P and Fitch is set forth in the Appendix to this SAI.

Investment Restrictions

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. As a matter of fundamental policy, each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by the Trust, on behalf of Cash Management Fund Investment and Cash Management Fund Institutional, and by the applicable Portfolio, each Fund and that Portfolio may not:

1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;3. concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the Portfolio (Fund) will invest more than 25% of its total assets in the obligations of banks and other financial institutions;

4. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's (Portfolio's) ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by the Trust, on behalf of Treasury Money Fund Investment and Treasury Money Fund -- Institutional Class, and the applicable Portfolio, each Fund and that Portfolio may not:

1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


3. concentrate its investments in any particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's (Portfolio's) ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio (or Trust, on behalf of a Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)      invest for the purpose of exercising control or management;

(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

Portfolio Turnover

Each of the Portfolios may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Portfolios, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolios' turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

Portfolio Holdings Information

In addition to the public disclosure of Portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio .

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's Trustees/Directors must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio , and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund's Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by each Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of each Portfolio to their customers. However, the Advisor does not consider sales of shares of each Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for each Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of each Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for each Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause each Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than each Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of each Portfolio to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, each Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to each Portfolio.

DIMA and its affiliates and each Portfolio's management team manage other mutual fund and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for each Portfolio and receive brokerage commissions or other transaction-related compensation from each Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by each Portfolio's Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges each Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years, none of the Portfolios or Funds paid any brokerage commissions.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of each Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day").

The NAV per share of each Fund (except the Cash Management Fund Institutional and Treasury Money Fund --Institutional Class) is calculated on each Valuation Day as of 12:00 noon, Eastern time, on the New York Stock Exchange ("NYSE"), or in the event that the NYSE closes early, as of the time of such early closing. If the markets for the Funds' primary investments close early, the Funds will cease taking purchase orders at that time. The NAV of the Cash Management Fund Institutional is calculated on each Valuation Day as of 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV of the Treasury Money Fund -- Institutional Class is calculated on each Valuation Day as of 2:00 p.m., Eastern time or in the event that the NYSE closes early, as of the time of such early closing (each time at which the NAV of a Fund is calculated is referred to herein as the "Valuation Time"). If the markets for the Funds' primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share of each Fund is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Fund's NAV per share will normally be $1.00.

Each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Portfolio believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                       PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Each Trust accepts purchase orders for shares of each Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through investment professionals, such as broker/dealers and investment advisors (including Service Agents).

Purchase orders for shares of the Funds will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary) and transmission to DWS Scudder Investments Service Company, as the Trusts' transfer agent (the "Transfer Agent") of such order. If the purchase order (except for the Treasury Money Fund -- Institutional Class) is received by the Service Agent and transmitted to the Transfer Agent after 12:00 noon (Eastern time) (2:00 p.m.

(Eastern time) for the Treasury Money Fund -- Institutional Class) and prior to the close of the NYSE, the shareholder will receive the dividend declared on the following day even if State Street Bank and Trust Company ("State Street") receives federal funds on that day. If the purchase order is received prior to 12:00 noon (2:00 p.m. for the Treasury Money Fund -- Institutional Class) the shareholder will receive that Valuation Day's dividend. The Trusts and the Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in a Fund closes early, the Fund will cease taking purchase orders at that time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Important information about buying and selling shares" in the Funds' prospectus.

Each Trust accepts purchase orders for shares of each Fund at the NAV per share next determined on each Valuation Day. The minimum initial and subsequent investment amounts are set forth in the Funds' prospectuses. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Funds may be purchased in only those states where they may be lawfully sold.

Other mutual funds investing in the corresponding Portfolio may accept purchase orders up until a time later than 12:00 noon, Eastern time. Such orders, when transmitted to and executed by the Portfolio, may have an impact on the Fund's performance.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on the same business day after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If you have money invested in an eligible DWS fund, you can:

o       Mail an account application with a check,
o       Wire money into your account,
o       Open an account by exchanging from another DWS fund, or
o       Contact your Service Agent or financial advisor.

Automatic Investment Plan. A shareholder may purchase shares of the Funds through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. A Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Funds' shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Funds' behalf. Orders for purchases or redemptions will be deemed to have been received by the Funds when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds' net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Funds. Further, if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Core," "Satellite" or "Non-Core/Satellite"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;
o        The Fund's Morningstar rating;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;
o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and
o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Redemption of Shares

Transfer Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trusts. The Transfer Agent may, on at least 30 days' notice, involuntarily redeem a shareholder's account with a Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled "Minimum Account Investments" in the Funds' Prospectuses for the account minimum balances.

The Funds may accept purchase or sale orders when the NYSE is closed in certain limited circumstances, such as in response to an unexpected situation that causes the NYSE to be closed, if the "Fed wire" is open, the primary trading markets for the Fund's portfolio instruments are open and the Fund's management believes there is adequate liquidity.

The Funds may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists, which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

If you are selling your non-retirement account shares, you must leave at least the minimum balances in the account to keep it open. See the section entitled "Minimum Account Investments" in the Funds' Prospectuses for the minimum account balances.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o        Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),

o The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to an account with a different registration, or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a business or organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Each Fund and Portfolio reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

In-kind Redemptions. Each Fund and Portfolio reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chose by a Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Redemption by Check/ACH Debit Disclosure. Each Fund will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund's Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told a Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-730-1313) or write (c/o DWS Scudder Investments Service
Company, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the Fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Fund, the Fund's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

A Fund, the Fund's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any Fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of a Fund serviced and maintained by the financial advisor, .05% to .40% of sales of a Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a Fund or of any particular share class of a Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company

Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.

T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company

Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great-West Life and Annuity Insurance Company
First MetLife Investors Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
ICMG Registered Variable Life
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide Life Insurance Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life Assurance and Annuity Company of New York
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trusts and the Portfolios. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940 Act) of the Trusts or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trusts/Portfolios. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

The following members hold the same positions with the Funds, the Trusts and the Portfolios.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,           86
Chairperson since 2006     Center for Business Ethics, Bentley College; formerly, Partner,
Board Member since         Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
2006                       General Counsel, Filene's (1978-1988). Directorships: Advisory
                           Board, Center for Business Ethics, Bentley College; Trustee,
                           Southwest Florida Community Foundation (charitable organization);
                           Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                           (governance, executive committees)
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Association            84
 (1943)                    of Public Television Stations; Becton Dickinson and Company(1)
 Board Member since        (medical technology company); Belo Corporation(1) (media company);
 2006                      Boston Museum of Science; Public Radio International. Former
                           Directorships: American Public Television; Concord Academy; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of                86
Board Member since         private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor); Natural
                           History, Inc. (magazine publisher); Box Top Media Inc.
                           (advertising). Former Directorships: The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                   86
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2006                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------



                                       25

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,             86
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
1999                       January 2000), Singapore Fund, Inc. (since January 2000), National
                           Bureau of Economic Research (since January 2006). Formerly, Trustee,
                           TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and
                           CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen
                           Mutual Funds (January 1985-January 2001)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,                 86
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Co-Director, Wharton Financial Institutions
1990                       Center (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000); Director, Lauder
                           Institute of International Management Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)              86
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2002                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts              86
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Board Member since         Foundation (charitable organization) (1994 to present); Trustee,
2002                       Executive Committee, Philadelphia Chamber of Commerce (2001 to
                           present); Director, Viasys Health Care(1) (since January 2007).
                           Formerly, Executive Vice President, The Glenmede Trust Company
                           (investment trust and wealth management) (1983 to 2004); Board
                           Member, Investor Education (charitable organization) (2004-2005)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                 86
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
1986                       President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial Services, John
                           Hancock Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual             86
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation((1))
2002                       (telecommunications) (November 1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government            86
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
2006                       Hewlett Foundation; Service Source, Inc. Former Directorships:
                           Mutual Fund Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans) (1987-1990 and
                           1994-1996)
--------------------------------------------------------------------------------------------------------------------



                                       26

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);              84
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset
2006                       Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships:
                           Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds
                           (registered investment companies, 4 funds overseen); National
                           Railroad Passenger Corporation (Amtrak) Waste Management, Inc.
                           (solid waste disposal); formerly, Chairman and Member, National
                           Transportation Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Board Member


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                         Number of Funds
 and Length of Time        Business Experience and                                               in DWS Fund
 Served                    Directorships During the Past 5 Years                                 Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche             85
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly board member
 Board Member since        of DWS Investments, Germany (1999-2005); formerly, Head of Sales and
 2006                      Product Management for the Retail and Private Banking Division of
                           Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and
                           Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(3)


 Name, Year of Birth,
 Position with the Trust    Business Experience and
 and Length of Time Served  Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS
 (1965)                     family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director
 President, 2006-present    of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                            President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 2003-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
 Chief Financial Officer,   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
 2004-present               Asset Management (1994-1998)
 Treasurer, 2005-present
--------------------------------------------------------------------------------------------------------------------



                                       27

 Name, Year of Birth,
 Position with the Trust    Business Experience and
 and Length of Time Served  Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
 Assistant Secretary,       (1998-2003)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and
 (1962)                     Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 2002-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations
 Compliance Officer,        Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                            (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006 - present); formerly, Director, Senior
 (1951)                     Vice President, General Counsel, and Assistant Secretary, Hansberger Global
 Chief Legal Officer,       Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals
 2006 - present             (2002-2005)(2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held 6 meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                   Aggregate Compensation      Aggregate Compensation        Total Compensation
                                    Cash Management Fund        Cash Management Fund           from Fund and
Name of Board Member                   Institutional                 Investment              DWS Fund Complex(1)
--------------------                   -------------                 ----------              -------------------
Henry P. Becton, Jr.(3)(5)                   $21                         $21                     $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)              $21                         $21                     $251,000
Keith R. Fox(3)(4)(5)                        $21                         $21                     $195,000



                                       30

                                   Aggregate Compensation      Aggregate Compensation        Total Compensation
                                    Cash Management Fund        Cash Management Fund           from Fund and
Name of Board Member                   Institutional                 Investment              DWS Fund Complex(1)
--------------------                   -------------                 ----------              -------------------

Kenneth C. Froewiss(3)(4)(5)                 $21                         $21                     $234,988
Martin J. Gruber(3)(5)                      $229                        $229                     $188,000
Richard J. Herring(3)(4)(5)                 $229                        $229                     $184,000
Graham E. Jones(3)(4)(5)                    $229                        $229                     $206,000
Rebecca W. Rimel(3)(5)                      $229                        $229                     $185,000
Philip Saunders, Jr.(3)(4)(5)               $229                        $229                     $207,000
William N. Searcy, Jr.(3)(4)(5)             $229                        $229                     $206,000
Jean Gleason Stromberg(3)(4)(5)              $21                         $21                     $202,000
Carl W. Vogt(3)(5)                           $21                         $21                     $189,000


                                   Aggregate Compensation      Aggregate Compensation        Total Compensation
                                       Treasury Money           Treasury Money Fund            from Fund and
Name of Board Member             Fund - Institutional Class          Investment              DWS Fund Complex(1)
--------------------             --------------------------          ----------              -------------------

Henry P. Becton, Jr.(3)(5)                   $21                         $21                     $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)              $21                         $21                     $251,000
Keith R. Fox(3)(4)(5)                        $21                         $21                     $195,000
Kenneth C. Froewiss(3)(4)(5)                 $21                         $21                     $234,988
Martin J. Gruber(3)(5)                      $229                        $229                     $188,000
Richard J. Herring(3)(4)(5)                 $229                        $229                     $184,000
Graham E. Jones(3)(4)(5)                    $229                        $229                     $206,000
Rebecca W. Rimel(3)(5)                      $229                        $229                     $185,000
Philip Saunders, Jr.(3)(4)(5)               $229                        $229                     $207,000
William N. Searcy, Jr.(3)(4)(5)             $229                        $229                     $206,000
Jean Gleason Stromberg(3)(4)(5)              $21                         $21                     $202,000
Carl W. Vogt(3)(5)                           $21                         $21                     $189,000

(1)      The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.

                                                                                                Aggregate Dollar Range of
                                            Dollar Range of      Dollar Range of Beneficial  Ownership in all Funds Overseen
                                         Beneficial Ownership             Ownership                         by
                                        in Cash Management Fund    in Cash Management Fund             Board Member
Board Member                                 Institutional               Investment             in the DWS Fund Complex(2)
------------                                 -------------               ----------             --------------------------

Independent Board Member:
-------------------------
Henry P. Becton, Jr.                             None                       None                     Over $100,000
Dawn-Marie Driscoll                              None                       None                     Over $100,000
Keith R. Fox                                     None                       None                     Over $100,000
Kenneth C. Froewiss                              None                       None                     Over $100,000
Martin J. Gruber                                 None                       None                     Over $100,000
Richard J. Herring                               None                       None                     Over $100,000
Graham E. Jones                                  None                       None                     Over $100,000
Rebecca W. Rimel                                 None                       None                     Over $100,000
Philip Saunders, Jr.                             None                       None                     Over $100,000
William N. Searcy, Jr.                        $1-$10,000                    None                     Over $100,000
Jean Gleason Stromberg                           None                       None                     Over $100,000
Carl W. Vogt                                     None                       None                     Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                   None                       None                     Over $100,000


                                                                                                 Aggregate Dollar Range of
                                            Dollar Range of      Dollar Range of Beneficial       Ownership in all Funds
                                         Beneficial Ownership             Ownership                    Overseen by
                                       in Treasury Money Fund -          in Treasury                   Board Member
Board Member                              Institutional Class         Money Fund Investment       in the DWS Fund Complex(2)
------------                              -------------------         ---------------------       --------------------------


Independent Board Member:
-------------------------

Henry P. Becton, Jr.                             None                       None                     Over $100,000
Dawn-Marie Driscoll                              None                       None                     Over $100,000
Keith R. Fox                                     None                       None                     Over $100,000
Kenneth C. Froewiss                              None                       None                     Over $100,000
Martin J. Gruber                                 None                       None                     Over $100,000
Richard J. Herring                               None                       None                     Over $100,000
Graham E. Jones                            $10,001-$50,000                  None                     Over $100,000
Rebecca W. Rimel                                 None                       None                     Over $100,000
Philip Saunders, Jr.                             None                       None                     Over $100,000
William N. Searcy, Jr.                           None                       None                     Over $100,000
Jean Gleason Stromberg                           None                       None                     Over $100,000
Carl W. Vogt                                     None                       None                     Over $100,000

                                       32


                                                                                                Aggregate Dollar Range of
                                            Dollar Range of      Dollar Range of Beneficial       Ownership in all Funds
                                         Beneficial Ownership             Ownership                    Overseen by
                                       in Treasury Money Fund -          in Treasury                   Board Member
Board Member                              Institutional Class         Money Fund Investment       in the DWS Fund Complex(2)
------------                              -------------------         ---------------------       --------------------------


Interested Board Member:
------------------------

Axel Schwarzer                                   None                       None                     Over $100,000

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
Henry P. Becton, Jr.                                     None
Dawn-Marie Driscoll                                      None
Keith R. Fox                                             None
Kenneth C. Froewiss                                      None
Martin J. Gruber                                         None
Richard J. Herring                                       None
Graham E. Jones                                          None
Rebecca W. Rimel                                         None
Philip Saunders, Jr.                                     None
William N. Searcy, Jr.                                   None
Jean Gleason Stromberg                                   None
Carl W. Vogt                                             None

Securities Beneficially Owned

As of April 5 2007, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of the Fund's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Cash Management Fund Institutional

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

KNOTFLOAT & CO                                              186,840,249.26                        8.80%
C/O STATE STREET BANK
PO BOX 5496
BOSTON MA  02206-5496

TRAVELERS INSURANCE COMPANY                                 118,672,994.45                        5.59%
RICHMOND VA  23230-1716

Cash Management Fund Investment

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

KNOTFLOAT & CO                                               84,621,233.00                       86.86%
C/O STATE STREET BANK
PO BOX 5496
BOSTON MA  02206-5496

KNOTFLOAT & CO                                               5,434,645.57                         5.58%
C/O STATE STREET BANK
PO BOX 5496
BOSTON MA  02206-5496

Treasury Money Fund - Institutional Class

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

KNOTFLOAT & CO                                              181,087,938.86                       30.15%
C/O STATE STREET BANK
PO BOX 5496
BOSTON MA  02206-5496

DB ALEX BROWN/PERSHING                                       55,010,527.56                        9.16%
JERSEY CITY NJ  07399-0001

CALIFONIA INDEPENDENT SYSTEMS                                53,050,475.99                        8.83%
OPERATOR
ATTN: PHILIP LEIBER
FOLSOM CA  95630-4704

JENNISON ASSOCIATES LLC                                      34,261,726.98                        5.70%
NEW YORK NY  10017-3140

                                       34

Treasury Money Fund Investment

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

KNOTFLOAT & CO                                               50,023,178.06                       45.65%
C/O STATE STREET BANK
BOSTON MA  02206-5496

VENDEE MORTGAGE TRUST 1992-1                                 26,583,036.72                       24.26%
SANTA ANA CA  92705-4934

GLOBAL LANDFILL TRUST                                        8,454,355.12                         7.72%
C/O DEUTSCHE BK TRUST CO AMERICAS
MS:  NYC60-2710
NEW YORK NY  10005-2836

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their trustees and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

                     MANAGEMENT OF THE TRUSTS AND PORTFOLIOS

Investment Advisor

The Funds have not retained the services of an investment advisor since each Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. Effective January 1, 2007 Portfolios have retained the services of DIMA as Advisor pursuant to the terms of a management contract ("Advisory Agreement").

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Board and the shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for each Portfolio. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Portfolio. In addition to the investment management of the assets of each Portfolio, the Advisor determines the investments to be made for each Portfolio, including what portion of their assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Portfolio's policies as stated in the Prospectus and this SAI, or as adopted by each Portfolio's Board. The Advisor will also monitor, to the extent not monitored by each Portfolio's administrator or other agent, each Portfolio's compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Portfolio's Board in valuing the securities and other instruments held by each Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by each Portfolio.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of each Portfolio, including each Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that each Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by each Portfolio, each Portfolio's custodian, or other agents of each Portfolio; taxes and governmental fees; fees and expenses of each Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of each Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of each Portfolio, including a majority of the Board who are not interested persons of each Portfolio, and, if required by applicable law, subject to a majority vote of each Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of each Portfolio on 60 days' written notice.

Under the Advisory Agreement, DIMA receives a fee from each Portfolio, computed daily and paid monthly, at the annual rate of 0.15%, before waivers and reimbursements, of the average daily net assets of the Portfolio.

On or about May 14, 2007 the Portfolio will pay the Advisor, under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.

Through September 30, 2007, the Advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses), remains at 0.75% for Cash Management Fund Investment and 0.25% for Treasury Money Fund - Institutional Class .

Through May 13, 2010, the investment advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses), remains at 0.23% for Cash Management Fund Institutional

Through December 31, 2006 DAMI was each Portfolio's investment advisor; fees paid through this date were received by DAMI.

For the fiscal years ended December 31, 2006, 2005 and 2004, DAMI earned $12,748,098, $14,956,589 and $17,577,775, respectively, as compensation for investment advisory services provided to the Cash Management Portfolio. During the same periods, DAMI reimbursed $1,788,874, $2,700,770 and $3,227,741, respectively, to the Cash Management Portfolio to cover expenses.

For the fiscal years ended December 31, 2006, 2005 and 2004, DAMI earned $1,024,235, $902,567 and $964,323, respectively, as compensation for investment advisory services provided to the Treasury Money Portfolio. During the same periods, DAMI reimbursed $129,549, $138,078 and $150,473, respectively, to the Treasury Money Portfolio to cover expenses.

The Board and shareholders recently approved a subadvisor approval policy for each Portfolio (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting each Portfolio exemptive relief from existing rules. Each Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of each Portfolio and their shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Code of Ethics

The Board of Trustees of the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trusts' Code of Ethics permits access persons of the Fund/Portfolio (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes
transactions   in   securities   that   may  be   purchased   or   held  by  the
Funds/Portfolios, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Trusts' Code of Ethics provides for trading "blackout periods" that prohibit trading of personnel within periods of trading by the Portfolios in the same security. The Trusts' Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolios' Advisor and its affiliates (including the Fund's Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund/Portfolio for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Administrator

Each Fund and each Portfolio recently entered into new administrative services agreements with Deutsche Investment Management Americas Inc. (the "Administrator") (the "Administrative Services Agreement"), pursuant to which the Administrator provides administrative services to each Fund and each Portfolio including, among others, providing each Fund and each Portfolio with personnel, preparing and making required filings on behalf of each Fund and each Portfolio, maintaining books and records each Fund and each Portfolio, and monitoring the valuation of securities. For all services provided under the Administrative Services Agreement, each Fund pays the Administrator a fee, computed daily and paid monthly, of 0.100% of a Fund's average daily net assets. For all services provided under the Administrative Services Agreement, each Portfolio pays the Administrator a fee, computed daily and paid monthly, of 0.030% of a Portfolio's average daily net assets (subject to a minimum fee of $50,000).

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of each Fund and each Portfolio reasonably deems necessary for the proper administration of each Fund and each Portfolio. The Administrator provides each Fund and each Portfolio with personnel; arranges for the preparation and filing of each Fund's and each Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to each Fund's and each Portfolio's prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains each Fund's and each Portfolio's records; provides each Fund and each Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of each Fund and each Portfolio; assists in the resolution of accounting issues that may arise with respect to each Fund and each Portfolio; establishes and monitors each Fund's and each Portfolio's operating expense budgets; reviews and processes each Fund's and each Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by each Fund and each Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by each Fund and each Portfolio.

The fee payable by each Fund and each Portfolio to the Administrator pursuant to the Administrative Agreement is reduced by the amount of any credit received from the custodian for cash balances.

For the period August 1, 2006 through December 31, 2006 the Administrator received $57,121 from Cash Management Fund Investment.

For the period June 1, 2006 through December 31, 2006 the Administrator received $1,494,001 from Cash Management Fund Institutional, of which $829,326 was waived.

For the period July 1, 2006 through December 31, 2006 the Administrator received $63,540 from Treasury Money Fund Investment.

For the period July 1, 2006 through December 31, 2006 the Administrator received $341,113 from Treasury Money Fund - Institutional Class, of which $270,883 was waived.

For the period June 1, 2006 through December 31, 2006 the Administrator received $12,748,098 from Cash Management Portfolio, of which $1,788,874 was waived.

For the period June 1, 2006 through December 31, 2006 the Administrator received $135,319 from Treasury Money Portfolio.

Prior to August 1, 2006 for Cash Management Fund Investment; June 1, 2006 for Cash Management Fund Institutional, Cash Management Portfolio and Treasury Money Portfolio and July 1, 2006 for Treasury Money Fund Investment and Treasury Money Fund - Institutional Class, Investment Company Capital Corp. served as the administrator.

For the period January 1, 2006 through July 31, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $351,241, $574,686 and $611,743, respectively, as compensation for administrative and other services provided to Cash Management Fund Investment. During the same periods ICCC reimbursed $39,172, $80,984 and $82,476, respectively.

For the period January 1, 2006 through May 31, 2006 and the fiscal years ended December 31, 2005 and 2004 , ICCC earned $506,587, $1,144,119 and $1,332,262, respectively, as compensation for administrative and other services provided to Cash Management Fund Institutional. During the same periods ICCC reimbursed $38,857, $138,461 and $140,102, respectively, to Cash Management Fund Institutional to cover expenses.

For the period January 1, 2006 through June 30, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $496,634, $799,010 and $1,244,656, respectively, as compensation for administrative and other services provided to Treasury Money Fund Investment. During the same periods ICCC reimbursed $50,839, $104,752 and $116,583, respectively, to Treasury Money Fund Investment to cover expenses.

For the period January 1, 2006 through June 30, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $93,209, $227,841 and $208,108, respectively, as compensation for administrative and other services provided to Treasury Money Fund Institutional. During the same periods ICCC reimbursed $90,490, $132,588 and $115,585, respectively, to Treasury Money Fund Institutional to cover expenses.

For the period January 1, 2006 through May 31, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $1,813,410, $4,985,530 and $5,861,096, respectively, as compensation for administrative and other services provided to the Cash Management Portfolio. During the same periods ICCC reimbursed $2,822,888, $3,337,178 and $3,255,628, respectively, to the Cash Management Portfolio to cover expenses.

For the period January 1, 2006 through May 31, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $115,879, $300,856 and $321,691, respectively, as compensation for administrative and other services provided to the Treasury Money Portfolio. During the fiscal years ended December 2005 and 2004, ICCC reimbursed $148,551 and $157, , respectively, to the Treasury Money Portfolio to cover expenses.

Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor of each Fund's shares pursuant to a distribution agreement. DWS-SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza Chicago, IL 60606-5808.

Transfer Agent and Service Agent

DWS Scudder Investments Service Company ("DWS-SISC") serves as transfer agent of the Trusts and of the Funds pursuant to a transfer agency agreement. DWS-SISC's headquarters is 222 South Riverside Plaza, Chicago, IL, 60606-5808. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trusts and causes to be distributed any dividends and distributions payable by the Trusts. DWS-SISC is compensated by ICCC out of its administrative fee and may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

DWS-SISC acts as a Service Agent pursuant to its agreement with the Trusts. DWS-SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the DWS-SISC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

The Transfer Agent receives an annual service fee for each account of each Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in each Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trusts and the Portfolios. As Custodian, State Street holds the Portfolios' and the Funds' assets.

Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Each Portfolio bears its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Funds and from time to time provides certain legal services to the Advisor and the Administrator.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 has been selected as the independent registered public accounting firm for the Trusts.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see each Fund's prospectuses.

                           ORGANIZATION OF THE TRUSTS

DWS Advisor Funds (prior to February 6, 2006, known as Scudder Advisor Funds) was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed the name of Scudder Advisor Funds on or about May 16, 2003. DWS Institutional Funds prior to February 6, 2006, was known as Scudder Institutional Funds.

Each Trust is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in 2006, as may be further amended from time to time (each a "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in this SAI and the Funds' prospectuses. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate series of applicable Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share.

Each Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Funds; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.

Each series in a Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of each Portfolio will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series could control the outcome of these votes.

Whenever a Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the corresponding Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Portfolio's shareholders, even if all Portfolio shareholders did not vote. Even if the Portfolio votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                    DIVIDENDS

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund's pro rata share of the corresponding Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs a Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).


(b) Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting securities and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

(c) Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Each Fund will be deemed to own its proportionate share of its respective Portfolio's assets and to earn its proportionate share of such Portfolio's income for purposes of determining whether the Fund satisfies the requirements described above.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.


Taxation of the Portfolios. Each Portfolio will be treated as a partnership for federal income tax purposes and, as a result, will not be subject to federal income tax. Instead, a Fund and other investors in a Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year), if any, properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Each Fund expects that it generally will not earn or distribute any tong-term capital gains. In addition, each Fund expects that none of its distributions will be treated as "qualified dividend income" eligible for taxation at the rates generally applicable to long-term capital gains for individuals.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares is considered a taxable event. However, because each Fund seeks to maintain a consistent $1.00 share price, you should not realize any taxable gain or loss when you sell or exchange shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of a Fund's total assets will consist of securities issued by foreign corporations, none of the Funds will be eligible to pass through to its shareholders their proportionate share of any foreign taxes paid by a Fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of Non-US Shareholders. Dividends paid by a Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

                             PROXY VOTING GUIDELINES

The Portfolios have delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolios have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolios' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolios, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated December 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Funds' Annual Report may be obtained without charge by contacting the Funds' Service Center at 1-800-730-1313.

                                    APPENDIX

Description of Securities Ratings

Description of S&P corporate bond ratings:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's corporate bond ratings:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch corporate bond ratings:

AAA -- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA -- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of Moody's municipal bond ratings:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P municipal note ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's municipal note ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch commercial paper ratings:

F1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 2007
Investment Advisor of the Portfolio
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY  10154

Distributor
DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Administrator
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY  10154

Transfer Agent
DWS Scudder Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA  02110

Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY  10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, its SAIs or the Trusts' official sales literature in connection with the offering of the Trusts' shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trusts. Neither the Prospectuses nor this SAI constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

The CUSIP numbers for each Fund discussed in this SAI are:

DWS Advisor Funds
Cash Management Fund Investment:  23336Y-722
Treasury Money Fund Investment:  23336Y-680

DWS Institutional Funds
Cash Management Fund Institutional:  23339C-834
Treasury Money Fund - Institutional Class:  23339C-818

COMMONSAI  (5/07)

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                     May 1, 2007
DWS Institutional Funds

Cash Reserves Fund Institutional


DWS Institutional Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to Cash Reserves Fund Institutional (the "Fund").

The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Cash Management Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objectives as the Fund.

Shares of the Fund are sold by DWS Scudder Distributors, Inc. ("DWS-SDI"), the Trust's distributor (the "Distributor"), to clients and customers (including affiliates and correspondents) of Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the Portfolio's investment advisor, and to clients and customers of other organizations.

The Fund's Prospectus dated May 1, 2007, which may be amended from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund's Transfer Agent). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended December 31, 2006, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated December 31, 2006. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at 1-800-730-1313.

                                TABLE OF CONTENTS
                                   (continued)
                                                                          Page
                                                                          ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............................1
  Investment Objective.......................................................1
  Investment Policies........................................................1
  Additional Risk Factors....................................................7
  Investment Restrictions....................................................8
  Portfolio Turnover.........................................................9
  Portfolio Holdings Information.............................................9

PORTFOLIO TRANSACTIONS......................................................11

NET ASSET VALUE.............................................................13

PURCHASE AND REDEMPTION INFORMATION.........................................14
  Purchase of Shares........................................................14
  Redemption of Shares......................................................21

TRUSTEES AND OFFICERS.......................................................24

MANAGEMENT OF THE TRUST AND PORTFOLIO.......................................33
  Administrator.............................................................35
  Code of Ethics............................................................36

SERVICE PROVIDERS...........................................................36
  Distributor...............................................................36
  Transfer Agent and Service Agent..........................................36
  Custodian.................................................................37
  Expenses..................................................................37
  Counsel ..................................................................37
  Independent Registered Public Accounting Firm.............................37

ORGANIZATION OF THE TRUST...................................................38

DIVIDENDS...................................................................40

TAXES.......................................................................40

PROXY VOTING GUIDELINES.....................................................42

FINANCIAL STATEMENTS........................................................44

APPENDIX....................................................................45

               INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The Fund's investment objective is to seek a high level of current income consistent with liquidity and the preservation of capital through investment in a portfolio of high quality short-term money market instruments. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Policies

The Fund seeks to achieve its investment objective(s) by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Quality and Maturity of the Portfolio's Securities. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. The Advisor will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are believed by the Advisor to be of comparable quality or, if the obligation has no short-term rating, is rated in one of the top three highest long-term rating categories by a NRSRO and are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Under normal market conditions, the Portfolio will invest a significant portion of its assets in the bank and other financial institution obligations. The Portfolio's concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolio to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign entities in order to finance their current operations.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

For a description of commercial paper ratings, see the Appendix to this SAI.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness there under to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See "Quality and Maturity of the Portfolio's Securities" herein.)

US Government Obligations. The Portfolio may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities ("US Government Obligations"). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

The Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio's minimum credit quality standards, or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in one of the top three highest long-term rating categories or have been determined by the Advisor to be of comparable quality.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act").

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with members of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased or the value of the collateralized securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolio may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Portfolio enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio make the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment in Other Investment Companies. In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the "SEC"). As a shareholder of another money market fund, the Portfolio would bear, along with other shareholders, their pro rata portion of the other money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

Credit Enhancement. Certain of the Portfolio's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio's share price. Subject to the diversification limits contained in Rule 2a-7 under the 1940 Act, the Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC there under, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by a Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of a Fund's dividends received by individuals may be taxed at the rates generally applicable to ling-term capital gains. See "Taxes."

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the Fund's expense ratio.

Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Advisor at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a time when it is not advantageous to do so in order to meet the redemption of a large fund (however, the Portfolio may require that such a redemption be made "in kind"). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of Moody's Investor Service ("Moody's"), the Standard & Poor's Division of The McGraw-Hill Companies ("S&P") and Fitch Ratings ("Fitch") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. The Advisor will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Investment Restrictions

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to the Fund and by the Portfolio as fundamental policies. Under the 1940 Act, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. As a matter of fundamental policy, the Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by the Trust, on behalf of the Fund, and by the Portfolio, the Fund and the Portfolio may not:

1. borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the Portfolio (Fund) will invest more than 25% of its total assets in the obligations of banks and other financial institutions;

4. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's (Portfolio's) ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additional Restrictions. In order to comply with certain statutes and policies, the Portfolio (or Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all or part of its assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through dollar roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)   invest for the purpose of exercising control or management;

(vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Portfolio Turnover

The Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Portfolio as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolio's turnover rates are not expected to have a material effect on its income and have been and are expected to be zero for regulatory reporting purposes.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund's Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information  announced by DeAM  regarding  the terms of the expected
settlements          will         be         made          available          at
www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

For discussion of other regulatory matters see the Fund's prospectus.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolio to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolio's management team manage other mutual fund and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio's Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years, neither the Portfolio nor the Fund paid any brokerage commissions.

                                 NET ASSET VALUE

The net asset value ("NAV") per share of the Fund is calculated on each day on which the Fund is open (each such day being a "Valuation Day").

The NAV per share of the Fund is calculated on each Valuation Day as of 9:00 a.m. Eastern Time and as of every hour on the hour thereafter, through and including the close of the business day, normally 4:00 p.m. Eastern Time, or in the event that the New York Stock Exchange ("NYSE") closes early, as of the time of such early closing (the "Valuation Time"). The Fund may close early under certain circumstances, as described in the Fund's current Prospectus. The Portfolio's and the Fund's NAV per share will normally be $1.00.

The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Portfolio believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its NAV. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                       PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

The Fund accepts purchase orders for its shares at the NAV per share next determined after the order is received on each Valuation Day.

Purchase orders for shares of the Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to DWS Scudder Investments Service Company, as the Trust's Transfer Agent (the "Transfer Agent") of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent prior to 4:00 p.m. (Eastern time), and if payment in the form of federal funds is received on that day by the State Street Bank and Trust Company ("State Street") the shareholder will receive the dividend declared on that day. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 4:00 p.m. (Eastern time), the shareholder will receive the dividend declared on the following day even if payment in the form of federal funds is received on that day. The Trust and Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in the Portfolio closes early, the Fund will cease taking purchase orders at that time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Important information about buying and selling shares" in the Fund's Prospectus.

The minimum initial and subsequent investment amounts are set forth in the Fund's Prospectus. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Fund may be purchased in only those states where they may be lawfully sold.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to State Street purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If you have money invested in an eligible Deutsche Asset Management fund, you can:

o        Wire money into your account,

o Open an account by exchanging from another eligible Deutsche Asset Management/DWS fund; or

o Contact your Service Agent or your financial advisor, which includes broker/dealers and investment advisors.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price

Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company
First Great-West Life and Annuity Insurance Company
First MetLife Investors Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
ICMG Registered Variable Life
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide Life Insurance Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life Assurance and Annuity Company of New York
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and s subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit Plan in the event that any item is unpaid by the shareholder's financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of the Fund for consideration other than cash. At the Trust's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Core," "Satellite" or "Non-Core/Satellite"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Redemption of Shares

Shareholders may redeem shares at the NAV per share next determined on each Valuation Day. Redemption requests should be transmitted by shareholders in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m., Eastern time or earlier should the NYSE close earlier) on each Valuation Day will be redeemed at the NAV per share as of 4:00 p.m. (Eastern time) or after the close of the NYSE and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on that day; no dividend will be paid on the day of redemption.

The Transfer Agent may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Transfer Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Transfer Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled "Minimum Investments" in the Prospectus for the account minimum balance.

The Fund may accept purchase or sale orders when the NYSE is closed in certain limited circumstances, such as in response to an unexpected situation that causes the NYSE to be closed, if the "Fed wire" is open, the primary trading markets for the Portfolio's portfolio instruments are open and the Fund's management believes there is adequate liquidity.

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists, which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management/DWS Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Fund's Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, you must leave at least the minimum balance in the account to keep it open. See the section entitled "Minimum Account Investments" in the Prospectus for the minimum account balance.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o        Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to a Deutsche Asset Management account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The Fund and the Portfolio each reserve the right to redeem all of their shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

In-kind Redemptions. The Fund and Portfolio reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Portfolio and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Redemption  by  Check/ACH  Debit  Disclosure.  The fund  will  accept  Automated
Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund's Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-730-1313) or write (DWS Scudder Investment Service Company, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the Fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer` you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund's agreement with you, the fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Fund's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                   Number of
Position with the                                                                      Funds in DWS
Trust and Length of     Business Experience and                                        Fund Complex
Time Served             Directorships During the Past 5 Years                          Overseen
--------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll     President, Driscoll Associates (consulting firm); Executive           86
(1946)                  Fellow, Center for Business Ethics, Bentley College;
Chairperson since 2006  formerly, Partner, Palmer & Dodge (1988-1990); Vice President
Board Member since      of Corporate Affairs and General Counsel, Filene's
2006                    (1978-1988). Directorships: Advisory Board, Center for
                        Business Ethics, Bentley College; Trustee, Southwest
                        Florida Community Foundation (charitable organization);
                        Former Directorships: Investment Company Institute
                        (audit, executive, nominating committees) and
                        Independent Directors Council (governance, executive
                        committees)
--------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.    President, WGBH Educational Foundation. Directorships:                84
(1943)                  Association of Public Television Stations; Becton Dickinson
Board Member since      and Company(1) (medical technology company); Belo
2006                    Corporation(1) (media company); Boston Museum of Science;
                        Public Radio International. Former Directorships: American
                        Public Television; Concord Academy; New England Aquarium;
                        Mass. Corporation for Educational Telecommunications;
                        Committee for Economic Development; Public Broadcasting
                        Service
--------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)     Managing General Partner, Exeter Capital Partners (a series           86
Board Member since      of private equity funds). Directorships: Progressive Holding
2006                    Corporation (kitchen goods importer and distributor); Natural
                        History, Inc. (magazine publisher); Box Top Media Inc.
                        (advertising). Former Directorships: The Kennel Shop
                        (retailer)
--------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss     Clinical Professor of Finance, NYU Stern School of Business           86
(1945)                  (1997-present); Member, Finance Committee, Association for
Board Member since      Asian Studies (2002-present); Director, Mitsui Sumitomo
2006                    Insurance Group (US) (2004-present); prior thereto, Managing
                        Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------
Martin J. Gruber        Nomura Professor of Finance, Leonard N. Stern School of               86
(1937)                  Business, New York University (since September 1965);
Board Member since      Director, Japan Equity Fund, Inc. (since January 1992), Thai
1999                    Capital Fund, Inc. (since January 2000), Singapore Fund, Inc.
                        (since January 2000), National Bureau of Economic Research
                        (since January 2006). Formerly, Trustee, TIAA (pension funds)
                        (January 1996-January 2000); Trustee, CREF and CREF Mutual
                        Funds (January 2000-March 2005); Chairman, CREF and CREF
                        Mutual Funds (February 2004-March 2005); and Director, S.G.
                        Cowen Mutual Funds (January 1985-January 2001)
--------------------------------------------------------------------------------------------------------
Richard J. Herring      Jacob Safra Professor of International Banking and Professor,         86
(1946)                  Finance Department, The Wharton School, University of
Board Member since      Pennsylvania (since July 1972); Co-Director, Wharton
1990                    Financial Institutions Center (since July 2000). Formerly,
                        Vice Dean and Director, Wharton Undergraduate Division (July
                        1995-June 2000); Director, Lauder Institute of International
                        Management Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------


                                       25

--------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                   Number of
Position with the                                                                      Funds in DWS
Trust and Length of     Business Experience and                                        Fund Complex
Time Served             Directorships During the Past 5 Years                          Overseen
--------------------------------------------------------------------------------------------------------
Graham E. Jones         Senior Vice President, BGK Realty, Inc. (commercial real              86
(1933)                  estate) (since 1995). Formerly, Trustee of various investment
Board Member since      companies managed by Sun Capital Advisors, Inc. (1998-2005),
2002                    Morgan Stanley Asset Management (1985-2001) and Weiss, Peck
                        and Greer (1985-2005)
--------------------------------------------------------------------------------------------------------
Rebecca W. Rimel        President and Chief Executive Officer, The Pew Charitable             86
(1951)                  Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since      Thomas Jefferson Foundation (charitable organization) (1994
2002                    to present); Trustee, Executive Committee, Philadelphia
                        Chamber of Commerce (2001 to present); Director, Viasys
                        Health Care(1) (since January 2007). Formerly, Executive
                        Vice President, The Glenmede Trust Company (investment
                        trust and wealth management) (1983 to 2004); Board
                        Member, Investor Education (charitable organization)
                        (2004-2005)
--------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.    Principal, Philip Saunders Associates (economic and financial         86
(1935)                  consulting) (since November 1988).  Formerly, Director,
Board Member since      Financial Industry Consulting, Wolf & Company (consulting)
1986                    (1987-1988); President, John Hancock Home Mortgage
                        Corporation (1984-1986); Senior Vice President of Treasury
                        and Financial Services, John Hancock Mutual Life Insurance
                            Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.  Private investor since October 2003; Trustee of 8 open-end            86
(1946)                  mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since      October 1998). Formerly, Pension & Savings Trust Officer,
2002                    Sprint Corporation((1)) (telecommunications) (November
                        1989-September 2003)
--------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg  Retired. Formerly, Consultant (1997-2001); Director, US               86
(1943)                  Government Accountability Office (1996-1997); Partner,
Board Member since      Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
2006                    Directorships: The William and Flora Hewlett Foundation;
                        Service Source, Inc. Former Directorships: Mutual Fund
                        Directors Forum (2002-2004), American Bar Retirement
                        Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------
Carl W. Vogt            Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law             84
(1936)                  firm); formerly, President (interim) of Williams College
Board Member since      (1999-2000); formerly, President of certain funds in the
2006                    Deutsche Asset Management family of funds (formerly, Flag
                        Investors family of funds) (registered investment companies)
                        (1999-2000). Directorships: Yellow Corporation (trucking);
                        American Science & Engineering (x-ray detection equipment).
                        Former Directorships: ISI Family of Funds (registered
                        investment companies, 4 funds overseen); National Railroad
                        Passenger Corporation (Amtrak) Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National
                        Transportation Safety Board
--------------------------------------------------------------------------------------------------------



                                       26

Interested Board Member

--------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                  Number of
 Position with the                                                                     Funds in DWS
 Trust and Length of    Business Experience and                                        Fund Complex
 Time Served            Directorships During the Past 5 Years                          Overseen
--------------------------------------------------------------------------------------------------------
Axel Schwarzer(2)       Managing Director(4), Deutsche Asset Management; Head of              85
(1958)                  Deutsche Asset Management Americas; CEO of DWS Scudder;
Board Member since      formerly board member of DWS Investments, Germany
2006                    (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank
                        in Germany (1997-1999); formerly, various strategic and
                        operational positions for Deutsche Bank Germany Retail and
                        Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                        (1989-1996)
--------------------------------------------------------------------------------------------------------

Officers(3)

Name, Year of Birth,
Position with the
Trust and Length of     Business Experience and
Time Served             Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)     Managing Director(4), Deutsche Asset Management (2006-present); President of
 (1965)                  DWS family of funds; formerly, Director of Fund Board Relations (2004-2006)
 President,              and Director of Product Development (2000-2004), Merrill Lynch Investment
 2006-present            Managers; Senior Vice President Operations, Merrill Lynch Asset Management
                         (1999-2000)
--------------------------------------------------------------------------------------------------------
 John Millette(6)        Director(4), Deutsche Asset Management
 (1962)
 Vice President and
 Secretary,
 2003-present
--------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)     Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                  Executive Director, Head of Mutual Fund Services and Treasurer for UBS
 Chief Financial         Family of Funds (1998-2004); Vice President and Director of Mutual Fund
 Officer, 2004-present   Finance at UBS Global Asset Management (1994-1998)
 Treasurer,
 2005-present
--------------------------------------------------------------------------------------------------------
 Patricia                Vice President,  Deutsche Asset Management (since June 2005); Counsel, New
 DeFilippis(5) (1963)    York Life Investment Management LLC (2003-2005); legal associate, Lord,
 Assistant Secretary,    Abbett & Co. LLC (1998-2003)
 2005-present
--------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)     Director(4), Deutsche Asset Management (since September 2005); Counsel,
 (1962)                  Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
--------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)     Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 2002-present
--------------------------------------------------------------------------------------------------------
 Paul Antosca(6)         Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                  Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------


                                       27

Name, Year of Birth,
Position with the
Trust and Length of      Business Experience and
Time Served              Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------
 Kathleen Sullivan       Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------
 Jason Vazquez(5)        Vice President, Deutsche Asset Management (since 2006); formerly, AML
 (1972)                  Operations Manager for Bear Stearns (2004-2006),  Supervising Compliance
 Anti-Money Laundering   Principal and Operations Manager for AXA Financial (1999-2004)
 Compliance Officer,
 2007-present
--------------------------------------------------------------------------------------------------------
 Robert  Kloby(5) (1962) Managing  Director(4), Deutsche Asset Management (2004-present);  formerly,
 Chief Compliance        Chief Compliance Officer/Chief Risk  Officer,  Robeco USA (2000-2004);  Vice
 Officer, 2006-present   President,  The  Prudential Insurance Company of America (1988-2000); E.F.
                         Hutton and Company (1984-1988)
--------------------------------------------------------------------------------------------------------
 J. Christopher          Director(4), Deutsche Asset Management (2006-present); formerly,  Director,
 Jackson(5)              Senior Vice President, General Counsel, and Assistant  Secretary, Hansberger
 (1951)                  Global Investors, Inc. (1996-2006); Director, National  Society of Compliance
 Chief Legal Officer,    Professionals (2002-2005)(2006-2009)
 2006-present
--------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)   Executive title, not a board directorship.

(5)   Address:  345 Park Avenue, New York, New York 10154.

(6)   Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                     Vice President
 Caroline Pearson:                     Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee,

Marketing/Distribution/Shareholder               Service              Committee,
Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit  Committee  assists the Board in fulfilling its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held 6 meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                 Aggregate Compensation     Total Compensation
                                   Cash Reserves Fund         from Fund and
Name of Board Member                  Institutional         DWS Fund Complex(1)
--------------------                  -------------         -------------------

Henry P. Becton, Jr.(3)(5)                  $21                     $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)             $21                     $251,000
Keith R. Fox(3)(4)(5)                       $21                     $195,000
Kenneth C. Froewiss(3)(4)(5)                $21                     $234,988
Martin J. Gruber(3)(5)                     $229                     $188,000
Richard J. Herring(3)(4)(5)                $229                     $184,000
Graham E. Jones(3)(4)(5)                   $229                     $206,000
Rebecca W. Rimel(3)(5)                     $229                     $185,000
Philip Saunders, Jr.(3)(4)(5)              $229                     $207,000
William N. Searcy, Jr.(3)(4)(5)            $229                     $206,000
Jean Gleason Stromberg(3)(4)(5)             $21                     $202,000
Carl W. Vogt(3)(5)                          $21                     $189,000

(1)      The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.

                                           Dollar Range of            Aggregate Dollar Range of
                                        Beneficial Ownership      Ownership in all Funds Overseen by
                                       in Cash Reserves Fund                 Board Member
Board Member                                Institutional             in the DWS Fund Complex(2)
------------                                -------------             --------------------------

Independent Board Member:

Henry P. Becton, Jr.                            None                         Over $100,000
Dawn-Marie Driscoll                             None                         Over $100,000
Keith R. Fox                                    None                         Over $100,000
Kenneth C. Froewiss                             None                         Over $100,000
Martin J. Gruber                                None                         Over $100,000
Richard J. Herring                              None                         Over $100,000
Graham E. Jones                                 None                         Over $100,000
Rebecca W. Rimel                                None                         Over $100,000
Philip Saunders, Jr.                            None                         Over $100,000
William N. Searcy, Jr.                          None                         Over $100,000
Jean Gleason Stromberg                          None                         Over $100,000
Carl W. Vogt                                    None                         Over $100,000

Interested Board Member:

Axel Schwarzer                                  None                         Over $100,000

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons

(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                            Value of      Percent of
                                Owner and                                Securities on    Class on an
Independent                  Relationship to                  Title of    an Aggregate     Aggregate
Board Member                   Board Member       Company      Class         Basis           Basis
------------                   ------------       -------      -----         -----           -----

Henry P. Becton, Jr.                           None
Dawn-Marie Driscoll                            None
Keith R. Fox                                   None
Kenneth C. Froewiss                            None
Martin J. Gruber                               None
Richard J. Herring                             None
Graham E. Jones                                None
Rebecca W. Rimel                               None
Philip Saunders, Jr.                           None
William N. Searcy, Jr.                         None
Jean Gleason Stromberg                         None
Carl W. Vogt                                   None

Securities Beneficially Owned

As of April 5, 2007, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Cash Reserves Fund Institutional

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

CALPINE CORPORATION                                   538,678,033.71         9.53% of Institutional Class
CREDIT SUISSE COLLATERAL ACCOUNT
SAN JOSE CA  95113-2429

HARE & CO                                             495,248,173.26         8.76% of Institutional Class
SPECIAL PROCESSING DEPT
ATTN STIF DEPT
EAST SYRACUSE NY  13057-1382

DB ALEX BROWN/PERSHING                                493,856,101.07         8.74% of Institutional Class
JERSEY CITY NJ  07399-0001

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Portfolio's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Portfolio's investment advisor will survive the termination of the investment management agreement between the investment advisor and the Portfolio.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO

Investment Advisor

The Fund has not retained the services of an investment advisor since the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. Effective January 1, 2007 Portfolio has retained the services of DIMA as Advisor pursuant to the terms of a management contract ("Advisory Agreement").

DIMA is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Board and the shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Portfolio. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Portfolio, the Advisor determines the investments to be made for the Portfolio, including what portion of their assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in the Prospectus and this SAI, or as adopted by the Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Portfolio's administrator or other agent, the Portfolio's compliance with their investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.

Under the Advisory Agreement, DIMA receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15%, before waivers and reimbursements, of the average daily net assets of the Portfolio.

On or about May 14, 2007 the Portfolio will pay the Advisor, under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio's average daily net assets, 0.135% on the next $5 billion of the Portfolio's average daily net assets, and 0.12% thereafter.

Through May 13, 2010, the investment advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses), remains at 0.18%.

Through December 31, 2006 DAMI was the Portfolio's investment advisor; fees paid through this date were received by DAMI. For the fiscal years ended December 31, 2006, 2005 and 2004, DAMI earned $12,748,098, $14,956,589 and $17,577,775, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, the Advisor reimbursed $1,788,874, $2,700,770 and $3,227,741, respectively, to the Portfolio to cover expenses.

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Portfolio (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and their shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Administrator

The Fund and the Portfolio recently entered into new administrative services agreements with Deutsche Investment Management Americas Inc. (the "Administrator") (the "Administrative Services Agreement"), pursuant to which the Administrator provides administrative services to the Fund and Portfolio including, among others, providing the Fund and Portfolio with personnel, preparing and making required filings on behalf of the Fund and Portfolio, maintaining books and records for the Fund and Portfolio, and monitoring the valuation of securities. For all services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, of 0.100% of the Fund's average daily net assets. For all services provided under the Administrative Services Agreement, the Portfolio pays the Administrator a fee, computed daily and paid monthly, of 0.030% of the Fund's average daily net assets (subject to a minimum fee of $50,000).

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund and Portfolio reasonably deems necessary for the proper administration of the Fund and Portfolio. The Administrator provides the Fund and Portfolio with personnel; arranges for the preparation and filing of the Fund's and Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's and Portfolio's prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's and Portfolio's records; provides the Fund and Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund and Portfolio; assists in the resolution of accounting issues that may arise with respect to the Fund and Portfolio; establishes and monitors the Fund's and Portfolio's operating expense budgets; reviews and processes the Fund's and Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund and Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund and Portfolio.

The fee payable by the Fund and Portfolio to the Administrator pursuant to the Administrative Agreement is reduced by the amount of any credit received from the custodian for cash balances.

For the period June 1, 2006 through December 31, 2006 the Administrator received $1,461,568 from the Portfolio.

For the period July 1, 2006 through December 31, 2006 the Administrator received $2,277,551 from the Fund.

Prior to June 1, 2006 for the Portfolio and July 1, 2006 for the Fund, Investment Company Capital Corp. served as the administrator.

For the period January 1, 2006 through June 30, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $1,244,649, $3,197,629 and $3,906,278, respectively, as compensation for administrative and other services provided to the Fund. During the same periods ICCC reimbursed $1,244,649, $3,197,629 and $3,906,278, respectively, to the Fund to cover expenses.

For the period January 1, 2006 through May 31, 2006 and the fiscal years ended December 31, 2005 and 2004, ICCC earned $1,873,410, $4,985,530 and $5,861,096, respectively as compensation for administrative and other services provided to the Portfolio. During the fiscal years ended December 2005 and December 2004, ICCC reimbursed $2,822,888 and $3,337,178, respectively, to the Portfolio to cover expenses.


Through April 30, 2007, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain operating expenses at 0.18% of the Fund's average daily net assets, including expenses of the (excluding extraordinary expenses) Portfolio.


Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits access persons of the Fund/Portfolio (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by the Fund/Portfolio, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Trust's Code of Ethics provides for trading "blackout periods" that prohibit trading of personnel within periods of trading by the Portfolio in the same security. The Trust's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio's Advisor and its affiliates (including the Fund's Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund/Portfolio for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                                SERVICE PROVIDERS

Distributor

"DWS-SDI", an affiliate of the Advisor, serves as the distributor of the Fund's shares pursuant to a distribution agreement (the "Distribution Agreement"). DWS-SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.

Transfer Agent and Service Agent

DWS Scudder Investments Service Company ("DWS-SISC") serves as transfer agent of the Trust and of the Fund pursuant to a transfer agency agreement. DWS-SISC's headquarters is 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its
transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

DWS-SISC acts as a Service Agent pursuant to its agreement with the Trust. DWS-SISC is paid by the Administrator and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the DWS-SISC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trust and the Portfolio. As Custodian, State Street holds the Portfolio's assets.

Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Fund and from time to time provides certain legal services to the Advisor and the Administrator.

Ropes & Gray, One International place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 has been selected as the independent registered public accounting firm for the Trust.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see the Fund's prospectus.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Trust is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in this SAI and the Fund's prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and

(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when the Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate the Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

Cash Management Portfolio (prior to February 6, 2006 known as Scudder Cash Management Portfolio and prior to May 16, 2003 known as Cash Management Portfolio) was organized as a master trust fund under the laws of the State of New York. Cash Management Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, in which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Portfolio's shareholders even if all Portfolio shareholders did not vote. Even if the Portfolio votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

                                    DIVIDENDS

The Fund declares dividends from its net income daily and pays the dividends monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund's pro rata share of the corresponding Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs a Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting securities are held by the Fund and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Fund will be deemed to own its proportionate share of the Portfolio's assets and to earn its proportionate share of the Portfolio's income for purposes of determining whether the Fund satisfies the requirements described above.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of the Portfolio. The Portfolio will be treated as a partnership for federal income tax purposes and, as a result, will not be subject to federal income tax. Instead, the Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio.

Taxation of Fund distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year), if any, properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. The Fund expects that it generally will not earn or distribute any long-term capital gains. In addition, the Fund expects that none of its distributions will be treated as "qualified dividend income" eligible for taxation at the rates generally applicable to long-term capital gains for individuals.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares is considered a taxable event. However, because the Fund seeks to maintain a consistent $1.00 share price, you should not realize any taxable gain or loss when you sell or exchange shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Foreign taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

                             PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund and the Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Fund's Service Center at 1-800-730-1313.

                              APPENDIX

Description of Securities Ratings

Description of S&P's corporate bond ratings:

AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody's corporate bond ratings:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch's corporate bond ratings:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch Investors Service's commercial paper ratings:

F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                     May 1, 2007

Investment Advisor of the Portfolio
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154

Distributor
DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Administrator
Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154

Transfer Agent
DWS Scudder Investments Service Company
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PricewaterhouseCooopers LLP
125 High Street
Boston, MA 02110

Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAI or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


The CUSIP number for the Fund discussed in this SAI is

DWS Institutional Funds
Cash Reserves Fund Institutional:  23339C-826
500SAI (5/07)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

                             DWS INSTITUTIONAL FUNDS
             DWS Equity 500 Index Fund ("Equity 500 Index Fund")
              DWS U.S. Bond Index Fund ("U.S. Bond Index Fund")
           DWS EAFE(R) Equity Index Fund ("EAFE(R) Equity Index Fund")

                               Institutional Class

Prior to July 10, 2006, U.S. Bond Index Fund and EAFE(R) Equity Index Fund were each a portfolio of DWS Advisor Funds II, an open-end, management investment company that offered investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. On July 10, 2006, U.S. Bond Index Fund and EAFE(R) Equity Index Fund acquired all assets and assume all the liabilities of U.S. Bond Predecessor Fund and EAFE(R) Predecessor Fund (collectively, the "Predecessor Funds") in a reorganization.

The funds listed above (each, a "Fund" and together, the "Funds") are each a separate series of DWS Institutional Funds (the "Institutional Trust" or the "Trust").

Unlike other mutual funds, and as described in the prospectuses (the "Prospectuses") for the Equity 500 Index Fund, the Trust seeks to achieve the investment objective of the Equity 500 Index Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as the Fund. This investment company is DWS Equity 500 Index Portfolio (the "Portfolio"). The Prospectuses for the Funds, dated May 1, 2007, provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or this SAI free of charge by calling the Trust at the telephone number listed below or by contacting the Funds' Service Center at (800) 730-1313 or any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Fund's Prospectus. The audited financial statements for each Fund and the Portfolio for the year ended December 31, 2006, are incorporated herein by reference to the Annual Report to shareholders for each Fund and each Portfolio dated December 31, 2006. A copy of each Fund's and the Portfolio's Annual Report may be obtained without charge by calling each Fund at
(800) 730-1313 for the Institutional Class.

                                TABLE OF CONTENTS
                                                                            Page


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.............................1
      Investment Objectives..................................................1
      Investment Policies....................................................1
      Portfolio Holdings Information........................................33

INVESTMENT RESTRICTIONS.....................................................34

PORTFOLIO TRANSACTIONS......................................................37

VALUATION OF SECURITIES.....................................................42

PURCHASE AND REDEMPTION OF SHARES...........................................43

DIVIDENDS...................................................................53

TRUSTEES AND OFFICERS.......................................................54


MANAGEMENT OF THE TRUST, FUNDS AND PORTFOLIO................................64
      Code of Ethics........................................................64
      Investment Advisor....................................................64
      Administrator.........................................................72
      Custodian and Transfer Agent..........................................74
      Distributor...........................................................74
      Counsel and Independent Registered Public Accounting Firm.............74


ORGANIZATION OF THE TRUST...................................................75


TAXES.......................................................................77


PROXY VOTING GUIDELINES.....................................................81


FINANCIAL STATEMENTS........................................................82

OTHER INFORMATION...........................................................83


APPENDIX....................................................................85

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund's investment  objective.  There can,
of  course,   be  no  assurance  that  any  Fund  will  achieve  its  investment objective(s).

Equity 500 Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") which emphasizes stocks of large US companies. Under normal circumstances, the Fund (through its investment in a portfolio) will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund will notify its shareholders 60 days prior to a change in this investment policy.

U.S. Bond Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"), which emphasizes government mortgage-backed and corporate investment grade debt securities. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in securities included in the Lehman Bond Index and in derivative instruments, such as futures contracts and options, that provide exposure to the securities listed in the Lehman Bond Index. The Fund will notify its shareholders 60 days prior to a change in this investment policy.

EAFE(R) Equity Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index ("EAFE(R) Index"), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts, options and forward currency contracts, that provide exposure to the stocks of the companies in the EAFE(R) Index. The Fund will notify its shareholders 60 days prior to a change in this investment policy.

Investment Policies

Equity 500 Index Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Prior to January 16, 2006, EAFE(R) Equity Index Fund and U.S. Bond Index Fund operated pursuant to a master/feeder structure under which each Fund invested all of its assets in a master portfolio. Since that date, each Fund has operated individually as a single Fund.

The following is a discussion of the various types of securities and investment strategies employed by the Portfolio, U.S. Bond Index Fund and EAFE(R) Equity Index Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund's investment in a particular type of security is limited to a certain percentage of a Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds.


-----------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                               U.S. Bond      Equity 500      EAFE(R) Equity
                                                                  Index Fund     Index Fund       Index Fund
=================================================================================================================

KEY TO TABLE:
|   Permitted without stated limit
o Permitted  without stated limit,  but not expected to be used to a significant extent
X Not  permitted
20% Italic type (e.g.  20%)  represents  an  investment limitation as a percentage of net fund assets;
does not indicate actual use
20% Roman type (e.g.  20%)  represents an  investment  limitation as a percentage of total fund assets;
does not indicate actual use
-----------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------------------
Common Stock                                                          X              |                |
-----------------------------------------------------------------------------------------------------------------
Preferred Stock                                                       X              |                |
-----------------------------------------------------------------------------------------------------------------
Warrants Listed on the New York Stock Exchange ("NYSE") and           X              X                5%
the American Stock Exchange ("ASE")
-----------------------------------------------------------------------------------------------------------------
Warrants Not Listed on NYSE & ASE                                     X              X                2%
-----------------------------------------------------------------------------------------------------------------
Convertible Securities                                                |              |                |
-----------------------------------------------------------------------------------------------------------------
Small Capitalization Stocks                                           X              X             At least
                                                                                                     80%
-----------------------------------------------------------------------------------------------------------------
Medium Capitalization Stocks                                          X         At least 80%
-----------------------------------------------------------------------------------------------------------------
Large Capitalization Stocks                                           X
-----------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                |              o                o
-----------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                 o              o                o
-----------------------------------------------------------------------------------------------------------------
Certificates of Deposit and Bankers' Acceptances                      o              o                o
-----------------------------------------------------------------------------------------------------------------
Commercial Paper                                                      o              o                o
-----------------------------------------------------------------------------------------------------------------
Variable Rate Securities                                              o              o                o
-----------------------------------------------------------------------------------------------------------------
US Government Securities                                              |              o                o
-----------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                    o              X                X
-----------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
-----------------------------------------------------------------------------------------------------------------
Government Guaranteed Mortgage-Backed Securities                      |              X                X
-----------------------------------------------------------------------------------------------------------------
Ginnie Mae Certificates                                               |              X                X
-----------------------------------------------------------------------------------------------------------------
Fannie Mae Certificates                                               |              X                X
-----------------------------------------------------------------------------------------------------------------
Freddie Mac Certificates                                              |              X                X
-----------------------------------------------------------------------------------------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)              |              X                X
-----------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                                      |              X                X
-----------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                                   |              X                X
-----------------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                                             |              X                X
-----------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                                               |              X                X
-----------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
-----------------------------------------------------------------------------------------------------------------
Options on Securities                                                 o              o                o
-----------------------------------------------------------------------------------------------------------------
Options on Securities Indices                                      15% OTC        15% OTC             o
                                                                   Options        Options
-----------------------------------------------------------------------------------------------------------------
Options on Non-US Securities Indices                                  X              X                o
-----------------------------------------------------------------------------------------------------------------
Yield Curve Options                                                   o              X                o
-----------------------------------------------------------------------------------------------------------------
Spreadlocks                                                           o              X                o
-----------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
-----------------------------------------------------------------------------------------------------------------
Futures Contracts                                                     o              o                o
-----------------------------------------------------------------------------------------------------------------
Futures Contracts on Securities Indices                               5%             5%               5%
-----------------------------------------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts on Security         5%             5%               5%
Indices)
-----------------------------------------------------------------------------------------------------------------

                                       2

-----------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                               U.S. Bond      Equity 500      EAFE(R) Equity
                                                                  Index Fund     Index Fund       Index Fund
=================================================================================================================

KEY TO TABLE:
|   Permitted without stated limit
o Permitted  without stated limit,  but not expected to be used to a significant extent
X Not  permitted
20% Italic type (e.g.  20%)  represents  an  investment limitation as a percentage of net fund assets;
does not indicate actual use
20% Roman type (e.g.  20%)  represents an  investment  limitation as a percentage of total fund assets;
does not indicate actual use
-----------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES
-----------------------------------------------------------------------------------------------------------------
Swaps                                                                10%             X               10%
-----------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                    o              o                o
-----------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-US ISSUERS
-----------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                               X (except for        o                o
                                                                Yankee Bonds)
-----------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                              X (except for        o                o
                                                                Yankee Bonds)
-----------------------------------------------------------------------------------------------------------------
Investments in Emerging Markets                                       X              X                o
-----------------------------------------------------------------------------------------------------------------
Yankee Bonds                                                          |              X                 X
-----------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
Currency Exchange Transactions                                        o              o                o
-----------------------------------------------------------------------------------------------------------------
Forward Currency Exchange Contracts                                   o              o                o
-----------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies                                         X              X                o
-----------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
-----------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                  15%            15%              15%
-----------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                          15%            15%              15%
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                 o              o                o
-----------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                         o              o                o
-----------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                      30%            30%              30%
-----------------------------------------------------------------------------------------------------------------
Other Investment Companies                                           10%            10%              10%
-----------------------------------------------------------------------------------------------------------------
Lehman Bond Index                                                  At least         N/A              N/A
                                                                             80%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                        N/A          At least           N/A
                                                                                    80%
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index                                                   N/A            N/A            At least
                                                                                                     80%
-----------------------------------------------------------------------------------------------------------------

Equity Securities

General. (All Funds except U.S. Bond Index Fund.) Each equity Fund and the Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the OTC market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities (except Equity 500 Index Fund) and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. (All Funds except U.S. Bond Index Fund.) Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio/Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. (All Funds except U.S. Bond Index Fund.) The Portfolio/Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and/or Moody's Investors Service, Inc. ("Moody's") or another rating agency, although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio and the Funds invest will be rated at least CCC by S&P or Caa by Moody's or the equivalent by another rating agency or, if unrated, of comparable quality in the opinion of the portfolio management team. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Medium- and Small-Capitalization Stocks. EAFE(R) Equity Index Fund invests in medium- and small- capitalization stocks and Equity 500 Index Portfolio invests in medium-capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

Warrants. (EAFE(R) Equity Index Fund only.) The Fund may invest up to 5% of its total assets in warrants listed on the NYSE or ASE (2% of its total assets in warrants not listed on the NYSE or ASE). Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Convertible Securities. The Portfolio/Funds may invest in convertible securities. A convertible security is a bond or preferred stock, which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion values (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

General. (U.S. Bond Index Fund only -- but only for domestic fixed income securities.) The Fund may invest in a broad range of domestic fixed income
(debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. (U.S. Bond Index Fund only.) Fixed income securities generally expose the Fund to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Short-Term Instruments. When the Portfolio/Funds experience large cash inflows, for example, through the sale of securities or of their shares and attractive investments are unavailable in sufficient quantities, the Portfolio/Funds may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time a Portfolio/Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the portfolio management team. These instruments may be denominated in US dollars or in foreign currencies.

At the time the Portfolio/Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the portfolio management team. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. The Portfolio/Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolio/Funds may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of a Portfolio's/Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. The Portfolio/Funds may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Portfolio/Funds may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio/Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity or corporation and purchased by the Portfolio/Funds must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio/Funds must be rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the portfolio management team to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Variable Rate Securities. The Portfolio Funds may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Portfolio/Funds may invest in obligations issued or guaranteed by the US government such as direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.

U.S. Bond Index Fund only. Included among the obligations issued by agencies and instrumentalities of the US government are: instruments that are supported by the full faith and credit of the US government (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, and therefore these securities are not supported by the full faith and credit of the US government, the Fund will invest in obligations issued by such an instrumentality only if the portfolio management team determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Zero Coupon Securities and Deferred Interest Bonds. (U.S. Bond Index Fund only.) The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Mortgage-Backed and Asset-Backed Securities (U.S. Bond Index Fund only.)

General Characteristics. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the portfolio management team may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. (U.S. Bond Index Fund only.) The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. (U.S. Bond Index Fund only.) Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. (U.S. Bond Index only.) Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. (U.S. Bond Index only.) Freddie Mac is a federally chartered and privately owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Stripped Mortgage-Backed Securities. (U.S. Bond Index Fund only.) The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the Securities and Exchange Commission (the "SEC"), the portfolio management team will consider privately issued fixed rate IOs and POs to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the portfolio management team determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. (U.S. Bond Index Fund only.) Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London InterBank Offered Rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. (U.S. Bond Index Fund only.) The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination typically supports payments of principal and interest. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited
to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated investment grade by S&P or Moody's.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. (U.S. Bond Index Fund only.) Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or losses in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers

Investments in American, European, Global and International Depository Receipts. (All Funds except U.S. Bond Index Fund.) The Portfolio/Funds may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-

US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio/Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio/Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Portfolio's/Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Portfolio/Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio/Fund at one rate, while offering a lesser rate of exchange should a Portfolio/Fund desire to resell that currency to the dealer. A Portfolio/Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio/Fund will invest in foreign fixed income securities based on Deutsche Investment Management Americas Inc. ("DIMA" or "Advisor") analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's/Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio/Fund, and thus the net asset value of a Portfolio's/Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's/Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's/Fund's investments in foreign fixed income securities, and the extent to which a Portfolio/Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio/Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio/Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Portfolio's/Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's/Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Portfolio's/Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Portfolio's/Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Portfolio/Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio/Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Portfolio/Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Portfolio's/Fund's identification of such condition until the date of the SEC action, a Portfolio's/Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Portfolio's/Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Yankee Bonds. (U.S. Bond Index Fund only.) The Fund may invest in Yankee bonds. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally carry an interest rate but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Derivative Securities

General. The Portfolio/Funds may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives", such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Portfolio/Funds may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Portfolio/Funds from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Portfolio/Funds will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The portfolio management team may use derivatives in circumstances where the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Portfolio/Funds. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's/Funds' investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the subadvisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the subadvisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower a Portfolio's/Fund's return. A Portfolio/Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Portfolio/Fund in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. The Portfolio/Funds may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio/Funds may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio/Funds may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio/Funds.

A call option written by the Portfolio/Funds is "covered" if the Portfolio/Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio/Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio/Funds in cash or liquid securities.

When the Portfolio/Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio/Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio/Fund has no control, the Portfolio/Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio/Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio/Fund may continue to hold a security that might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio/Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio/Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio/Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio/Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio/Fund has no control, the Portfolio/Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio/Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio/Fund will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio/Fund wishes to acquire the securities at the exercise price.

The Portfolio/Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio/Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio/Fund may enter into a "closing sale transaction" that involves liquidating the Portfolio's/Fund's position by selling the option previously purchased. Where the Portfolio/Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio/Fund enters into a closing purchase transaction, the Portfolio/Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio/Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio/Fund may also purchase call and put options on any securities in which it may invest. A Portfolio/Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio/Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio/Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio/Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio/Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio/Fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio/Fund. Put options also may be purchased by the Portfolio/Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio/Fund does not own. A Portfolio/Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio/Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio/Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio/Fund may purchase and sell options traded on recognized foreign exchanges. The Portfolio/Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio/Fund may also engage in options transactions in the OTC market with broker-dealers who make markets in these options. The Portfolio/Fund will engage in OTC options only with broker-dealers deemed by the portfolio management team to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio/Fund will purchase such options only from a counter party approved for these purposes by the portfolio management team. The portfolio management team will monitor the creditworthiness of dealers with whom the Portfolio/Fund enters into such options transactions.

The Portfolio/Fund intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's/Fund's 15% limit on investments in illiquid securities. See "Illiquid Securities" under "Other Investments and Investment Practices."

Options on Securities Indices. A Portfolio/Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. EAFE(R) Equity Index Fund may, to the extent allowed by federal and state securities laws, enter into options on securities indices instead of investing directly in individual foreign securities. The Portfolio/Fund intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's/Fund's 15% limit on investments in illiquid securities. See "Illiquid Securities" under "Other Investments and Investment Practices." A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of US exchange-traded securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be terminated by entering into offsetting closing transactions as described above for securities options.

No Portfolio/Fund will purchase such options unless the portfolio management team believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in "Options on Securities," a Portfolio/Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio/Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio/Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," a Portfolio/Fund would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio/Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Portfolio/Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio/Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio/Funds of options on securities indices will be subject to the portfolio management team's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio/Funds generally will only purchase or write such an option if the portfolio management team believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. No Portfolio/Fund will purchase such options unless the portfolio management team believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's/Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Portfolio/Fund may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's/Funds' activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The EAFE(R) Equity Index Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund will write call options only if they are "covered." The Fund may also purchase and write OTC options on foreign securities indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. The U.S. Bond Index and EAFE(R) Equity Index Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. The U.S. Bond Index and EAFE(R) Equity Index Funds may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one-time cash payment based on a specific financial index between the Fund and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. A Portfolio/Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon, which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Portfolio/Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Portfolio/Fund are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. A Portfolio/Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Portfolio/Fund or securities or instruments that they expect to purchase. The Portfolio/Funds are operated by persons who have claimed an exemption from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA") and, therefore, who are not subject to registration or regulation under the CEA.

A Portfolio's/Fund's futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Portfolio/Fund owns, or futures contracts will be purchased to protect the Portfolio/Fund against an increase in the price of securities (or the currency in which they are denominated) that the Portfolio/Fund intends to purchase. As evidence of this hedging intent, the Portfolio/Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio/Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio/Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The  successful  use of futures  contracts  and options  thereon  draws upon the portfolio management team's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between price movements of hedging instruments and price movements in the securities or currencies being hedged. Successful use of futures or options contracts is further dependent on the portfolio management team's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Funds and the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Board of Trustees of the Equity 500 Index Portfolio has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The other Funds may purchase and write (sell) options on futures contracts for hedging purposes.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio/Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices, including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio/Fund must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio/Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio/Fund will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where a Portfolio/Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Portfolio/Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Portfolio/Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio/Fund. If interest rates did increase, the value of the debt security in the Portfolio/Fund would decline, but the value of the futures contracts to the Portfolio/Fund would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio/Fund from declining as much as it otherwise would have. A Portfolio/Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio/Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio/Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio/Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's/Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio/Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the portfolio management team may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the portfolio management team believes that use of such contracts will benefit the Portfolio/Funds, if the portfolio management team's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Portfolio's/Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio/Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio/Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio/Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio/Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio/Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio/Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio/Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the portfolio management team believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio/Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's/Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). As with the purchase of futures contracts, when a Portfolio/Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Portfolio/Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's/Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio/Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio/Fund intends to purchase.

If a put or call option the Portfolio/Fund has written is exercised, the Portfolio/Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's/Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio/Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio/Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Swap Agreements

General. (All Funds except Equity 500 Index Portfolio.) The Funds may enter into swaps relating to indices, currencies, interest rates, equity and debt interests to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."

The Funds will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or receive. If the counter party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the portfolio management team believes such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Fund's investment objective will depend on the portfolio management team's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Funds will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Funds will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public. Restrictions adopted by the CFTC may in the future restrict the Funds' ability to enter into swap transactions.

The Funds will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the portfolio management team. If there is default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. See "Illiquid Securities."

Derivative Securities: Hedging Strategies

Hedging Strategies. A Portfolio/Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's/Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio/Fund change its investments among different types of securities.

A Portfolio/Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the portfolio management team is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Portfolio/Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o        the  fact  that  the  skills  needed  to use  hedging  instruments  are
         different   from   those   needed   to   select   securities   for  the
         Portfolio/Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Portfolio's/Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio/Fund to maintain "cover" or to segregate securities; and

o the possibility that the Portfolio/Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Portfolio/Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's/Fund's assets.

In hedging transactions based on an index, whether the Portfolio/Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's/Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's/Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's/Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the portfolio management team still may not result in a successful hedging transaction.

To the extent that a Portfolio/Fund engages in the strategies described above, the Portfolio/Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Portfolio/Fund may be unable to close out a position without incurring substantial losses, if at all. The Portfolio/Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management

General. In connection with a Portfolio's/Fund's investments denominated in foreign currencies, the portfolio management team may choose to utilize a variety of currency management (hedging) strategies. The portfolio management team seeks to take advantage of different yield, risk and return characteristics that different currency, currency denominations and countries can provide to US investors. In doing so, the portfolio management team will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the portfolio management team may attempt to manage currency exchange rate risks, there is no assurance that the portfolio management team will do so, or do so at an appropriate time or that the portfolio management team will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Portfolio/Funds may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio/Funds from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. A Portfolio/Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's/Funds' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio/Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Portfolio/Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

A Portfolio/Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio/Funds will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Portfolio/Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's/Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio/Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's/Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio/Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio/Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Portfolio's/Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's/Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's/Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which a Portfolio's/Fund's assets that are the subject of such cross-hedges are denominated.

A Portfolio/Fund will segregate cash or liquid securities in an amount equal to the value of a Portfolio's/Fund's total assets committed to the consummation of forward currency contracts requiring a Portfolio/Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of a Portfolio's/Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

A Portfolio/Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which a Portfolio/Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to a Portfolio/Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) a Portfolio's/Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Portfolio's/Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with a Portfolio's/Fund's obligation under a forward currency contract on the date of maturity, a Portfolio/Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar.

Although the portfolio management team will attempt to hold such mismatching to a minimum, there can be no assurance that the portfolio management team will be able to do so.

Options on Foreign Currencies. (EAFE(R) Equity Index Fund only.) The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the portfolio management team anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio's/Funds' investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Portfolio's/Funds' active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and
(3) market risk (an incorrect prediction of securities prices or exchange rates by the portfolio management team may cause the Portfolio/Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. A Portfolio/Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Portfolio/Fund of cash or liquid securities to the extent the Portfolio's/Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's/Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's/Fund's assets could impede portfolio management or the Portfolio's/Fund's ability to meet redemption requests or other current obligations.

The Board of Trustees of the Portfolio and the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis.

A call option written on securities may require a Portfolio/Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio/Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio/Fund may require the Portfolio/Fund to segregate assets (as described above) equal to the exercise price. A Portfolio/Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio/Fund. If a Portfolio/Fund holds a futures contract, the Portfolio/Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Portfolio/Fund may enter into fully or partially offsetting transactions so that its net position coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the portfolio management team's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio/Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio/Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of a Portfolio/Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio's/Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Portfolio/Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Equity 500 Index Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences might result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Fund's Service Center at (800) 730-1313.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 60 days' prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Portfolio/Fund investments, the portfolio management team also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio/Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio/Fund Neither event would require the Portfolio/Fund to eliminate the obligation from its portfolio, but the portfolio management team will consider such an event in its determination of whether the Portfolio/Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Investments and Investment Practices

Illiquid Securities. The Funds/Portfolio may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Funds/Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's/Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The portfolio management team anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD Inc.

An investment in Rule 144A securities will be considered illiquid and therefore subject to the Portfolio's/Fund's limit on the purchase of illiquid securities unless the portfolio management team determines that the Rule 144A securities are liquid. In reaching liquidity decisions, the portfolio management team may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio/Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio/Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact a Fund's expense ratio.

When-Issued and Delayed Delivery Securities. It is the current policy of the Portfolio/Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's/Fund's total assets, less liabilities other than the obligations created by when-issued commitments. The Portfolio/Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio/Fund until settlement takes place.

At the time a Portfolio/Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio/Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's/Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio/Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio/Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio/Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's/Fund's incurring a loss or missing an opportunity to obtain a price considered being advantageous.

Lending of Portfolio Securities. The Portfolio/Funds has/have the authority to lend up to 30% of its total assets to institutional brokers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio/Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio/Fund. The Portfolio/Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio/Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio/Fund at any time, and (d) the Portfolio/Fund receives reasonable interest on the loan (which may include the Portfolio's/Fund's investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's/Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio/Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by a Portfolio/Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Portfolio's/Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Other Investment Companies. The Portfolio/Funds may invest in the aggregate no more than 10% of its/their total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Portfolio/Funds may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

The Portfolio/Funds will indirectly bear a proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Repurchase Agreements. The Portfolio/Funds may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio/Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio/Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio/Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio/Fund together with the repurchase price upon repurchase. In either case, the income to the
Portfolio/Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Portfolio/Fund subject to a repurchase agreement as being owned by the Portfolio/Fund or as being collateral for a loan by the Portfolio/Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio/Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio/Fund has not perfected a security interest in the Obligation, the Portfolio/Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio/Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio/Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio/Fund may incur a loss if the proceeds to the Portfolio/Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio/Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Portfolio/Funds may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). A Portfolio/Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Portfolio/Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's/Funds' liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio/Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's/Fund's obligation to repurchase the securities, and the Portfolio's/Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Reverse repurchase agreements are considered to be borrowings by the Portfolio/Fund.

Investment of Uninvested Cash Balances. A Portfolio/Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Portfolio/Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Portfolio's/Fund's investment policies and restrictions as set forth in its registration statement.

A Portfolio/Fund will invest Uninvested Cash in Central Funds only to the extent that a Portfolio's/Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's Prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees/Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's/Portfolio's Board of Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's/Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Equity 500 Index Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

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

As a matter of fundamental policy, neither the Portfolio (nor the Funds) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) The Portfolio (Funds) may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) The Portfolio (Funds) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) The Portfolio (Funds) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) The Portfolio (Funds) may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) The Portfolio (Funds) may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio (Funds) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's (Funds') ownership of securities.

(6) The Portfolio (Funds) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(7) The Portfolio (Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) The Portfolio (Funds) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(4) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio
      (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2% of the value of the Portfolio's (Fund's) net assets or 2% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolio (Funds) have no current intention to engage in short selling);

(5)   invest for the purpose of exercising control or management;

(6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these imitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund)
      (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

(7) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(8) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's
      (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term US government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

(9) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options  or futures  are  offered  through  the  facilities  of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets; and

(10) with respect to the Equity 500 Index Fund only: acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research is typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the years ended December 31, 2006, 2005 and 2004, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $0, $207,021 and $467,278, respectively. For the years ended December 31, 2006, 2005 and 2004, the Equity 500 Index Portfolio did not pay any brokerage commissions to Deutsche Bank Securities, Inc., an affiliate of the Advisor.

For the year ended December 31, 2006 the EAFE(R) Equity Index Fund paid brokerage commissions in the amount of $44,521. For the years ended December 31, 2005 and 2004, the EAFE(R) Equity Index Portfolio paid brokerage commissions in the amount of $75,678 and $157,713, respectively. The trading activity was higher in for the year ended December 31, 2004. For the years ended December 31, 2005 and 2004, the EAFE(R) Equity Index Portfolio did not pay brokerage commissions to an affiliate.

For the year ended December 31, 2006 the U.S. Bond Index Fund did not pay any brokerage commissions. For the years ended December 31, 2005 and 2004, the U.S. Bond Index Portfolio did not pay any brokerage commissions.

The Funds/Portfolios are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) that a Fund/Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, Equity 500 Index Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)     of December 31, 2006
---------------------------------------------------     --------------------

AMBAC Financial Group Inc.                                    $2,622,000
American International Group, Inc.                           $51,441,000
Bank of America Corp.                                        $66,203,000
Bank of New York Co., Inc.                                    $8,458,000
Bear Stearns & Co., Inc.                                      $5,259,000
H & R Block, Inc.                                             $2,055,000
Citigroup Inc.                                               $75,577,000
Comerica Inc.                                                 $2,667,000
Countrywide Financial Corp.                                   $7,210,000
E-Trade Financial Corp.                                       $2,513,000
Federated Investors, Inc.                                       $794,000
Fifth Third Bancorp                                           $6,368,000
Franklin Resources, Inc.                                      $4,734,000
The Goldman Sachs Group, Inc.                                $23,437,000
Janus Capital Group Inc.                                      $1,181,000
JPMorgan Chase & Co.                                         $46,267,000
Legg Mason, Inc.                                              $3,488,000
Lehman Brothers Holdings, Inc.                               $11,464,000
MBIA, Inc.                                                    $2,736,000
Mellon Financial Corp.                                        $4,873,000
Merrill Lynch & Co., Inc.                                    $22,726,000
Morgan Stanley                                               $23,799,000
Northern Trust Corp.                                          $3,308,000
T. Rowe Price Group, Inc.                                     $3,263,000
Principal Financial Group Inc.                                $4,527,000
Prudential Financial Inc.                                    $11,687,000
Charles Schwab Corp.                                          $5,554,000
State Street Corp.                                            $6,267,000
Suntrust Banks, Inc.                                          $8,546,000
Wachovia Corp.                                               $29,976,000
Washington Mutual                                            $11,871,000
Ameriprise Financial, Inc.                                    $3,739,000
Lincoln Natl Corp. Inc.                                       $5,337,000

As of December 31, 2006, EAFE(R) Equity Index Fund held the following securities of its regular brokers or dealers:

                                                       Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)      as of December 31, 2006
---------------------------------------------------       ---------------------

ABN AMRO Holdings NV                                                $1,761,000
Alleanza Assicurazioni SpA                                            $176,000
Allied Irish Banks PLC                                                $812,000
Alpha Bank                                                            $360,000
Amvescap PLC                                                          $286,000
Australian Stock Exchange                                             $173,000
AXA Asia Pacific Holdings Ltd.                                        $126,000
Babcock & Brown Ltd.                                                  $115,000
Bank of East Asia                                                     $253,000
Barclays                                                            $2,841,000
Banca Popolare DiMilano                                               $223,000
Banco Popolare di Verona e Novara                                     $302,000
Capitalia SpA                                                         $474,000
Close Brothers Group PLC                                               $62,000
Collins Stewart & Co.                                                  $25,000
Commerzbank AG                                                        $731,000
Credit Suisse Group (Registered)                                    $2,540,000
Daiwa Securities Group, Inc.                                          $456,000
Danske Bank A/S                                                       $698,000
DBS Group Holdings Ltd.                                               $523,000
Depfa Bank PLC                                                        $172,000
Deutsche Bank AG                                                    $2,113,000
Deutsche Boerse AG                                                    $580,000
Deutsche Postbank AG                                                  $195,000
EFG Eurobank Ergas                                                    $259,000
Erste Bank der Oesterreichischen Sparkassen                           $449,000
Hang Seng Bank LTD                                                    $304,000
HBOS PLC                                                            $2,574,000
HSBC Holdings PLC                                                   $6,499,000
Hypo Real Estate Hldgs                                                $255,000
ICAP PLC                                                              $116,000
Bana Intesa SPA                                                     $1,150,000
Investa Property Group                                                 $61,000
Jafco Co. Ltd.                                                         $30,000
Jyske Bank A/S                                                        $141,000
KBC Groep NV                                                          $723,000
Legal & General Group PLC                                             $639,000
Lloyds TBS Group PLC                                                $1,958,000
London Stock Exchange                                                 $144,000
MacQuarie Bank Ltd.                                                   $497,000
Man Group PLC                                                         $573,000
Matsui Securities Co., Ltd                                             $14,000
Mediobanca SpA                                                        $389,000
Mediolanum                                                             $49,000
Mitsubishi UFJ Financial Group                                      $3,285,000
Mitsubishi UFJ Securities                                              $78,000
Mizuho Financial Group                                              $2,089,000
MLP AG                                                                 $23,000
Banca Monte dei Paschi di Siena SpA                                   $203,000
National Bank of Greece                                               $556,000
Nikko Cordial Corp                                                    $305,000

                                                       Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)      as of December 31, 2006
---------------------------------------------------       ---------------------

Nomura Holdings Inc #8604                                           $1,046,000
Nordea Bank AB                                                      $1,024,000
Oko Bank                                                               $39,000
Oversea Chinese Banking Corp                                          $391,000
Perpetual Ltd                                                          $86,000
San Paolo                                                             $800,000
SBI E Trade Securities                                                 $46,000
SBI Holdings Inc                                                       $94,000
Schroders                                                              $96,000
Shinko Securities Co.                                                  $47,000
Shinsei Bank Ltd                                                      $252,000
Singapore Exchange                                                     $92,000
Storebrand ASA                                                        $107,000
The Sumitomo Trust & Banking Co., Ltd                                 $407,000
Svenska Hendelsbanken                                                 $473,000
Tower Limited                                                           $4,000
Tullett Prebon PLC                                                     $63,000
UBS AG - Registered                                                 $3,799,000
Unicredito Italiano SpA                                             $2,088,000
Wing Hang Bank Ltd                                                     $47,000
Zurich Financial SVS Group                                          $1,247,000

As of December 31, 2006, U.S. Bond Index Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)      as of December 31, 2006
---------------------------------------------------      -----------------------

AXA Financial Inc.                                                   $108,000
Bank One Corp                                                        $233,000
Bank of America Corp                                                 $466,000
Barclays Bank PLC                                                     $64,000
BB&T Corp                                                             $98,000
Bear, Stearns Companies, Inc.                                        $148,000
Santander Central Hispano Issuances Ltd                               $54,000
Charter One Bank                                                      $11,000
JP Morgan Chase                                                      $310,000
Citigroup Inc.                                                       $661,000
Credit Suisse (USA), Inc.                                            $379,000
DLJ Commercial Mortgage Corp                                          $79,000
European Investment Bank                                             $243,000
Fifth Third Bancorp                                                   $45,000
First Union National Bank Coml Mtg Trust                              $12,000
FleetBoston Financial Corp                                           $119,000
The Goldman Sachs Group, Inc                                         $599,000
HSBC Finance Corp                                                    $290,000
Keycorp                                                               $98,000
Korea Development Bank                                                $98,000
Kreditanstalt Fuer Wiederaufbaunt                                    $107,000
Lehman Brothers holdings, Inc.                                       $290,000
Marshall & Ilsley Corp                                                $49,000
FIA Credit Services NA                                                $49,000
Merrill Lynch & Co., Inc.                                            $357,000
Morgan Stanley                                                       $463,000

                                                      Value of Securities Owned
Name of Regular Broker or Dealer or Parent (Issuer)      as of December 31, 2006
---------------------------------------------------      -----------------------

National Australia Bank Ltd                                           $55,000
National Westminster Bank PLC                                         $53,000
Regions Financial Corp                                                $52,000
Royal Bank of Scotland PLS (THE)                                      $59,000
Tyco Intl Group SA                                                    $57,000
US Bank NA                                                           $104,000
Wachovia Bank NA                                                     $314,000
Washington Mutual Inc.                                               $168,000
Wells Fargo & Co.                                                    $464,000

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases of investment portfolio securities to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Subadvisor's discretion, to meet the Fund's objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

The portfolio turnover rates for Equity 500 Index Portfolio for the years ended December 31, 2006 and 2005 were 4% and 9%, respectively.

The portfolio turnover rates for EAFE(R) Equity Index Fund for the year ended December 31, 2006 was 8% and for EAFE(R) Equity Index Portfolio for the year ended December 31, 2005 was 16%.

The portfolio turnover rates for U.S. Bond Index Fund for the year ended December 31, 2006 was 25%and for U.S. Bond Index Portfolio for the year ended December 31, 2005 was 45%.

                             VALUATION OF SECURITIES

Valuation of Securities and Net Asset Value

The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for Portfolio/Funds assets are not readily available or the value of the Portfolio/Funds asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Portfolio/ Funds asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Boards and overseen primarily by the Pricing Committee.

Trading in foreign countries may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the EAFE(R) Equity Index Fund values non-US securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS Scudder Investments Service Company ("DWS-SISC") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS Scudder Distributors, Inc. ("DWS-SDI") prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also each Fund's principal underwriter, each have the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS Funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS Fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Core," "Satellite" or "Non-Core/Satellite"-taking into consideration, among other things, the following criteria, where applicable:

o     The Fund's 3-year performance;

o     The Fund's Morningstar rating;

o     Market size for the fund category;

o     The Fund's size, including sales and redemptions of the Fund's shares;

o     The length of time the Fund's  Portfolio  Managers  have managed the Fund;
      and

o     The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS Funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce New Funds into the DWS family of funds. As a general rule, all New Funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement  Plans.  The  Shareholder  Service  Agent  provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds' Prospectuses.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

The Fund may waive the minimum for purchases by a current or former director or trustee of the Deutsche or DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a subadvisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the fund.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by DWS Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by DWS-SDI.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled "Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS Funds and non-DWS Funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS Funds and the non-DWS Funds by the financial advisor on the Platform or current assets of both the DWS Funds and the non-DWS Funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Funds have been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.

Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company
Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman

Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.
Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica  Financial Life Insurance Company
Allstate Life  Insurance  Company of New York
Ameritas Life  Insurance Group
American General Life Insurance  Company
Annuity  Investors Life Insurance Company
Columbus  Life  Insurance  Company
Companion  Life  Insurance  Company
Connecticut  General Life  Insurance  Company
Farmers New World Life  Insurance Company
Fidelity Security Life Insurance Company
First Allmerica  Financial Life Insurance  Company
First  Great-West  Life and Annuity  Insurance  Company
First MetLife Investors  Insurance Company
Genworth Life Insurance Company of New York
Genworth  Life and  Annuity  Insurance  Company
Great  West  Life  and  Annuity Insurance  Company
Hartford Life  Insurance  Company
Hartford Life and Annuity Insurance  Company
ICMG  Registered  Variable  Life
John Hancock Life  Insurance Company  of New  York
John  Hancock  Life  Insurance  Company  (U.S.A.)
Kemper Investors Life Insurance  Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity  Company of New York
Lincoln  National  Life  Insurance  Company
Massachusetts  Mutual  Life  Insurance  Company
MetLife  Group

Minnesota  Life Insurance  Company
Mutual of  America  Life  Insurance  Company
National  Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide  Life Insurance  Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life  Assurance  and Annuity  Company of New York
Symetra Life Insurance  Company
Transamerica  Life  Insurance  Company
Union  Central  Life Insurance  Company
United of Omaha Life Insurance  Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days for DWS Equity 500 Index Fund and DWS U.S.

Bond Index Fund and within 30 days for DWS EAFE(R) Equity Index Fund of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 730-1313 or (800) 621-1048 for the Investment Class.

Each Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.


Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, which includes any excess of its net realized short-term capital gains over its net realized long-term capital losses. Each Fund also intends to distribute annually any excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. In such a case, shareholders would also have to include in their income their pro rata portion of the amount of such gain. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the amount necessary to avoid excise taxes.

Equity 500 Index Fund -- Institutional and Investment  Classes distribute income
dividends   quarterly.   EAFE(R)  Equity  Index  Fund  --  Institutional   Class
distributes  income  dividends  annually.  U.S. Bond Index Fund --

Institutional Class accrues income dividends daily and distributes such dividends monthly. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and all capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll     President, Driscoll Associates (consulting firm); Executive            83
(1946)                  Fellow, Center for Business Ethics, Bentley College; formerly,
Chairperson since 2006  Partner, Palmer & Dodge (1988-1990); Vice President of
Board Member since      Corporate Affairs and General Counsel, Filene's (1978-1988).
2006                    Directorships: Advisory Board, Center for Business Ethics,
                        Bentley College; Trustee, Southwest Florida Community
                        Foundation (charitable organization); Former Directorships:
                        Investment Company Institute (audit, executive, nominating
                        committees)    and   Independent    Directors    Council
                        (governance, executive committees)
---------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.   President, WGBH Educational Foundation. Directorships:                 81
 (1943)                 Association of Public Television Stations; Becton Dickinson
 Board Member since     and Company(1) (medical technology company); Belo
 2006                   Corporation(1) (media company); Boston Museum of Science;
                        Public Radio International. Former Directorships: American
                        Public Television; Concord Academy; New England Aquarium;
                        Mass. Corporation for Educational Telecommunications;
                        Committee for Economic Development; Public Broadcasting Service
---------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)     Managing General Partner, Exeter Capital Partners (a series of         83
Board Member since      private equity funds). Directorships: Progressive Holding
2006                    Corporation (kitchen goods importer and distributor); Natural
                        History, Inc. (magazine publisher); Box Top Media Inc.
                        (advertising). Former Directorships: The Kennel Shop (retailer)
---------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss     Clinical Professor of Finance, NYU Stern School of Business            83
(1945)                  (1997-present); Member, Finance Committee, Association for
Board Member since      Asian Studies (2002-present); Director, Mitsui Sumitomo
2006                    Insurance Group (US) (2004-present); prior thereto, Managing
                        Director, J.P. Morgan (investment banking firm) (until 1996)
---------------------------------------------------------------------------------------------------------
Martin J. Gruber        Nomura Professor of Finance, Leonard N. Stern School of                83
(1937)                  Business, New York University (since September 1965);
Board Member since      Director, Japan Equity Fund, Inc. (since January 1992), Thai
1999                    Capital Fund, Inc. (since January 2000), Singapore Fund, Inc.
                        (since January 2000), National Bureau of Economic Research
                        (since January 2006). Formerly, Trustee, TIAA (pension funds)
                        (January 1996-January 2000); Trustee, CREF and CREF Mutual
                        Funds (January 2000-March 2005); Chairman, CREF and CREF
                        Mutual Funds (February 2004-March 2005); and Director, S.G.
                        Cowen Mutual Funds (January 1985-January 2001)
---------------------------------------------------------------------------------------------------------
Richard J. Herring      Jacob Safra Professor of International Banking and Professor,          83
(1946)                  Finance Department, The Wharton School, University of
Board Member since      Pennsylvania (since July 1972); Co-Director, Wharton Financial
1999                    Institutions Center (since July 2000). Formerly, Vice Dean and
                        Director, Wharton Undergraduate Division (July 1995-June
                        2000); Director, Lauder Institute of International Management
                        Studies (July 2000-June 2006)
---------------------------------------------------------------------------------------------------------
Graham E. Jones         Senior Vice President, BGK Realty, Inc. (commercial real               83
(1933)                  estate) (since 1995). Formerly, Trustee of various investment
Board Member since      companies managed by Sun Capital Advisors, Inc. (1998-2005),
2002                    Morgan Stanley Asset Management (1985-2001) and Weiss, Peck
                        and Greer (1985-2005)
---------------------------------------------------------------------------------------------------------

                                       55

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel        President and Chief Executive Officer, The Pew Charitable              83
(1951)                  Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since      Thomas Jefferson Foundation (charitable organization) (1994 to
2002                    present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care(1)
                        (since January 2007). Formerly, Executive Vice President, The
                        Glenmede Trust Company (investment trust and wealth
                        management) (1983 to 2004); Board Member, Investor Education
                        (charitable organization) (2004-2005)
---------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.    Principal, Philip Saunders Associates (economic and financial          83
(1935)                  consulting) (since November 1988).  Formerly, Director,
Board Member since      Financial Industry Consulting, Wolf & Company (consulting)
1986                    (1987-1988); President, John Hancock Home Mortgage Corporation
                        (1984-1986);  Senior  Vice  President  of  Treasury  and
                        Financial  Services,  John Hancock Mutual Life Insurance
                        Company, Inc.
                        (1982-1986)
---------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.  Private investor since October 2003; Trustee of 8 open-end             83
(1946)                  mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since      October 1998). Formerly, Pension & Savings Trust Officer,
2002                    Sprint Corporation(1) (telecommunications) (November
                        1989-September 2003)
---------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg  Retired. Formerly, Consultant (1997-2001); Director, US                83
(1943)                  Government Accountability Office (1996-1997); Partner,
Board Member since      Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
2006                    Directorships: The William and Flora Hewlett Foundation;
                        Service Source, Inc. Former Directorships: Mutual Fund
                        Directors Forum (2002-2004), American Bar Retirement
                        Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
---------------------------------------------------------------------------------------------------------
Carl W. Vogt            Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law              81
(1936)                  firm); formerly, President (interim) of Williams College
Board Member since      (1999-2000); formerly, President of certain funds in the
2006                    Deutsche Asset Management family of funds (formerly, Flag
                        Investors family of funds) (registered investment companies)
                        (1999-2000). Directorships: Yellow Corporation (trucking);
                        American Science & Engineering (x-ray detection equipment).
                        Former Directorships: ISI Family of Funds (registered
                        investment companies, 4 funds overseen); National Railroad
                        Passenger Corporation (Amtrak) Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National
                        Transportation Safety Board
---------------------------------------------------------------------------------------------------------

                                       56

Interested Board Member

---------------------------------------------------------------------------------------------------------
 Name, Year of Birth,                                                                   Number of
 Position with the                                                                      Funds in DWS
 Trust and Length of    Business Experience and                                         Fund Complex
 Time Served            Directorships During the Past 5 Years                           Overseen
---------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)      Managing Director(4), Deutsche Asset Management; Head of               82
 (1958)                 Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since     formerly board member of DWS Investments, Germany (1999-2005);
 2006                   formerly, Head of Sales and Product Management for the Retail
                        and Private Banking Division of Deutsche Bank in Germany
                        (1997-1999); formerly, various strategic and operational
                        positions for Deutsche Bank Germany Retail and Private Banking
                        Division in the field of investment funds, tax driven
                        instruments and asset management for corporates (1989-1996)
---------------------------------------------------------------------------------------------------------

Officers(3)

 Name, Year of Birth,
 Position with the
 Trust and Length of     Business Experience and
 Time Served             Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)     Managing Director(4), Deutsche Asset Management (2006-present); President of
 (1965)                  DWS family of funds; formerly, Director of Fund Board Relations (2004-2006)
 President,              and Director of Product Development (2000-2004), Merrill Lynch Investment
 2006-present            Managers; Senior Vice President Operations, Merrill Lynch Asset Management
                         (1999-2000)
---------------------------------------------------------------------------------------------------------
 John Millette(6)        Director(4), Deutsche Asset Management
 (1962)
 Vice President and
 Secretary,
 2003-present
---------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)     Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                  Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 Chief Financial         of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at
 Officer, 2004-present   UBS Global Asset Management (1994-1998)
 Treasurer,
 2005-present
---------------------------------------------------------------------------------------------------------
 Patricia                Vice President, Deutsche Asset Management (since June 2005); Counsel, New
 DeFilippis(5) (1963)    York Life Investment Management LLC (2003-2005); legal associate, Lord,
 Assistant Secretary,    Abbett & Co. LLC (1998-2003)
 2005-present
---------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)     Director(4), Deutsche Asset Management (since September 2005); Counsel,
 (1962)                  Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
---------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)     Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 2002-present
---------------------------------------------------------------------------------------------------------
 Paul Antosca(6)         Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                  Manufacturers Life Insurance Company (U.S.A.) (1990 - 2006)
 Assistant Treasurer,
 2007-present
---------------------------------------------------------------------------------------------------------
 Kathleen Sullivan       Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
---------------------------------------------------------------------------------------------------------

                                       57

 Name, Year of Birth,
 Position with the
 Trust and Length of     Business Experience and
 Time Served             Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------
 Jason Vazquez(5)        Vice President, Deutsche Asset Management (since 2006); formerly, AML
 (1972)                  Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
 Anti-Money Laundering   Principal and Operations Manager for AXA Financial (1999-2004)
 Compliance Officer,
 2007-present
---------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)  Managing Director(4), Deutsche Asset Management (2004-present); formerly,
 Chief Compliance        Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice
 Officer, 2006-present   President, The Prudential Insurance Company of America (1988-2000); E.F.
                         Hutton and Company (1984-1988)
---------------------------------------------------------------------------------------------------------
 J. Christopher          Director(4), Deutsche Asset Management (2006 - present); formerly, Director,
 Jackson(5)              Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 (1951)                  Global Investors, Inc. (1996 - 2006); Director, National Society of
 Chief Legal Officer,    Compliance Professionals (2002 - 2005)(2006 - 2009)
 2006 - present
---------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)   Executive title, not a board directorship.

(5)   Address:  345 Park Avenue, New York, New York 10154.

(6)   Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                     Vice President
 Caroline Pearson:                     Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings for Equity 500 Index Fund and U.S. Bond Index Fund and nine (9) meetings for EAFE(R) Equity Index Fund during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.


                                  Aggregate            Aggregate           Aggregate
                                Compensation          Compensation        Compensation      Total Compensation
                              from DWS Equity        from DWS EAFE        from DWS U.S.       from Funds and
Name of Board Member           500 Index Fund      Equity Index Fund     Bond Index Fund    DWS Fund Complex(1)
--------------------           --------------      -----------------     ---------------    -------------------

Henry P. Becton, Jr.(3)(5)            $21                 $437                $170              $189,000
Dawn-Marie
Driscoll(2)(3)(4)(5)                  $21                 $575                $224              $251,000
Keith R. Fox(3)(4)(5)                 $21                 $441                $172              $195,000
Kenneth C. Froewiss(3)(4)(5)          $21                 $487                $190              $234,988
Martin J. Gruber(3)(5)               $229                $1,179               $458              $188,000
Richard J. Herring(3)(4)(5)          $229                $1,152               $447              $184,000
Graham E. Jones(3)(4)(5)             $229                $1,270               $493              $206,000
Rebecca W. Rimel(3)(5)               $229                $1,147               $445              $185,000
Philip Saunders, Jr.(3)(4)(5)        $229                $1,270               $493              $207,000
William N. Searcy,
Jr.(3)(4)(5)                         $229                $1,270               $493              $206,000
Jean Gleason
Stromberg(3)(4)(5)                    $21                 $474                $185              $202,000
Carl W. Vogt(3)(5)                    $21                 $437                $170              $189,000

(1)   The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.


                                                                                             Aggregate Dollar
                                                       Dollar Range of                           Range of
                                   Dollar Range of      Beneficial       Dollar Range of   Ownership in all Funds
                                    Beneficial          Ownership          Beneficial          Overseen by
                                    Ownership           in DWS EAFE        Ownership           Board Member
                                in DWS Equity 500       Equity Index       in DWS U.S.       in the DWS Fund
Board Member                        Index Fund             Fund          Bond Index Fund        Complex(2)
------------                        ----------             ----          ---------------        ----------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                   None                None              None               Over $100,000
Dawn-Marie Driscoll                    None                None              None               Over $100,000
Keith R. Fox                           None                None              None               Over $100,000
Kenneth C. Froewiss                    None                None              None               Over $100,000
Martin J. Gruber                  Over $100,000            None              None               Over $100,000
Richard J. Herring                     None                None              None               Over $100,000
Graham E. Jones                        None                None              None               Over $100,000
Rebecca W. Rimel                       None                None              None               Over $100,000
Philip Saunders, Jr.             $10,001-$50,000           None              None               Over $100,000
William N. Searcy, Jr.                 None                None              None               Over $100,000
Jean Gleason Stromberg                 None                None              None               Over $100,000
Carl W. Vogt                           None                None              None               Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                         None                None              None               Over $100,000


(1)   The amount  shown  includes  share  equivalents  of funds  which the Board
      Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                           Value of       Percent of
                                Owner and                                Securities on   Class on an
Independent                 Relationship to                  Title of    an Aggregate     Aggregate
Board Member                  Board Member       Company       Class         Basis          Basis
------------                  ------------       -------       -----         -----          -----

Henry P. Becton, Jr.                           None
Dawn-Marie Driscoll                            None
Keith R. Fox                                   None
Kenneth C. Froewiss                            None
Martin J. Gruber                               None
Richard J. Herring                             None
Graham E. Jones                                None
Rebecca W. Rimel                               None
Philip Saunders, Jr.                           None
William N. Searcy, Jr.                         None
Jean Gleason Stromberg                         None
Carl W. Vogt                                   None

Securities Beneficially Owned

As of April 5, 2007, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Equity 500 Index Fund

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

DWS TRUST COMPANY TTEE                                 2,650,315.05          20.97% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH  03079-1143

CHARLES SCHWAB & CO                                    2,067,483.46          16.36% of Institutional Class
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA  94104-4151

ING NATIONAL TRUST                                      614,726.91                 11.96% of Class S
HARTFORD CT  06156-0001

ING LIFE INSURANCE AND ANNUITY CO                       570,227.62                 11.09% of Class S
HARTFORD CT  06156-0001


DWS US Bond Index Fund

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

FTC & CO                                               5,962,067.72          35.03% of Institutional Class
DATALYNX HOUSE ACCT
PO BOX 173736
DENVER CO  80217-3736

                                       62

MLPF&S FOR THE SOLE BENEFIT OF                         3,744,031.12          22.00% of Institutional Class
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

DWS TRUST COMPANY TTEE                                 2,711,729.89          15.93% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT #XXXXXX
SALEM NH  03079-1143

CHARLES SCHWAB & CO                                    2,191,674.18          12.88% of Institutional Class
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA  94104-4151

TRADEWINDS INSURANCE LIMITED                           1,287,078.87          7.56% of Institutional Class
ATTN JUDEE THOMAS
39 OLD RIDGEBURY RD
DANBURY CT  06810-5103


DWS EAFE Equity Index Fund

Name and Address of Investor Ownership                    Shares                   % of Total Shares
--------------------------------------                    ------                   -----------------

CHARLES SCHWAB                                         11,075,380.12         41.53% of Institutional Class
XXX-X
SAN FRANCISCO CA  94104-4151

DWS TRUST COMPANY TTEE                                 4,698,843.24          17.62% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH  03079-1143

CITY OF LOS ANGELES TTEE                               3,281,676.14          12.30% of Institutional Class
FBO CITY OF LOS ANGELES
DEFERRED COMPENSATION PLAN
C/O GREAT WEST-RECORDKEEPER
GREENWOOD VLG CO  80111-5002

DIAMLER CHRYSLER SERP                                  1,682,704.64          6.31% of Institutional Class
CHRYSLER CORP SERP
NEW YORK NY  10281-2606

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Trust, Trustees may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the

Funds, their Board Members and officers, the investment adviser and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, each Fund's investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds' Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. Each Fund's investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund's Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members' duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

                 MANAGEMENT OF THE TRUST, FUNDS AND PORTFOLIO

Code of Ethics

The Board of Trustees of the Trust and Portfolio has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits access persons of a Fund to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by a Portfolio/Fund in the same security. The Trusts' Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio's/Funds' Advisor and its affiliates (including the Funds' distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio's/Fund's subadvisor, Northern Trust Investments, N.A. ("NTI"), has adopted a code of ethics (the "NTI Code of Ethics") under Rule 17j-1 of the 1940 Act. The NTI Code of Ethics permits investment and advisory personnel, subject to the NTI Code of Ethics and its pre-clearance, reporting and other provisions, to invest in securities, including securities that may be purchased or held by the Fund. The NTI Code contains several provisions to address potential conflicts of interest between investment and advisory personnel and the Fund, including a prohibition on investment in initial public offerings and trading "blackout" periods, within which trading in a security is prohibited during prescribed times.

Investment Advisor


The Board and the shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") between each of the Trust and the Portfolio, as the case may be, and Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") for each Fund and the Portfolio. Pursuant to the Investment Management Agreement, DIMA provides continuing investment management of the assets of the Funds and the Portfolio. In addition to the investment management of the assets of the Funds/Portfolio,

DIMA determines the investments to be made for the Portfolio/Funds, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the
Portfolio's/Funds' policies as adopted by the Portfolio's/Funds' Board of Trustees. The Advisor will also monitor, to the extent not monitored by the Portfolio's/Funds' Administrator or other agent, the Portfolio's/Funds' compliance with its investment and tax guidelines and other compliance policies. For all services provided under the Investment Management Agreements, each Fund and the Portfolio, as the case may be, pays DIMA a fee, accrued daily and paid monthly, equal to, on an annual basis, 0.05% of average daily net assets of the Equity 500 Index Portfolio, 0.15% of the average daily net assets of the U.S. Bond Index Fund and 0.25% of the average daily net assets of the EAFE(R) Equity Index Fund. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI") merged into DIMA. Prior to January 1, 2007, DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund.


The Advisor provides assistance to the Funds'/Portfolio's Board in valuing the securities and other instruments held by the Funds, to the extent reasonably required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreements, (unless otherwise provided in the agreement or as determined by the Funds'/Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Trustees, officers, and executive employees of each Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreements provide that the Funds/Portfolio are generally responsible for expenses that include: fees payable to the Advisor, outside legal, accounting or auditing expenses, including with respect to expenses related to negotiating, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the
Funds/Portfolio,  the  Funds'/Portfolio's  custodian,  or  other  agents  of the
Funds/Portfolio; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodians, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds/Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-advisor, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Funds/Portfolio, and if required by applicable law, subject to a majority vote of each Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Advisor or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Advisor has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Advisor, subject to the supervision and direction of the Board of Trustees of the Trust, manages the Funds in accordance with each Fund's investment objective and stated investment policies, makes investment decisions for the Funds, places orders to purchase and sell securities and other financial instruments on behalf of the Funds and employs professional investment managers and securities analysts who provide research services to the Funds. The Advisor may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Funds are placed by the Advisor with brokers, dealers and other financial intermediaries that it selects, including those affiliated with the Advisor. An Advisor affiliate will be used in connection with a purchase or sale of an investment for a Fund only if the Advisor believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Funds will not invest in obligations for which the Advisor or any of its affiliates is the ultimate obligor or accepting bank. The Funds may, however, invest in the obligations of correspondents or customers of the Advisor. The Advisor has delegated many of these responsibilities to the sub-advisor.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Board and shareholders recently approved a subadvisor approval policy for the Funds/Portfolio (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Funds/Portfolio cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Funds/Portfolio exemptive relief from existing rules. The Funds/Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Funds/Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.


For the year ended December 31, 2006, DAMI earned $1,686,715 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DAMI waived $1,015,449 of such fee. In addition, during the year ended December 31, 2006, DAMI waived $28, 046 of other expenses for
Institutional Class shares. For the year ended December 31, 2005 DAMI earned $1,609,116 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DAMI waived $295,945 of such fee. For the year ended December 31, 2004 DAMI earned $1,568,061 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DAMI waived $211,125 of such fee. From April 25, 2003 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive a portion of their fees so that total annual operating expenses would not exceed 0.10%.

For the period from January 14, 2006 through December 31, 2006 DAMI earned $818,470 as compensation for investment advisory services provided to the EAFE(R) Equity Index Fund. During the same period DAMI waived $213,958 of such fee. For the period from January 1, 2006 through January 13, 2006 DAMI earned $34,380 as compensation for investment advisory services provided to the EAFE(R) Equity Index Portfolio. During the same period DAMI waived $31,099 of such fee. For the year ended December 31, 2005 DAMI earned $740,005 as compensation for investment advisory services provided to the EAFE(R) Equity Index Portfolio. During the same period DAMI waived $160,686 of such fee. For the year ended December 31, 2004 DAMI earned $584,737 as compensation for investment advisory services provided to the EAFE(R) Equity Index Portfolio. During the same period DAMI waived $89,156 of such fee. From April 25, 2003 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive a portion of their fees so that total annual operating expenses would not exceed 0.40%. October 1, 2006 through December 30, 2006, the Advisor had contractually agreed to waive a portion its management fee so that total annual operating expenses would not exceed 0.61%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

For the period January 14, 2006 through December 31, 2006 DAMI earned $185,613 as compensation for investment advisory services provided to the U.S. Bond Index Fund, all of which was waived. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund $113,138 of other expenses. For the period January 1, 2006 through January 13, 2006 DAMI earned $7,939 as compensation for investment advisory services provided to the U.S. Bond Index Portfolio, all of which was waived. In addition, the Advisor and Administrator reimbursed the Portfolio $18,508 of other expenses. For the year ended December 31, 2005 DAMI earned $223,360 as compensation for investment advisory services provided to the U.S. Bond Index Portfolio, all of which was waived. In addition, under this arrangement the Advisor and Administrator reimbursed the Portfolio $27,562 of other expenses. For the year ended December 31, 2004 DAMI earned $164,170 as compensation for investment advisory services provided to the U.S. Bond Index Portfolio. During the same period DAMI waived $164,170 of such fee. From April 25, 2003 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive a portion of their fees so that total annual operating expenses would not exceed 0.15%. October 1, 2006 through December 30, 2006, the Advisor had contractually agreed to waive a portion its management fee so that total annual operating expenses would not exceed 0.38%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the Equity 500 Index Fund, including expenses allocated from the Equity 500 Index Portfolio, to the extent necessary to maintain the total operating expenses at 0.40% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

Effective October 1, 2006, the Advisor has agreed to voluntarily waive a portion of its fees and reimburse or pay certain operating expenses for the Equity 500 Index Fund, including expenses allocated from the Equity 500 Index Portfolio, to the extent necessary to maintain the total operating expenses at 0.10% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Through September 30,2007, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the U.S. Bond Index Fund to the extent necessary to maintain the total operating expenses at 0.36% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

Effective October 1, 2007 through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the U.S. Bond Index Fund to the extent necessary to maintain the U.S. Bond Index Fund's total operating expenses at a ratio no higher than 0.32% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

Effective October 1, 2006, the Advisor has agreed to voluntarily waive a portion of its fees and reimburse or pay operating expenses at 0.15% for Institutional Class shares of the U.S. Bond Index Fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

 Subadvisor

NTI is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

NTI serves as investment subadvisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor. NTI manages the investment and reinvestment of the Portfolio's assets. NTI will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request. NTI has served as subadvisor for each Portfolio since April 25, 2003.

DIMA compensates NTI out of its advisory fee. Pursuant to the subadvisory agreement with DIMA, NTI receives an annual fee, paid monthly in arrears, from DIMA. For Equity 500 Index Portfolio, DIMA pays NTI 0.015% of the first $2 billion of the Fund's average daily net assets, 0.010% of the next $2 billion of such net assets and 0.005% of such net assets exceeding $4 billion. For EAFE(R) Equity Index Fund, DIMA pays NTI 0.09% of the first $100 million of the Fund's average daily net assets, 0.0675% of the next $400 million of such net assets and 0.030% of such net assets exceeding $500 million. For U.S. Bond Index Fund, DIMA pays NTI 0.040% of first $100 million of the Fund's average daily net assets, 0.020% of the next $400 million of such net assets and 0.010% of such net assets exceeding $500 million.

For the year ended December 31, 2006, DAMI paid subadvisory fees to NTI of $213,007 for Equity 500 Index Portfolio, $38,784 for EAFE Equity Index Fund and $7,497 for U.S. Bond Index Fund. For the year ended December 31, 2005, DAMI paid subadvisory fees to NTI of $294,598 for Equity 500 Index Portfolio, $216,838 for EAFE(R) Equity Index Portfolio and $52,603 for U.S. Bond Index Portfolio. For the fiscal year ended December 31, 2004, DAMI paid subadvisory fees to NTI of $289,931 for Equity 500 Index Portfolio, $177,213 for EAFE(R) Equity Index Portfolio and $48,747 for U.S. Bond Index Portfolio.

The subadvisory agreement provides that the subadvisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadvisor in the performance of its duties or from reckless disregard by the subadvisor of its obligations and duties under the subadvisory agreement.

Compensation of Portfolio Managers


The compensation for NTI's index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit, plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the index funds' portfolio managers, the variable incentive award is not based on performance of the Funds or Portfolio or the amount of assets held in the Funds or Portfolio. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


Fund Ownership of Portfolio Managers


The following table shows the dollar range of shares owned beneficially and of record by each Fund's and the Portfolio's portfolio manager in the Funds/Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Funds'/Portfolio's most recent fiscal year end.

DWS Equity 500 Index Fund

Name of Portfolio Manager             Dollar Range of Fund Shares Owned
-------------------------             ---------------------------------

Brent Reeder                                         $0

DWS EAFE(R) Equity Index Fund

Name of Portfolio Manager             Dollar Range of Fund Shares Owned
-------------------------             ---------------------------------

Shaun Murphy                                         $0

DWS U.S. Bond Index Fund

Name of Portfolio Manager             Dollar Range of Fund Shares Owned
-------------------------             ---------------------------------

Louis R. D'Arienzo                                   $0

Conflicts of Interest


In addition to managing the assets of the Portfolio and the Funds, as applicable, each Portfolio's/Funds' portfolio manager may have responsibility for managing other client accounts of the Subadvisor or its affiliates. The tables below show, for the portfolio managers, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Funds/Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio managers. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Funds'/Portfolio's most recent fiscal year end.


DWS Equity 500 Index Fund

Other SEC Registered Investment Companies Managed:


                                                                Number of
                           Number of      Total Assets of    Investment Company
                          Registered         Registered        Accounts with      Total Assets of
Name of Portfolio         Investment         Investment      Performance-Based   Performance-Based
Manager                    Companies         Companies              Fee            Fee Accounts
-------                    ---------         ---------              ---            ------------

Brent Reeder                  17          $11,479,596,967            0                  $0

Other Pooled Investment Vehicles Managed:

                                                                Number of Pooled
                                                                      Investment
                           Number of                           Vehicle Accounts
                            Pooled         Total Assets of           with         Total Assets of
Name of Portfolio         Investment      Pooled Investment   Performance-Based  Performance-Based
Manager                    Vehicles           Vehicles               Fee            Fee Accounts
-------                    --------           --------               ---            ------------

Brent Reeder                  18           $72,662,796,144            0                  $0

                                       69

Other Accounts Managed:

                                                               Number of Other
                                                                Accounts with     Total Assets of
Name of Portfolio          Number of       Total Assets of    Performance-Based  Performance-Based
Manager                 Other Accounts     Other Accounts            Fee            Fee Accounts
-------                 --------------     --------------            ---                --------

Brent Reeder                  81           $47,617,738,639            0                  $0

DWS EAFE(R) Equity Index Fund

Other SEC Registered Investment Companies Managed:

                                                                Number of
                                                               Investment
                           Number of      Total Assets of   Company Accounts
                          Registered         Registered           with          Total Assets of
Name of Portfolio         Investment         Investment     Performance-Based  Performance-Based
Manager                    Companies         Companies             Fee           Fee Accounts
-------                    ---------         ---------             ---           ------------

Shaun Murphy                   5           $1,660,301,844           0                 $0

Other Pooled Investment Vehicles Managed:

                                                              Number of Pooled
                                                                  Investment
                           Number of                           Vehicle Accounts
                            Pooled         Total Assets of           with         Total Assets of
Name of Portfolio         Investment      Pooled Investment   Performance-Based  Performance-Based
Manager                    Vehicles           Vehicles               Fee            Fee Accounts
-------                    --------           --------               ---            ------------

Shaun Murphy                   2            $600,527,452              0                  $0


Other Accounts Managed:

                                                               Number of Other
                                                                Accounts with      Total Assets of
Name of Portfolio          Number of       Total Assets of    Performance-Based   Performance-Based
Manager                 Other Accounts     Other Accounts            Fee            Fee Accounts
-------                 --------------     --------------            ---            ------------

Shaun Murphy                  20           $39,026,265,169            0                  $0

                                       70

DWS U.S. Bond Index Fund

Other SEC Registered Investment Companies Managed:

                                                                  Number of
                           Number of                          Investment Company
                          Registered       Total Assets of       Accounts with     Total Assets of
Name of Portfolio         Investment          Registered      Performance-Based   Performance-Based
Manager                    Companies     Investment Companies         Fee           Fee Accounts
-------                    ---------     --------------------         ---           ------------

Louis R. D'Arienzo             1             $135,200,000              0                 $0

Other Pooled Investment Vehicles Managed:

                                                                Number of Pooled
                                                                  Investment
                           Number of                           Vehicle Accounts
                            Pooled         Total Assets of           with         Total Assets of
Name of Portfolio         Investment      Pooled Investment   Performance-Based  Performance-Based
Manager                    Vehicles           Vehicles               Fee            Fee Accounts
-------                    --------           --------               ---            ------------

Louis R. D'Arienzo             3           $4,014,000,000             0                  $0

Other Accounts Managed:

                                                                 Number of Other
                                                                Accounts with     Total Assets of
Name of Portfolio          Number of       Total Assets of    Performance-Based  Performance-Based
Manager                 Other Accounts     Other Accounts            Fee            Fee Accounts
-------                 --------------     --------------            ---            ------------

Louis R. D'Arienzo             4           $2,063,000,000             0                  $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds/Portfolio. The Subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Conflicts of Interest. NTI's portfolio managers are often responsible for managing one or more portfolios or funds as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to each Fund's/Portfolio's Boards.

Administrator


Each Fund and the Portfolio has entered into an administrative services agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Administrator") (the "Administrative Services Agreement"), pursuant to which the Administrator provides most administrative services to each Fund and the Portfolio, as the case may be, including, among others, providing the Portfolio/Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Portfolio/Funds, and monitoring the valuation of Portfolio/Fund securities. For all services provided under the Administrative Services Agreements, the Administrator is paid a fee, accrued daily and paid monthly, equal on an annual basis to 0.10% of the average daily net assets of U.S. Bond Index Fund, 0.10% of the average daily net assets of the Equity 500 Index Fund, 0.03% of the average daily net assets of DWS
Equity 500 Index Portfolio, and 0.10% of the average daily net assets of the EAFE(R) Equity Index Fund.

Under the Administrative Services Agreements, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio/Funds reasonably deems necessary for the proper administration of the Portfolio/Funds. The Administrator generally provides the Portfolio/Funds with personnel; arranges for the preparation and filing of the Portfolio/Funds' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio/Funds' prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio/Funds' records; provides the Portfolio/Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio/Funds; assists in the resolution of accounting issues that may arise with respect to the Portfolio/Funds; establishes and monitors the
Portfolio/Funds'   operating   expense   budgets;   reviews  and  processes  the
Portfolio/Funds' bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio/Funds; prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreements. The Administrative Services Agreements provide that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Pursuant to an agreement between the and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Portfolio/Funds.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS Funds, proof of claim forms are routinely filed on behalf of the DWS Funds by a third party service provider, with certain limited exceptions. The Boards of the DWS Funds receive periodic reports regarding the implementation of these procedures.

Fund Expenses:

Prior to June 1, 2006, Investment Company Capital Corporation ("ICCC") served as the Funds'/Portfolios' administrator. For the period June 1, 2006 through December 31, 2006, DAMI received an administration fee of $208,348 from DWS EAFE Equity Index Fund. For the period January 1, 2006 through May 31, 2006, ICCC, serving as Administrator for DWS EAFE Equity Index Fund, earned an administrative service fee of $199,186, of which $19,426 was waived. For the year ended December 31, 2005, ICCC earned $446,506 as compensation for administrative and other services provided to EAFE(R) Equity Index Fund -- Institutional Class (formerly known as Premier Class). During the same period ICCC waived $446,506 of such fee. In addition, under this arrangement the Advisor and administrator reimbursed the Fund in the amount of $25,426. For the year ended December 31, 2004, ICCC earned $361,783 as compensation for administrative and other services provided to EAFE(R) Equity Index Fund -- Institutional Class (formerly known as Premier Class). During the same period ICCC waived $344,876 of such fee.

For the period June 1, 2006 through December 31, 2006, DAMI received an administration fee for DWS Equity 500 Index Fund of $1,565,689, of which $907,829 was waived. For the period January 1, 2006 through May 31, 2006, ICCC, serving as Administrator for DWS Equity 500 Index Fund - Institutional Class, earned administrative service fee of $385,810, of which $36,751 was waived. For the year ended December 31, 2005, ICCC earned $883,178 as compensation for administrative and other services provided to Equity 500 Index Fund -- Institutional Class (formerly known as Premier Class). During the same period ICCC waived $137,826 of such fee. For the year ended December 31, 2004, ICCC earned $937,703 as compensation for administrative and other services provided to Equity 500 Index Fund -- Institutional Class (formerly known as Premier Class). During the same period ICCC waived $145,414 of such fee.

For the period June 1, 2006 through December 31, 2006, DAMI received an administration fee for DWS U.S. Bond Index Fund of $77,512, all of which was waived. For the period January 1, 2006 through May 31, 2006, ICCC, serving as Administrator for DWS U.S. Bond Index Fund, earned administrative service fee of $103,025, all of which was waived. For the year ended December 31, 2005, ICCC earned $322,524 as compensation for administrative and other services provided to U.S. Bond Index Fund -- Institutional Class (formerly known as Premier Class). During the same period ICCC waived $322,524 of such fee. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund in the amount of $26,576 of other expenses. For the year ended December 31, 2004, ICCC earned $306,572 as compensation for administrative and other services provided to U.S. Bond Index Fund -- Institutional Class (formerly known as Premier Class). During the same period ICCC waived $306,572 of such fee. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund in the amount of $14,807.

For the period January 1, 2006 through January 13, 2006, ICCC, serving as Administrator for DWS EAFE Equity Index Portfolio, charged the Portfolio an administrative service fee of $13,752. For the year ended December 31, 2005, ICCC earned $297,762 as compensation for administrative and other services provided to EAFE(R) Equity Index Portfolio. For the year ended December 31, 2004, ICCC earned $241,301 as compensation for administrative and other services provided to EAFE(R) Equity Index Portfolio.

For the period January 1, 2006 through January 13, 2006, ICCC, serving as Administrator for DWS U.S. Bond Index Portfolio, charged the Portfolio an administrative service fee of $2,646, all of which was waived. For the year ended December 31, 2005, ICCC earned $80,795 as compensation for administrative and other services provided to U.S. Bond Index Portfolio, all of which was waived. For the year ended December 31, 2004, ICCC earned $76,803 as compensation for administrative and other services provided to U.S. Bond Index Portfolio. During the same period ICCC waived $13,692 of such fee. For the year ended December 31, 2003, ICCC earned $67,564 as compensation for administrative and other services provided to U.S. Bond Index Portfolio. During the same period ICCC waived $23,006 of such fee.

For the period June 1, 2006 through December 31, 2006, DAMI received an administration fee of $593,827 from DWS Equity 500 Index Portfolio. Prior to June 1, 2006, ICCC was the Administrator for DWS Equity 500 Index Portfolio and did not receive a fee from the Portfolio.

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

Custodian and Transfer Agent

The Portfolio/Funds employ SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund/Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS Scudder Investments Service Company ("DWS-SISC") serves as transfer agent of the Trust and of the Portfolio/Funds pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Portfolio/Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party recordkeeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST.

Distributor

DWS Scudder Distributors, Inc., ("DWS-SDI") is the principal distributor for shares of the Funds. DWS-SDI is a registered broker-dealer and is affiliated with DIMA. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 serves as counsel to the Trust, the Portfolio and each Fund.

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the independent registered public accounting firm of the Trust, the Portfolio and each Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management,

Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or statements of additional information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see the Funds' prospectus.

                            ORGANIZATION OF THE TRUST

Each Fund is a series of DWS Institutional Funds (formerly Scudder Institutional Funds) (the "Trust"). Prior to February 6, 2006, DWS Institutional Funds was known as Scudder Institutional Funds and BT Institutional Funds. DWS Institutional Funds was organized on March 15, 1990 under the laws of the Commonwealth of Massachusetts. On May 16, 2003, Equity 500 Index Fund -- Premier Class acquired all of the assets of Equity 500 Index Fund -- Investment Class, a series of DWS Advisor Funds II. On July 10, 2006, the Predecessor Funds transferred all their assets and liabilities from DWS Advisor Funds III, a Massachusetts business trust, into new series of the Trust, under the same respective fund name.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

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

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

As of April 5, 2007, no shareholders of record owned more than 25% of the voting securities of Equity 500 Index Fund.

As of April 5, 2007, the following shareholders of record owned more than 25% of the voting securities of EAFE Equity Index Fund, and, therefore, are deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: Charles Schwab & Company, San Francisco, California 94104: - 41.53% of the outstanding shares of the Institutional Class.

As of April 5, 2007, the following shareholders of record owned more than 25% of the voting securities of U.S. Bond Index Fund, and, therefore, are deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: FTC & Co., Datalynx House Account, Denver, CO 80217-3736: - 35.03% of the outstanding shares of the Institutional Class.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting securities are held by the Fund and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

Each Fund will be deemed to own its proportionate share of its respective Portfolio's assets and to earn its proportionate share of such Portfolio's income for purposes of determining whether the Fund satisfies the requirements described above.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of the Portfolio. The Portfolio will be treated as a partnership for federal income tax purposes and, as a result, will not be subject to federal income tax. Instead, a Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio.

A Portfolio's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of the income allocated to a Fund and the Fund's distributions to its shareholders.

The Portfolio's investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

If more than 50% of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for US income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. Shortly after any year for which a Fund makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. It is not expected that more than 50% of the value of total assets of Equity 500 Index or U.S. Bond Index will consist of securities issued by foreign corporations. Accordingly, those Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign  Investment  Companies.  Equity investments by a Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The mark-to-market election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the respective Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to a Fund's shares. If the aggregate qualified dividend income received by a Fund from a Portfolio during any taxable year is 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If dividends from domestic corporations comprise a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by a Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, a Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of a Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution attributable to U.S. real property interests and received by the Fund from a REIT. A distribution paid prior to 2008 attributable to a Fund's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

                             PROXY VOTING GUIDELINES

The Funds/Portfolio have delegated proxy voting responsibilities to the investment advisor, subject to the Board's general oversight. The Funds/Portfolio have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds'/Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds/Portfolio, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds'/Portfolio's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Portfolio, together with the Reports of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports of the Portfolio and the Funds dated December 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this SAI. A copy of a Fund's Annual Report may be obtained without charge by contacting the Service Center at 1-800-730-1313 or 1-800-621-1048 for the Investment Class.

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

                                OTHER INFORMATION

Internet Access

World Wide Web Site -- The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.

The CUSIP number for each of the following classes of the Funds are:


DWS Equity 500 Index Fund --  Institutional  Class:  23339C206
DWS U.S. Bond Index Fund  --  Institutional  Class:  23339C750
DWS  EAFE(R)  Equity  Index  Fund -- Institutional Class: 23339C768


Investment Advisor
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Investment Subadvisor
NORTHERN TRUST INVESTMENTS, N.A.
50 South La Salle Street
Chicago, IL 60603

Custodian for Funds and Portfolio
                      STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
DWS SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Transfer Agent
DWS SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA  02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

Each Fund/Portfolio has a fiscal year ending December 31.

This Statement of Additional Information contains the information of each Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549, under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


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

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2007

                             DWS INSTITUTIONAL FUNDS
                            DWS Equity 500 Index Fund
                       Class S (formerly Investment Class)

DWS Equity 500 Index Fund ("Equity 500 Index Fund" or the "Fund") is a separate series of DWS Institutional Funds (the "Institutional Trust" or the "Trust").


Unlike other mutual funds, and as described in the prospectuses (the "Prospectuses") for the Equity 500 Index Fund, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as the Fund. This investment company is DWS Equity 500 Index Portfolio (the "Portfolio"). The Prospectuses for the Fund, dated May 1, 2007, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by calling the Trust at the telephone number listed below or by contacting the Fund's Service Center at (800) 728-3337 or any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund). Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for the Fund and the Portfolio for the year ended December 31, 2006, are incorporated herein by reference to the Annual Report to shareholders for the Fund and the Portfolio dated December 31, 2006. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at (800) 728-3337.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1
         Investment Objective..................................................1
         Investment Policies...................................................1
         Portfolio Holdings Information.......................................24

INVESTMENT RESTRICTIONS.......................................................25

PORTFOLIO TRANSACTIONS........................................................27

VALUATION OF SECURITIES.......................................................31
         Valuation of Securities and Net Asset Value..........................31

PURCHASE AND REDEMPTION OF SHARES.............................................32

DIVIDENDS.....................................................................43

TRUSTEES AND OFFICERS.........................................................44


MANAGEMENT OF THE TRUST AND PORTFOLIO.........................................53
         Code of Ethics.......................................................53
         Investment Advisor...................................................53
         Subadvisor...........................................................55
         Administrator........................................................58
         Custodian and Transfer Agent.........................................59
         Distributor..........................................................59
         Counsel and Independent Registered Public Accounting Firm............60

ORGANIZATION OF THE TRUST.....................................................60

TAXES.........................................................................61

PROXY VOTING GUIDELINES.......................................................66

FINANCIAL STATEMENTS..........................................................68

OTHER INFORMATION.............................................................68

APPENDIX......................................................................70

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective(s).

Equity 500 Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") which emphasizes stocks of large US companies. Under normal circumstances, the Fund (through its investment in a portfolio) will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund will notify its shareholders 60 days prior to a change in this investment policy.

Investment Policies

Equity 500 Index Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

The following is a discussion of the various types of securities and investment strategies employed by the Portfolio. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund.

----------------------------------------------------------------------------------------------------- ----------------
INVESTMENT PRACTICE                                                                                     Equity 500
                                                                                                        Index Fund
-----------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:
|   Permitted without stated limit
o   Permitted  without stated limit,  but not expected to be used to a significant extent
X   Not  permitted

20% Italic type (e.g.  20%)  represents  an  investment limitation as a percentage of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents an  investment  limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
----------------------------------------------------------------------------------------------------- -----------------
Common Stock                                                                                                 |
----------------------------------------------------------------------------------------------------- -----------------
Preferred Stock                                                                                              |
----------------------------------------------------------------------------------------------------- -----------------
Warrants Listed on the New York Stock Exchange ("NYSE") and the American Stock Exchange ("ASE")              X
----------------------------------------------------------------------------------------------------- -----------------
Warrants Not Listed on NYSE & ASE                                                                            X
----------------------------------------------------------------------------------------------------- -----------------
Convertible Securities                                                                                       |
----------------------------------------------------------------------------------------------------- -----------------
Small Capitalization Stocks                                                                                  X
----------------------------------------------------------------------------------------------------- -----------------
Medium Capitalization Stocks                                                                            At least 80%
----------------------------------------------------------------------------------------------------- -----------------
Large Capitalization Stocks
-----------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
----------------------------------------------------------------------------------------------------- -----------------
Short-Term Instruments                                                                                       o
----------------------------------------------------------------------------------------------------- -----------------
Obligations of Banks and Other Financial Institutions                                                        o
----------------------------------------------------------------------------------------------------- -----------------
Certificates of Deposit and Bankers' Acceptances                                                             o
----------------------------------------------------------------------------------------------------- -----------------
Commercial Paper                                                                                             o
----------------------------------------------------------------------------------------------------- -----------------



----------------------------------------------------------------------------------------------------- ----------------
INVESTMENT PRACTICE                                                                                     Equity 500
                                                                                                        Index Fund
-----------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:
|   Permitted without stated limit
o   Permitted  without stated limit,  but not expected to be used to a significant extent
X   Not  permitted

20% Italic type (e.g.  20%)  represents  an  investment limitation as a percentage of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents an  investment  limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------------
Variable Rate Securities                                                                                     o
----------------------------------------------------------------------------------------------------- -----------------
US Government Securities                                                                                     o
----------------------------------------------------------------------------------------------------- -----------------
Zero Coupon Securities and Deferred Interest Bonds                                                           X
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
----------------------------------------------------------------------------------------------------- -----------------
Government Guaranteed Mortgage-Backed Securities                                                             X
----------------------------------------------------------------------------------------------------- -----------------
Ginnie Mae Certificates                                                                                      X
----------------------------------------------------------------------------------------------------- -----------------
Fannie Mae Certificates                                                                                      X
----------------------------------------------------------------------------------------------------- -----------------
Freddie Mac Certificates                                                                                     X
----------------------------------------------------------------------------------------------------- -----------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                                     X
----------------------------------------------------------------------------------------------------- -----------------
Mortgage Pass-Through Securities                                                                             X
----------------------------------------------------------------------------------------------------- -----------------
Stripped Mortgage-Backed Securities                                                                          X
----------------------------------------------------------------------------------------------------- -----------------
Adjustable Rate Mortgages                                                                                    X
----------------------------------------------------------------------------------------------------- -----------------
Asset-Backed Securities                                                                                      X
-----------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
----------------------------------------------------------------------------------------------------- -----------------
Options on Securities                                                                                        o
----------------------------------------------------------------------------------------------------- -----------------
Options on Securities Indices                                                                         15% OTC Options
----------------------------------------------------------------------------------------------------- -----------------
Options on Non-US Securities Indices                                                                         X
----------------------------------------------------------------------------------------------------- -----------------
Yield Curve Options                                                                                          X
----------------------------------------------------------------------------------------------------- -----------------
Spreadlocks                                                                                                  X
-----------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
----------------------------------------------------------------------------------------------------- -----------------
Futures Contracts                                                                                            o
----------------------------------------------------------------------------------------------------- -----------------
Futures Contracts on Securities Indices                                                                      5%
----------------------------------------------------------------------------------------------------- -----------------
Options on Futures Contracts (including Contracts on Security Indices)                                       5%
-----------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES
----------------------------------------------------------------------------------------------------- -----------------
Swaps                                                                                                        X
----------------------------------------------------------------------------------------------------- -----------------
Hedging Strategies                                                                                           o
-----------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-US ISSUERS
----------------------------------------------------------------------------------------------------- -----------------
Foreign Corporate Debt Securities                                                                            o
----------------------------------------------------------------------------------------------------- -----------------
Foreign Government Debt Securities                                                                           o
----------------------------------------------------------------------------------------------------- -----------------
Investments in Emerging Markets                                                                              X
----------------------------------------------------------------------------------------------------- -----------------
Yankee Bonds                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
----------------------------------------------------------------------------------------------------- -----------------
Currency Exchange Transactions                                                                               o
----------------------------------------------------------------------------------------------------- -----------------
Forward Currency Exchange Contracts                                                                          o
----------------------------------------------------------------------------------------------------- -----------------
Options on Foreign Currencies                                                                                X
-----------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
----------------------------------------------------------------------------------------------------- -----------------
Illiquid Securities                                                                                         15%
----------------------------------------------------------------------------------------------------- -----------------
When-Issued and Delayed Delivery Securities                                                                 15%
----------------------------------------------------------------------------------------------------- -----------------
Repurchase Agreements                                                                                        o
----------------------------------------------------------------------------------------------------- -----------------



                                       2

----------------------------------------------------------------------------------------------------- ----------------
INVESTMENT PRACTICE                                                                                     Equity 500
                                                                                                        Index Fund
-----------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:
|   Permitted without stated limit
o   Permitted  without stated limit,  but not expected to be used to a significant extent
X   Not  permitted

20% Italic type (e.g.  20%)  represents  an  investment limitation as a percentage of net fund assets;  does not indicate actual use
20% Roman type (e.g.  20%)  represents an  investment  limitation as a percentage of total fund assets; does not indicate actual use
-----------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                                                                o
----------------------------------------------------------------------------------------------------- -----------------
Lending of Portfolio Securities                                                                             30%
----------------------------------------------------------------------------------------------------- -----------------
Other Investment Companies                                                                                  10%
----------------------------------------------------------------------------------------------------- -----------------
Lehman Bond Index                                                                                           N/A
----------------------------------------------------------------------------------------------------- -----------------
S&P 500 Index                                                                                             At least
                                                                                                            80%
----------------------------------------------------------------------------------------------------- -----------------
MSCI EAFE(R) Index                                                                                          N/A
----------------------------------------------------------------------------------------------------- -----------------

Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the OTC market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities (except Equity 500 Index Fund) and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and/or Moody's Investors Service, Inc. ("Moody's") or another rating agency, although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio.

Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or the equivalent by another rating agency or, if unrated, of comparable quality in the opinion of the portfolio management team. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Medium- and Small-Capitalization Stocks. The Portfolio invests in medium-capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock, which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion values (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

Short-Term Instruments. When the Portfolio experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the portfolio management team. These instruments may be denominated in US dollars or in foreign currencies.

At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the portfolio management team. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. The Portfolio may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity or corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the portfolio management team to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Variable Rate Securities. The Portfolio may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial
paper)  represents  a  direct  borrowing  arrangement   involving
periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government such as direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.

Securities of Non-US Issuers

Investments in American, European, Global and International Depository Receipts. The Portfolio may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets. EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Portfolio as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Portfolio values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Portfolio will invest in foreign fixed income securities based on Deutsche Investment Management Americas Inc. ("DIMA" or "Advisor") analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Portfolio's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Portfolio's investments in foreign fixed income securities, and the extent to which the Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign  Investments.  Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Portfolio's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Portfolio may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio or the Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission ("SEC"). Accordingly if the Portfolio or the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Portfolio's/Fund's identification of such condition until the date of the SEC action, the Portfolio's/Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Portfolio's/Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Derivative Securities

General. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives", such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The portfolio management team may use derivatives in circumstances where the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the subadvisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the subadvisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a security that might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" that involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the OTC market with broker-dealers who make markets in these options. The Portfolio will engage in OTC options only with broker-dealers deemed by the portfolio management team to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from a counter party approved for these purposes by the portfolio management team. The portfolio management team will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions.

The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's 15% limit on investments in illiquid securities. See "Illiquid Securities" under "Other Investments and Investment Practices."

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's 15% limit on investments in illiquid securities. See "Illiquid Securities" under "Other Investments and Investment Practices." A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of US exchange-traded securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be terminated by entering into offsetting closing transactions as described above for securities options.

The Portfolio will not purchase such options unless the portfolio management team believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio of options on securities indices will be subject to the portfolio management team's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio generally will only purchase or write such an option if the portfolio management team believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. No Portfolio will purchase such options unless the portfolio management team believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon, which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Portfolio are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Portfolio or securities or instruments that they expect to purchase. The Portfolio are operated by persons who have claimed an exemption from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA") and, therefore, who are not subject to registration or regulation under the CEA.

The Portfolio's futures transactions may be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are denominated) that the Portfolio intends to purchase. As evidence of this hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The  successful  use of futures  contracts  and options  thereon  draws upon the portfolio management team's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between price movements of hedging instruments and price movements in the securities or currencies being hedged. Successful use of futures or options contracts is further dependent on the portfolio management team's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Fund and the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Board of Trustees of the Equity 500 Index Portfolio has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The other Funds may purchase and write (sell) options on futures contracts for hedging purposes.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices, including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a good faith deposit to maintain the position ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the portfolio management team may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the portfolio management team believes that use of such contracts will benefit the Portfolio, if the portfolio management team's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the portfolio management team believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). As with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Hedging Strategies

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of securities.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the portfolio management team is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

o the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the portfolio management team still may not result in a successful hedging transaction.

To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management

General. In connection with the Portfolio's investments denominated in foreign currencies, the portfolio management team may choose to utilize a variety of currency management (hedging) strategies. The portfolio management team seeks to take advantage of different yield, risk and return characteristics that different currency, currency denominations and countries can provide to US investors. In doing so, the portfolio management team will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the portfolio management team may attempt to manage currency exchange rate risks, there is no assurance that the portfolio management team will do so, or do so at an appropriate time or that the portfolio management team will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

The Portfolio will segregate cash or liquid securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward currency contracts requiring a Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Portfolio's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

The Portfolio may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Portfolio seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to the Portfolio than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Portfolio's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of the Portfolio's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with the Portfolio's obligation under a forward currency contract on the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the portfolio management team will attempt to hold such mismatching to a minimum, there can be no assurance that the portfolio management team will be able to do so.

Certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Portfolio's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the portfolio management team may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

The Board of Trustees of the Portfolio and the Fund has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis.

A call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the portfolio management team's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of a Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Equity 500 Index Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences might result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Fund's Service Center at (800) 728-3337.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 60 days' prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Portfolio investments, the portfolio management team also makes its own evaluation of these securities, subject to review by the Board of

Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the portfolio management team will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Investments and Investment Practices

Illiquid Securities. The Fund/Portfolio may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund/Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The portfolio management team anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

An investment in Rule 144A securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the portfolio management team determines that the Rule 144A securities are liquid. In reaching liquidity decisions, the portfolio management team may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the Fund's expense ratio.

When-Issued and Delayed Delivery Securities. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered being advantageous.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of its total assets to institutional brokers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Portfolio's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

Other Investment Companies. The Portfolio may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company.

The Portfolio will indirectly bear a proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Repurchase Agreements. The Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Portfolio may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for which the advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that a Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's Prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's/Portfolio's Board of Trustees exercises control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's/Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Equity 500 Index Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) The Portfolio (Fund) may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) The Portfolio (Fund) may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) The Portfolio (Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) The Portfolio (Fund) may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) The Portfolio (Fund) may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's (Fund's) ownership of securities.

(6) The Portfolio (Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(7) The Portfolio (Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) The Portfolio (Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio
         (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(4) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2% of the value of the Portfolio's (Fund's) net assets or 2% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolio (Fund) have no current intention to engage in short selling);

(5)      invest for the purpose of exercising control or management;

(6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these imitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

(7) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which:
         (i) is not traded flat or in default as to interest or  principal;  and
         (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(8) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio
         (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term US government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

(9) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets; and

(10) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or statements of additional information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.


For discussion of other regulatory matters see the Fund's prospectuses.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research is typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the years ended December 31, 2006, 2005 and 2004, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $0, $207,021 and $467,278, respectively. For the years ended December 31, 2006, December 31, 2005 and
December 31, 2004, the Equity 500 Index Portfolio paid $0, $0 and $0, respectively in brokerage commissions to Deutsche Bank Securities, Inc., an affiliate of the Advisor. Such amount represented less than 1% of the total brokerage commissions paid by the Portfolio. Deutsche Bank Securities, Inc. effected less than 1% of the total dollar amount of the Portfolio's transactions involving the payment of commissions.

The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2006, Equity 500 Index Portfolio held the following securities of its regular brokers or dealers:

                                                                          Value of Securities Owned as
Name of Regular Broker or Dealer or Parent (Issuer)                               of December 31, 2006
---------------------------------------------------                               --------------------
AMBAC Financial Group Inc.                                                               $2,622,000
American International Group, Inc.                                                      $51,441,000
Bank of America Corp.                                                                   $66,203,000
Bank of New York Co., Inc.                                                               $8,458,000
Bear Stearns & Co., Inc.                                                                 $5,259,000
H & R Block, Inc.                                                                        $2,055,000
Citigroup Inc.                                                                          $75,577,000
Comerica Inc.                                                                            $2,667,000
Countrywide Financial Corp.                                                              $7,210,000
E-Trade Financial Corp.                                                                  $2,513,000
Federated Investors, Inc.                                                                  $794,000
Fifth Third Bancorp                                                                      $6,368,000
Franklin Resources, Inc.                                                                 $4,734,000
The Goldman Sachs Group, Inc.                                                           $23,437,000
Janus Capital Group Inc.                                                                 $1,181,000
JPMorgan Chase & Co.                                                                    $46,267,000
Legg Mason, Inc.                                                                         $3,488,000
Lehman Brothers Holdings, Inc.                                                          $11,464,000
MBIA, Inc.                                                                               $2,736,000
Mellon Financial Corp.                                                                   $4,873,000
Merrill Lynch & Co., Inc.                                                               $22,726,000
Morgan Stanley                                                                          $23,799,000
Northern Trust Corp.                                                                     $3,308,000
T. Rowe Price Group, Inc.                                                                $3,263,000
Principal Financial Group Inc.                                                           $4,527,000
Prudential Financial Inc.                                                               $11,687,000
Charles Schwab Corp.                                                                     $5,554,000
State Street Corp.                                                                       $6,267,000
Suntrust Banks, Inc.                                                                     $8,546,000
Wachovia Corp.                                                                          $29,976,000
Washington Mutual                                                                       $11,871,000
Ameriprise Financial, Inc.                                                               $3,739,000
Lincoln Natl Corp. Inc.                                                                  $5,337,000

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases of investment portfolio securities to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Subadvisor's discretion, to meet the Fund's objective.

Portfolio turnover rates for the two most recent fiscal years are as follows:

The portfolio turnover rates for Equity 500 Index Portfolio for the years ended December 31, 2006 and 2005 were 4% and 9%, respectively.

                             VALUATION OF SECURITIES

Valuation of Securities and Net Asset Value

The net asset value per share of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price as applicable, obtained from one or more broker dealers.. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for Portfolio/Fund assets are not readily available or the value of the Portfolio/Fund asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Portfolio/ Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Pricing Committee.

Trading in foreign countries may be completed at times which vary from the closing of the NYSE.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS Scudder Investments Service Company ("DWS-SISC") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS Scudder Distributors, Inc. ("DWS-SDI") prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each have the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS Funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS Fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Core," "Satellite" or "Non-Core/Satellite"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS Funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce New Funds into the DWS family of funds. As a general rule, all New Funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the NYSE on each day during which the NYSE is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to DWS-SISC by the close of regular trading on the NYSE.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectuses.

Class S shares of the Fund will generally not be available to new investors.

Eligible Class S Investors.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.       The following investors may purchase Class S shares of DWS Funds either
         (i) directly from DWS-SDI, the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

         1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

         3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

         4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

         5. Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

         7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

         8. Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

         9. Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

         10. Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

         1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

         2.      Any  group  retirement,   employee  stock,  bonus,  pension  or
                 profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DeAM Investor Services, Inc. by letter, fax, or telephone.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS Funds and non-DWS Funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS Funds and the non-DWS Funds by the financial advisor on the Platform or current assets of both the DWS Funds and the non-DWS Funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Cadaret, Grant & Co. Inc.
Brown Brothers Harriman
Capital Analyst, Incorporated
Citicorp Investment Services
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
The Principal Financial Group
Prudential Investments
Raymond James & Associates
Raymond James Financial Services

RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing
Charles Schwab & Co., Inc.
E*Trade
Fidelity Investments
First Trust
National Financial
National Investor Services Corporation
Pershing LLC
USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services
ACS / Buck Consultants
ADP, Inc.
Alliance Benefit Group Financial Services Corp.
American Express Financial Advisors, Inc.
AMG Service Corp. / Lincoln Retirement Services Company, LLC
AST Trust Company
Benefit Administration
BISYS
Ceridian Retirement Plan Services
Charles Schwab & Co., Inc.
Charles Schwab Trust Company
City National Bank
Citistreet
C.N.A. Trust
Compusys/ERISA Group Inc.
Copeland Companies
CPI Qualified Plans Daily Access.Com Inc.
Digital Retirement Solutions
Edgewood Services
Expert Plan Inc.
Federated Securities Corp.
Fidelity Institutional Retirement Services Company
Fisserv
Franklin Templeton Defined Contribution
GoldK
Great West Life and Annuity / BenefitsCorp Equities Inc.
Hand Securities
Hartford Life Insurance Company
Hewitt Assoc. LLC
ING Aetna Trust Company
Invesmart
JPMorgan Retirement Plan Services LLC
John Hancock
Lincoln National Life
Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company
Maryland Supplemental Retirement Plan
Matrix Settlement & Clearance
Mercer HR Services
Merrill Lynch, Pierce, Fenner & Smith Inc.
Met Life
MFS
Mid Atlantic Capital Corporation
Nationwide Trust Company
Nationwide Financial
Neuberger Berman
New York Life Investment Management Service Company
Nyhart/Alliance Benefit Group Indiana
PFPC, Inc.
Plan Administrators, Inc.
PNC Bank N.A.
Principal Life Insurance Company
Prudential Investments
Reliance Trust Company
Resource Trust (IMS)
Retirement Financial Services
State Street Bank and Trust Company
SunGard Investment Products Inc.
The Princeton Retirement Group, Inc.
T. Rowe Price
Union Bank of California
UMB Bank
Valic/Virsco Retirement Services Co
Vanguard Group
Wachovia Bank (First Union National Bank)
Wells Fargo
Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear Stearns
Brown Investment Advisory & Trust Company
Brown Brothers Harriman
Cadaret Grant & Co.
Chase Manhattan Bank
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
DB Alex Brown/Pershing
DB Securities
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Nesbitt Burns Corp.

Penson Financial Services
Pershing Choice Platform
Profunds Distributors, Inc.
SAMCO Capital Markets (Fund Services, Inc.)
Saturn & Co. (Investors Bank & Trust Company)
Smith Moore & Company
Sungard Financial
Turtle & Co. (State Street)
UBS
US Bank
William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great-West Life and Annuity Insurance Company
First MetLife Investors Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
ICMG Registered Variable Life
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
Nationwide Financial Services Inc.
Nationwide Life and Annuity Company of America
Nationwide Life Insurance Company of America
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Assurance Company of Canada (U.S.)
Sun Life Assurance and Annuity Company of New York
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 728-3337.

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using the Automatic Withdrawal Plan must reinvest Fund distributions.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trust, on behalf of the Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.


Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, which includes any excess of its net realized short-term capital gains over its net realized long-term capital losses. The Fund also intends to distribute annually any excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. In such a case, shareholders would also have to include in their income their pro rata portion of the amount of such gain. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the amount necessary to avoid excise taxes.

The Fund distributes income dividends quarterly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and all capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive                 83
Chairperson since 2006     Fellow, Center for Business Ethics, Bentley College; formerly,
Board Member since         Partner, Palmer & Dodge (1988-1990); Vice President of Corporate
2006                       Affairs and General Counsel, Filene's (1978-1988). Directorships:
                           Advisory Board, Center for Business Ethics, Bentley College;
                           Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute
                           (audit, executive, nominating committees) and Independent
                           Directors Council (governance, executive committees)
------------------------------------------------------------------------------------------------------------------



                                       44

------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Association          81
 (1943)                    of Public Television Stations; Becton Dickinson and Company(1)
 Board Member since        (medical technology company); Belo Corporation(1) (media company);
 2006                      Boston Museum of Science; Public Radio International. Former
                           Directorships: American Public Television; Concord Academy; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of              83
Board Member since         private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor); Natural
                           History, Inc. (magazine publisher); Box Top Media Inc.
                           (advertising). Former Directorships: The Kennel Shop (retailer)
------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                 83
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2006                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,           83
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
1999                       January 2000), Singapore Fund, Inc. (since January 2000), National
                           Bureau of Economic Research (since January 2006). Formerly,
                           Trustee, TIAA (pension funds) (January 1996-January 2000);
                           Trustee, CREF and CREF Mutual Funds (January 2000-March 2005);
                           Chairman, CREF and CREF Mutual Funds (February 2004-March 2005);
                           and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)
------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,               83
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Co-Director, Wharton Financial Institutions
1999                       Center (since July 2000). Formerly, Vice Dean and Director,
                           Wharton Undergraduate Division (July 1995-June 2000); Director,
                           Lauder Institute of International Management Studies (July
                           2000-June 2006)
------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)            83
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2002                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts            83
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas
Board Member since         Jefferson Foundation (charitable organization) (1994 to present);
2002                       Trustee, Executive Committee, Philadelphia Chamber of Commerce
                           (2001 to present); Director, Viasys Health Care(1) (since January
                           2007). Formerly, Executive Vice President, The Glenmede Trust
                           Company (investment trust and wealth management) (1983 to 2004);
                           Board Member, Investor Education (charitable organization)
                           (2004-2005)
------------------------------------------------------------------------------------------------------------------



                                       45

------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial               83
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
1986                       President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial Services, John
                           Hancock Mutual Life Insurance Company, Inc. (1982-1986)
------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual           83
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation(1)
2002                       (telecommunications) (November 1989-September 2003)
------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government          83
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and
2006                       Flora Hewlett Foundation; Service Source, Inc. Former
                           Directorships: Mutual Fund Directors Forum (2002-2004), American
                           Bar Retirement Association (funding vehicle for retirement plans)
                           (1987-1990 and 1994-1996)
------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);            81
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset
2006                       Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American Science &
                           Engineering (x-ray detection equipment). Former Directorships: ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak) Waste
                           Management, Inc. (solid waste disposal); formerly, Chairman and
                           Member, National Transportation Safety Board
------------------------------------------------------------------------------------------------------------------

Interested Board Member

------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche           82
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly board
 Board Member since        member of DWS Investments, Germany (1999-2005); formerly, Head of
 2006                      Sales and Product Management for the Retail and Private Banking
                           Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank
                           Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
------------------------------------------------------------------------------------------------------------------




                                       46

 Officers(3)

 Name, Year of Birth,
 Position with the Trust    Business Experience and
 and Length of Time Served  Directorships During the Past 5 Years
------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of
 (1965)                     DWS family of funds; formerly, Director of Fund Board Relations (2004-2006)
 President, 2006-present    and Director of Product Development (2000-2004), Merrill Lynch Investment
                            Managers; Senior Vice President Operations, Merrill Lynch Asset Management
                            (1999-2000)
------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 2003-present
------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 Chief Financial Officer,   of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at
 2004-present               UBS Global Asset Management (1994-1998)
 Treasurer, 2005-present
------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New
 (1963)                     York Life Investment Management LLC (2003-2005); legal associate, Lord,
 Assistant Secretary,       Abbett & Co. LLC (1998-2003)
 2005-present
------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel,
 (1962)                     Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 2002-present
------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990 - 2006)
 Assistant Treasurer,
 2007-present
------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML
 Anti-Money Laundering      Operations Manager for Bear Stearns (2004-2006), Supervising Compliance
 Compliance Officer,        Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly,
 Chief Compliance           Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice
 Officer, 2006-present      President, The Prudential Insurance Company of America (1988-2000); E.F.
                            Hutton and Company (1984-1988)
------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006 - present); formerly, Director,
 (1951)                     Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,       Global Investors, Inc. (1996 - 2006); Director, National Society of
 2006 - present             Compliance Professionals (2002 - 2005)(2006 - 2009)
------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Trust met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                      Aggregate Compensation         Total Compensation
                                    from DWS Equity 500 Index          from Fund and
Name of Board Member                          Fund                   DWS Fund Complex(1)
--------------------                          ----                   -------------------
Henry P. Becton, Jr.(3)(5)                      $21                       $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)                 $21                       $251,000
Keith R. Fox(3)(4)(5)                           $21                       $195,000
Kenneth C. Froewiss(3)(4)(5)                    $21                       $234,988
Martin J. Gruber(3)(5)                         $229                       $188,000
Richard J. Herring(3)(4)(5)                    $229                       $184,000
Graham E. Jones(3)(4)(5)                       $229                       $206,000
Rebecca W. Rimel(3)(5)                         $229                       $185,000
Philip Saunders, Jr.(3)(4)(5)                  $229                       $207,000
William N. Searcy, Jr.(3)(4)(5)                $229                       $206,000
Jean Gleason Stromberg(3)(4)(5)                 $21                       $202,000
Carl W. Vogt(3)(5)                              $21                       $189,000

(1)      The DWS Fund Complex is composed of 155 funds.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.

                                          Dollar Range of Beneficial           Aggregate Dollar Range of
                                                   Ownership              Ownership in all Funds Overseen by
                                           in DWS Equity 500 Index                   Board Member
Board Member                                         Fund                     in the DWS Fund Complex(2)
------------                                         ----                     --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                Over $100,000                     Over $100,000



                                       50

                                          Dollar Range of Beneficial           Aggregate Dollar Range of
                                                   Ownership              Ownership in all Funds Overseen by
                                           in DWS Equity 500 Index                   Board Member
Board Member                                         Fund                     in the DWS Fund Complex(2)
------------                                         ----                     --------------------------

Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                           $10,001-$50,000                    Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                         Over $100,000

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
Henry P. Becton, Jr.                                     None
Dawn-Marie Driscoll                                      None
Keith R. Fox                                             None
Kenneth C. Froewiss                                      None
Martin J. Gruber                                         None
Richard J. Herring                                       None
Graham E. Jones                                          None
Rebecca W. Rimel                                         None
Philip Saunders, Jr.                                     None
William N. Searcy, Jr.                                   None
Jean Gleason Stromberg                                   None
Carl W. Vogt                                             None

Securities Beneficially Owned

As of April 5, 2007, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of April 5, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DWS TRUST COMPANY TTEE                                       2,650,315.05             20.97% of Institutional Class
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH  03079-1143

CHARLES SCHWAB & CO                                          2,067,483.46             16.36% of Institutional Class
OMNIBUS ACCOUNT REINVEST
ATTN: MUTUAL FUND ACCT MGMT TEAM
SAN FRANCISCO CA  94104-4151

ING NATIONAL TRUST                                            614,726.91                    11.96% of Class S
HARTFORD CT  06156-0001

ING LIFE INSURANCE AND ANNUITY CO                             570,227.62                    11.09% of Class S
HARTFORD CT  06156-0001

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Trust, Trustees may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, the investment adviser and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, the Fund's investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds' Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. The Fund's investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund's Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members' duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO

Code of Ethics

The Board of Trustees of the Trust and Portfolio has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits access persons of a Fund to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements, subject to certain exceptions. In addition, the Code provides for trading blackout periods that prohibit trading by personnel within periods of trading by a Portfolio/Fund in the same security. The Trusts' Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio's Advisor and its affiliates (including the Fund's distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio's subadvisor, Northern Trust Investments, N.A. ("NTI"), has adopted a code of ethics (the "NTI Code of Ethics") under Rule 17j-1 of the 1940 Act. The NTI Code of Ethics permits investment and advisory personnel, subject to the NTI Code of Ethics and its preclearance, reporting and other provisions, to invest in securities, including securities that may be purchased or held by the Fund. The NTI Code contains several provisions to address potential conflicts of interest between investment and advisory personnel and the Fund, including a prohibition on investment in initial public offerings and trading "blackout" periods, within which trading in a security is prohibited during prescribed times.

Investment Advisor


The Board and the shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") between DIMA and the Portfolio. Pursuant to the Investment Management Agreement, DIMA provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, DIMA determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as adopted by the Portfolio's Board of Trustees. The Advisor will also monitor, to the extent not monitored by the Portfolio's Administrator or other agent, the Portfolio's compliance with its investment and tax guidelines and other compliance policies. On December 31, 2006, Deutsche Asset Management, Inc. ("DAMI") merged into DIMA. Prior to January 1, 2007, DAMI was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor to the Fund.


The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Trustees, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor, outside legal, accounting or auditing expenses, including with respect to expenses related to negotiating, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodians, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund/Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a sub-advisor, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Fund/Portfolio, and if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

For all services provided under the Investment Management Agreements, the Portfolio pays DIMA a fee, accrued daily and paid monthly, equal to, on an annual basis, 0.05% of average daily net assets of the Equity 500 Index Portfolio.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Advisor or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Advisor has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Advisor, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Fund in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. The Advisor may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Portfolio are placed by the Advisor with brokers, dealers and other financial intermediaries that it selects, including those affiliated with the Advisor. An Advisor affiliate will be used in connection with a purchase or sale of an investment for the Fund only if the Advisor believes that the affiliate's charge for transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which the Advisor or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of the Advisor. The Advisor has delegated many of these responsibilities to the sub-advisor.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Board and shareholders recently approved a subadvisor approval policy for the Fund/Portfolio (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund/Portfolio cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund/Portfolio exemptive relief from existing rules. The Fund/Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund/Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.


For the year ended December 31, 2006, DAMI earned $1,686,715 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DAMI waived $1,015,449 of such fee. For the year ended December 31, 2005 DAMI earned $1,609,116 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DAMI waived $295,945 of such fee. For the year ended December 31, 2004 DAMI earned $1,568,061 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same period DAMI waived $211,125 of such fee. From April 25, 2003 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive a portion of their fees so that total annual operating expenses would not exceed 0.25%. Through December 30, 2006, the Advisor and Administrator had contractually agreed to waive a portion of their fees so that total annual operating expenses would not exceed 0.38%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.


Through September 30, 2007, DIMA has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the Equity 500 Index Fund, including expenses allocated from the Equity 500 Index Portfolio, to the extent necessary to maintain the operating expenses at 0.38% for Class S (formerly Investment Class) shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor

NTI is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2006, NTI and its affiliates had assets under custody of $3.5 trillion, and assets under investment management of $697 billion.

NTI serves as investment subadvisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor. NTI manages the investment and reinvestment of the Portfolio's assets. NTI will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request. NTI has served as subadvisor for the Portfolio since April 25, 2003.

DIMA compensates NTI out of its advisory fee. Pursuant to the subadvisory agreement with DIMA, NTI receives an annual fee, paid monthly in arrears, from DIMA. For Equity 500 Index Portfolio, DIMA pays NTI 0.015% of the first $2 billion of the Fund's average daily net assets, 0.010% of the next $2 billion of such net assets and 0.005% of such net assets exceeding $4 billion.

For the year ended December 31, 2006, DAMI paid subadvisory fees to NTI of $213,007 for Equity 500 Index Portfolio. For the year ended December 31, 2005, DAMI paid subadvisory fees to NTI of $294,598 for Equity 500 Index Portfolio. For the year ended December 31, 2004, DAMI paid subadvisory fees to NTI of $289,931 for Equity 500 Index Portfolio.

The subadvisory agreement provides that the subadvisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadvisor in the performance of its duties or from reckless disregard by the subadvisor of its obligations and duties under the subadvisory agreement.

Compensation of Portfolio Managers

The compensation for NTI's index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit, plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the index funds' portfolio managers, the variable incentive award is not based on performance of the Portfolio or the amount of assets held in the Portfolio. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Fund Ownership of Portfolio Managers


The following table shows the dollar range of shares owned beneficially and of record by the Portfolio's portfolio manager in the Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Funds' most recent fiscal year end.


DWS Equity 500 Index Fund

Name of Portfolio Manager              Dollar Range of Fund Shares Owned
-------------------------              ---------------------------------

Brent Reeder                                          $0

Conflicts of Interest


In addition to managing the assets of the Portfolio, the Portfolio's portfolio manager may have responsibility for managing other client accounts of the Subadvisor or its affiliates. The tables below show, for the portfolio managers, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio managers. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolio's most recent fiscal year end.

DWS Equity 500 Index Fund

Other SEC Registered Investment Companies Managed:

                              Number of        Total Assets of
                              Registered          Registered       Number of Investment    Total Assets of
Name of Portfolio             Investment          Investment      Company Accounts with   Performance-Based
Manager                       Companies           Companies       Performance-Based Fee      Fee Accounts
-------                       ---------           ---------       ---------------------      ------------
Brent Reeder                      17           $11,479,596,967              0                     $0

Other Pooled Investment Vehicles Managed:

                                                                      Number of Pooled
                               Number of                             Investment Vehicle
                                Pooled          Total Assets of         Accounts with      Total Assets of
                              Investment       Pooled Investment     Performance-Based    Performance-Based
Name of Portfolio Manager      Vehicles             Vehicles                 Fee             Fee Accounts
-------------------------      --------             --------                 ---             ------------

Brent Reeder                      18            $72,662,796,144               0                   $0

Other Accounts Managed:

                                                                       Number of Other
                                                                        Accounts with      Total Assets of
                               Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager   Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------   --------------          --------                 ---             ------------

Brent Reeder                      81            $47,617,738,639               0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund/Portfolio. The Subadvisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Conflicts of Interest. NTI's portfolio managers are often responsible for managing one or more portfolios or funds as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage,


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

investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's/Portfolio's Boards.

Administrator


As of June 1, 2006, the Portfolio and the Fund entered into administrative services agreements with Deutsche Investment Management Americas Inc. ("DIMA" or the "Administrator") (the "Administrative Services Agreements"), pursuant to which the Administrator provides most administrative services to the Portfolio and the Fund, including, among others, providing the Portfolio/Fund with personnel, preparing and making required filings on behalf of the
Portfolio/Fund, maintaining books and records for the Portfolio/Fund, and monitoring the valuation of Portfolio/Fund securities. For all services provided under the Administrative Services Agreements, the Administrator is paid a fee, accrued daily and paid monthly, equal on an annual basis to 0.03% of the average daily net assets of the DWS Equity 500 Index Portfolio and 0.10% of the average daily net assets of the Equity 500 Index Fund.


Under the Administrative Services Agreements, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio/Fund reasonably deems necessary for the proper administration of the Portfolio/Fund. The Administrator generally provides the Portfolio/Fund with personnel; arranges for the preparation and filing of the Portfolio's/Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's/Fund's Prospectuses and Statements of Additional Information as well as other reports required to be filed by the SEC; maintains the Portfolio's/Fund's records; provides the Portfolio/Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio/Fund; assists in the resolution of accounting issues that may arise with respect to the Portfolio/Fund; establishes and monitors the Portfolio's/Fund's operating expense budgets; reviews and processes the Portfolio's/Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio/Fund; prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Portfolio/Fund.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS Funds, proof of claim forms are routinely filed on behalf of the DWS Funds by a third party service provider, with certain limited exceptions. The Boards of the DWS Funds receive periodic reports regarding the implementation of these procedures.

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

Fund Expenses:

Prior to June 1, 2006, Investment Company Capital Corporation ("ICCC") served as the Fund's/Portfolio's administrator. For the period June 1, 2006 through December 31, 2006, DIMA received an administration fee for DWS Equity 500 Index Fund of $1,565,689, of which $907,829 was waived. For the period January 1, 2006 through May 31, 2006, ICCC, serving as Administrator for DWS Equity 500 Index Fund - Class S (formerly Investment Class), earned administrative service fee of $961,678, of which $335,643 was waived. For the year ended December 31, 2005, ICCC earned $2,295,164 as compensation for administrative and other services provided to Equity 500 Index Fund -- Investment Class. During the same period ICCC waived $824,933 of such fee. For the year ended December 31, 2004, ICCC earned $1,973,007 as compensation for administrative and other services provided to Equity 500 Index Fund -- Investment Class. During the same period ICCC waived $717,382 of such fee.

Custodian and Transfer Agent

The Portfolio employs SSB, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS-SISC serves as transfer agent of the Trust and of the Portfolio/Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Portfolio/Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party recordkeeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST.

Distributor

DWS Scudder Distributors, Inc., ("DWS-SDI") is the principal distributor for shares of the Fund. DWS-SDI is a registered broker-dealer and is affiliated with DIMA. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 serves as counsel to the Trust, the Portfolio and the Fund.

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as the independent registered public accounting firm of the Trust, the Portfolio and the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

                            ORGANIZATION OF THE TRUST

The Fund is a series of DWS Institutional Funds (the "Trust"). Prior to February 6, 2006, DWS Institutional Funds was known as Scudder Institutional Funds and BT Institutional Funds. DWS Institutional Funds was organized on March 15, 1990 under the laws of the Commonwealth of Massachusetts. On May 16, 2003, Equity 500 Index Fund -- Premier Class acquired all of the assets of Equity 500 Index Fund -- Investment Class, a series of DWS Advisor Funds II. The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. On October 20, 2006, Investment Class shares were renamed Class S shares.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

As of April __, 2007, no shareholders of record owned more than 25% of the voting securities of Equity 500 Index Fund.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers of which 20% or more of the voting securities are held by the Fund and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Fund will be deemed to own its proportionate share of its respective Portfolio's assets and to earn its proportionate share of such Portfolio's income for purposes of determining whether the Fund satisfies the requirements described above.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of the Portfolio. The Portfolio will be treated as a partnership for federal income tax purposes and, as a result, will not be subject to federal income tax. Instead, the Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio. Any reference to or description of the US federal income tax aspects of the Fund's investment practices and activities, in effect, take into account the investment practices and activities of the Portfolio.

The Portfolio's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of the income allocated to a Fund and the Fund's distributions to its shareholders.

The Portfolio's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

In general, gain or loss on a short sale is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by the Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

The Portfolio's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for US income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. Shortly after any year for which the Fund makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. It is not expected that more than 50% of the value of total assets of the Fund will consist of securities issued by foreign corporations. Accordingly, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The mark-to-market election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividend income received by the Fund from the Portfolio during any taxable year is 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If dividends from domestic corporations comprise a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if the Fund has capital loss carryforwards available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution attributable to U.S. real property interests and received by the Fund from a REIT. A distribution paid prior to 2008 attributable to the Fund's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             PROXY VOTING GUIDELINES

The Fund/Portfolio have delegated proxy voting responsibilities to the investment advisor, subject to the Board's general oversight. The Fund/Portfolio have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's/Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund/Portfolio, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

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

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's/Portfolio's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

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

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report of the Portfolio and the Fund dated December 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this SAI. A copy of the Fund's Annual Report may be obtained without charge by contacting the Service Center at
(800) 728-3337.

                                OTHER INFORMATION

Internet Access

World Wide Web Site -- The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.


The CUSIP number for class S of the Fund is 23339C305

Investment Advisor
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Investment Subadvisor
NORTHERN TRUST INVESTMENTS, N.A.
50 South La Salle Street
Chicago, IL 60603

Custodian for Fund and Portfolio
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
DWS SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Transfer Agent
DWS SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA  02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

The Fund/Portfolio has a fiscal year ending December 31.

The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549, under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater  vulnerability  to default but  currently  has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

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FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.


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